UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NCR ATLEOS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NCR ATLEOS Notice of Annual Meeting and 2024 Proxy Statement

A Letter from Our President and Chief Executive Officer

Dear fellow NCR Atleos stockholders,

On behalf of our Executive Team and our Board of Directors, thank you for your interest and support of our new Company, NCR Atleos Corporation, or Atleos. We are pleased to share our first ever Atleos proxy statement and annual report.

We successfully separated our Company

NCR Corporation, now NCR Voyix, has been a leader in financial and commerce technology solutions for nearly 140 years. In early 2022, NCR undertook a strategic review that concluded in September of that year with the decision to split into two public companies. The legal separation to create Atleos met aggressive timelines and was successfully completed in about a year. On October 16, 2023, Atleos became an independent publicly traded company with its shares listed on the New York Stock Exchange under the ticker NATL.

We are now NCR Atleos

Atleos holds leadership positions in both of its core self-service banking businesses, supported by steady global demand for cash access and transactions, and growing demand for convenient and efficient access to banking services.

Atleos services over 600,000 ATMs and operates the largest independent network of ATMs in the world with over 80,000 machines. We have 20,000 employees globally with products in 140 countries, a service organization in 60 countries, and ATM networks in 11 countries.

We are uniquely positioned to benefit from the transition of banking technologies toward self-service based offerings and the introduction of shared banking utility services. Emphasizing innovation will allow Atleos to evolve with our financial institution and retail customers, and meet the emerging preferences of their customers. We are committed to our vision of setting the highest standard in self-service financial solutions. We intend to lead from the front and to catalyze lasting value creation for all of our stakeholders.

Atleos demonstrated strong execution in 2023

Overcoming the risk of distraction from the very complicated and time intensive separation transaction, our teams drove financial performance that exceeded our budgets for revenue and profitability. Our recurring revenue growth outpaced the overall growth rate and now represents more than 71% of our top line. Our productivity initiatives delivered significant direct cost savings with streamlined manufacturing and a rebuilt supply chain.

Atleos made significant strategic progress in 2023

While our strategy presumes that the global fleet of ATMs remains relatively stable, we expect to drive growth by generating more revenue per machine across the 600,000 ATMs we service.

The ATM as a Service business (ATMaaS), our full outsource solution for financial institutions, grew by over 40% in its second full year and added over 6,000 units in 2023. We closed the year with more than 20,000 ATMaaS machines implemented and revenue of over $150 million.

Our Network segment has seen impressive topline growth across most regions. In 2023 we added financial institution partners to the network, added card holders, added new functionality and transaction types and launched into new geographies in Portugal and

Greece. Our revenue per device continued to grow rapidly, end markets remain healthy and cash utilization trends continue to be constructive.

These two key strategic efforts benefit from our unmatched expertise, considerable scale and coverage and leading service capabilities. As financial institutions evolve their retail banking strategy, we stand ready to provide the outsourced solution for self-service financial access. As consumer preferences for transacting shift, we will provide them efficient and safe solutions to complete their transactions.

Thank you

I am extremely grateful for the hard work and dedication of our global Atleos team and am very appreciative of the patience and support our customers and partners showed us as we navigated a very challenging yet rewarding year. I also appreciate our stockholders for your continued interest in our Company and our businesses.

I look forward to a formative and successful 2024.

Sincerely,

/s/ Timothy C. Oliver Timothy C. Oliver Chief Executive Officer April 1, 2024

Notice of 2024 Annual Meeting and Proxy Statement

Dear fellow NCR Atleos stockholders,

I am pleased to invite you to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) for NCR Atleos Corporation, a Maryland corporation (“Atleos” or the “Company”), that will be held on Tuesday, May 21, 2024 at 12:00 p.m. Eastern Time. This year’s Annual Meeting will conducted as a virtual meeting of stockholders. You will be able to attend the Annual Meeting, vote your shares and submit questions during the Annual Meeting via a live webcast by visiting www.proxydocs.com/NATL. Prior to the Annual Meeting you will be able to authorize a proxy to vote your shares on the matters submitted for stockholder approval at the Annual Meeting, and we encourage you to do so.

The accompanying notice of the Annual Meeting and proxy statement (“Notice”) tell you more about the agenda and procedures for the Annual Meeting. The proxy statement also describes how the Board of Directors of the Company operates and provides information about, among other matters, our director candidates, director and executive officer compensation and certain corporate governance matters. I look forward to sharing more information with you about Atleos at the Annual Meeting.

As in prior years, we are offering our stockholders the option to receive our proxy materials via the Internet. We believe this option allows us to provide our stockholders with the information they need in an environmentally conscious form and at a reduced cost.

Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, I urge you to authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares on the Internet or by telephone, or, if you received the proxy materials by mail, you may also authorize a proxy to vote your shares by mail. Your vote will ensure your representation at the Annual Meeting regardless of whether you attend via webcast on May 21, 2024.

Sincerely,

/s/ Joseph E. Reece

Joseph E. Reece

Chairman of the Board

April 1, 2024

Notice of Annual Meeting of Stockholders of NCR Atleos Corporation

Time

12:00 p.m. Eastern Time

Date

Tuesday, May 21, 2024

Place

Virtual Meeting via webcast at www.proxydocs.com/NATL.

The Annual Meeting will be held in a virtual format only on the Internet. You will be able to participate in the Annual Meeting online and submit your questions during the meeting by visiting www.proxydocs.com/NATL. You will also be able to vote your shares electronically at the Annual Meeting. For more information about our virtual meeting process, please see the Questions Relating to this Proxy Statement – Information about our Virtual Annual Meeting section of this proxy statement.

Purpose

The holders of shares of common stock, par value $0.01 per share (the “common stock”), of NCR Atleos Corporation will, voting together as a single class, be asked to:

1.
Consider and vote upon the election of eight individuals to the Board of Directors as described in these proxy materials, each to serve until the next annual meeting of stockholders following his or her election and until his or her respective successor is duly elected and qualifies;

2.
Consider and vote to approve, on a non-binding and advisory basis, the compensation of the named executive officers (“Say on Pay”), as described in these proxy materials;

3.
Consider and vote, on an advisory basis, on the frequency of future advisory votes on the compensation of our named executive officers (“Say on Frequency”), as described in these proxy materials;

4.
Consider and vote upon the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

5.
Transact such other business as may properly come before the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) and any postponement or adjournment of the Annual Meeting.

Other Important Information

•
Record holders of Atleos common stock at the close of business on March 4, 2024 may virtually attend and vote at the Annual Meeting.

•
Your shares cannot be voted unless you virtually attend the Annual Meeting via webcast or they are represented by proxy. Whether or not you plan to virtually attend the Annual Meeting you are encouraged to read the proxy statement and authorize a proxy to vote your shares as soon as possible to ensure that your shares are represented and voted at the Annual Meeting.

Copies of these proxy materials are available at SEC Filings | NCR Atleos Corporation and www.proxydocs.com/NATL. You may also obtain these materials on the SEC website at www.sec.gov or by contacting the Company’s Corporate Secretary at NCR Atleos Corporation, 864 Spring Street NW, Atlanta, Georgia 30308-1007.

By order of the Board of Directors, /s/ Ricardo J. Nuñez Ricardo J. Nuñez Executive Vice President, General Counsel and Secretary

April 1, 2024

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 21, 2024

This proxy statement and Atleos’ 2023 Annual Report are available at www.proxydocs.com/NATL. Except to the extent specifically referenced herein, information contained or referenced on our website or social media is not incorporated by reference into and does not form a part of the proxy statement. The Company’s 2023 Annual Report is not proxy soliciting material.

i	2024 Proxy Statement

Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. It does not contain all the information you should consider. We urge you to read the entire Proxy Statement carefully before voting.

Proxy Statement

This Proxy Statement is furnished to stockholders of NCR Atleos Corporation, a Maryland corporation (the “Company” or “Atleos”), in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for exercise at the annual meeting of Atleos’ stockholders to be held on May 21, 2024 (the “2024 Annual Meeting”) and any postponements or adjournments thereof. We are mailing the Notice Regarding the Availability of Proxy Materials to stockholders on or about April 1, 2024.

The Notice Regarding the Availability of Proxy Materials (the “Notice”) directs stockholders to a website where they can access our proxy materials, including this Proxy Statement, the Notice of Annual Meeting of Stockholders, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”). If you would prefer to receive a printed set of our proxy materials mailed to you, please follow the instructions set forth in the Notice.

2024 Annual Meeting of Stockholders

Date and Time May 21, 2024 12:00 p.m. Eastern Time	Location www.proxydocs.com/NATL	Record Date Close of Business on March 4, 2024

1	2024 Proxy Statement

Proxy Summary

Proposals and Voting Recommendations

The holders of shares of common stock are being asked to consider and vote upon the following four proposals:

Proposal	Votes Required	Board Vote Recommendation	Page Reference

Proposal 1: Election of Directors	Majority of the total votes cast for and against each nominee	VOTE FOR EACH NOMINEE	10

Proposal 2: Say on Pay: Advisory Vote on the Compensation of the Named Executive Officers as described in these proxy materials	Majority of votes cast	VOTE FOR	37

Proposal 3: Say on Frequency: Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Named Executive Officers as described in these proxy materials	Majority of the votes cast(1)	VOTE FOR 1 YEAR	85

Proposal 4: Ratification of the Appointment of Independent Registered Public Accounting Firm for the year ending December 31, 2024	Majority of votes cast	VOTE FOR	90

(1)
In the event that no option receives a majority of the votes cast, we will consider the option that receives the most votes to be the option selected by stockholders.

How to Vote

Via the Internet	By Telephone	By Mail

www.proxypush.com/NATL	1-866-647-2142	Sign, date and mail your proxy card (record holders) or your voting instruction form (beneficial owners)

Company Overview

Atleos is an industry-leading financial technology company providing self-directed banking solutions to a global customer base including financial institutions, merchants, manufacturers, retailers and consumers. Self-directed banking is a rapidly growing, secular trend that allows banking customers to transact seamlessly between various channels all for the same transaction. Our comprehensive solutions enable the acceleration of self-directed banking through ATM and interactive teller machine (“ITM”) technology, including software, services, hardware and our proprietary Allpoint network. While we provide all our solutions on a modular basis, we have also assembled these capabilities into a turnkey, end-to-end platform which we have branded “ATM as a Service.”

2	2024 Proxy Statement

Proxy Summary

We manage our operations in the following segments: Self-Service Banking, Network, and Telecommunications & Technology (T&T).

•
Self-Service Banking - Offers solutions to enable customers in the financial services industry to reduce costs, generate new revenue streams and enhance customer loyalty. These solutions include a comprehensive line of ATM hardware and software, and related installation, maintenance, and managed and professional services. We also offer solutions to manage and run the ATM channel end-to-end for financial institutions that include back office, cash management, software management and ATM deployment, among others.
•
Network - Provides a cost-effective way for financial institutions, fintechs, neobanks, and retailers to reach and serve their customers through our network of ATMs and multi-functioning financial services kiosks. We offer credit unions, banks, digital banks, fintechs, stored-value debit card issuers, and other consumer financial services providers access to our ATM network, including our proprietary Allpoint network, providing convenient and fee-free cash withdrawal and deposit access to their customers and cardholders as well as the ability to convert a digital value to cash, or vice versa, via ReadyCash. We also provide ATM branding solutions to financial institutions, ATM management and services to retailers and other businesses, and our LibertyX business gives consumers the ability to buy and sell Bitcoin.
•
T&T - Offers managed network and infrastructure services to enterprise clients across all industries via direct relationships with communications service providers and technology manufacturers. Our customers rely on us as a strategic partner to help them reduce complexity, improve cost efficiency, and enable global geographical reach. We deliver expert professional, field, and remote services for modern network technologies including Software-Defined Wide Area Networking, Network Functions Virtualization, Wireless Local Area Networks, Optical Networking, and Edge Networks.

Separation from NCR Voyix Corporation

On October 16, 2023, Atleos was spun-off from its former parent company (the "Separation"), NCR Corporation (now known as NCR Voyix Corporation or "Voyix" and referred to as "NCR Corp" prior to the Separation) and has since operated as an independent, standalone public company. The Separation was achieved by means of a pro-rata distribution of all of Atleos’ common stock to Voyix's stockholders at the close of business on October 2, 2023. Each holder of Voyix's common stock received one share of Atleos’ common stock for every two shares of Voyix common stock held as of the close of business on October 2, 2023, plus cash in lieu of fractional shares. On October 17, 2023, the Company commenced trading as an independent public company under the ticker symbol “NATL” on the New York Stock Exchange (“NYSE”).

Following the Separation, Voyix does not beneficially own any shares of Atleos common stock and will no longer consolidate Atleos results with any Voyix results.

Although Atleos and Voyix currently operate as separate companies, the rules and regulations of the SEC and the NYSE require that we provide certain information, including compensation information for our directors and named executive officers, for a period of time prior to the Separation. We have sought to clearly indicate throughout this Proxy Statement what information relates to Atleos prior to the Separation, and what information relates to Atleos following the Separation.

3	2024 Proxy Statement

Proxy Summary

Corporate Governance Highlights

Director Independence & Oversight
•
Seven of our eight directors are independent
•
Our Board currently has an Independent Chairman. The Board believes its leadership structure, as well as the Company’s leadership structure, function cohesively and serve the best interests of the Company based on the Company’s strategy and ownership structure
•
The Audit Committee, Compensation and Human Resource Committee, and Nominating & Governance Committee each consist entirely of independent directors

Director Qualifications & Evaluation	• Our Board will review committee and director performance through an annual process of self-evaluation
Stockholder Rights & Engagement
•
All of our directors will stand for election each year for one-year terms
•
Our bylaws provide for a majority voting standard in uncontested elections; provided, however that directors will be elected by a plurality voting standard in contested elections
•
Our officers and directors have rigorous stock ownership guidelines

Corporate Responsibility
•
Our Board has active oversight of our strategy and risk management, including data privacy, ethics and compliance, cybersecurity, human capital management and sustainability risks
•
Our Board has adopted anti-hedging, anti-pledging and clawback policies

Board Composition Highlights

Our Board holds a diverse range of backgrounds, viewpoints and skills that enable its effectiveness and proactiveness and is committed to actively seeking highly qualified women and individuals from historically underrepresented director candidates for consideration. The Board, with input from the Nominating and Governance Committee, is responsible for periodically determining the appropriate skills, perspectives, experiences, and characteristics required of Board candidates, taking into account the Company's needs, strategy, and current make-up of the Board. Additionally, our Board continues to uphold and focus on the independence of Board members and has adopted the definition of independence described in the director independence requirements for NYSE listed companies.

4	2024 Proxy Statement

Proxy Summary

Board Composition at a Glance

Ethnic Diversity	Gender Diversity	Independence	Average Age

			Committee Membership
Name and Principal Occupation	Age	Independent	Audit	CHRC	NGC

Odilon Almeida, Jr. Operating Partner Advent International	62	•	•		•

Mary Ellen Baker Former Executive Vice President & Head of Business Services Citizens Financial Group (Citizens Bank)	65	•	Chair

Mark W. Begor Chief Executive Officer Equifax, Inc.	65	•		Chair

Michelle McKinney Frymire Former Chief Executive Officer CWT (formerly Carlson Wagonlit Travel)	57	•		•	Chair

Frank A. Natoli Chief Operating Officer Associated Materials, LLC	59	•		•	•

Timothy C. Oliver President & Chief Executive Officer NCR Atleos	55

Joseph E. Reece Chairman of the Board NCR Atleos	62	•

Jeffry H. von Gillern Former Vice Chairman of Technology and Operations Services U.S. Bancorp	58	•	•		•

CHRC = Compensation and Human Resource Committee

NGC = Nominating and Governance Committee

5	2024 Proxy Statement

Proxy Summary

Executive Compensation Highlights

Executive Compensation Philosophy and Design

We are committed to clear, transparent executive compensation programs that drive company performance and encourage the interests of our executives to be aligned with those of stockholders. As described in the Compensation Discussion and Analysis section below, all compensation programs and amounts presented in this Proxy Statement were for fiscal 2023 and made by the compensation committee and leadership of our former parent company, NCR. The Atleos Compensation and Human Resource Committee (the “CHRC”) was not established until the Separation in October of 2023.

Further details about executive compensation decisions are described in the Executive Compensation - Compensation Discussion and Analysis beginning on page 39.

Risk Management Highlights

Oversight

Atleos is committed to a strong oversight mechanism of material risks. The Atleos Board has oversight of executive management’s responsibilities to design, implement and maintain an effective enterprise risk management (“ERM”) framework for our overall operational, information security, strategic, reputational, technology, sustainability, and other risks, including matters relating to diversity, equity and inclusion (“DE&I”), environment, health and safety, sustainability, business continuity planning (“BCP”), third-party risk management (“TPRM”), and the security of our personnel and physical assets. Atleos’ management will be responsible for developing and managing formal programs designed to identify, assess and respond to material and emerging risks and opportunities that may impact the achievement of Atleos’ strategic objectives. In particular, the Audit Committee will assist the Atleos Board in its oversight of risk management.

Our Chief Risk Officer has primary oversight for the Company’s ERM programs, including BCP and TPRM, details of which are reported to the Audit Committee. Atleos’ ERM programs support the Company’s strategic objectives and corporate governance responsibilities. The ERM programs include the following primary objectives:

•
Establish a standard risk framework and supporting policies and processes to identify, assess, respond to, and report on business risks and opportunities
•
Establish clear roles and responsibilities in support of the Company’s risk management activities
•
Ensure appropriate independent oversight of business risks and opportunities and the impacts of related business decisions on the Company’s risk profiles and tolerances
•
Ensure appropriate communication and reporting of business risks and opportunities including related response strategies and controls to Atleos’ executive leadership and Board
•
Provide relevant training to executives, managers and employees.

6	2024 Proxy Statement

Proxy Summary

In addition to the Chief Risk Officer, our Chief Compliance Officer has a direct channel to the Board. Further, our Chief Compliance Officer oversees investigations pertaining to fraud, conflicts of interest, violations of laws, and other similar matters, and reports on those activities to one or more Committees of the Board. All of these channels to the Board are designed to prevent risks and initiatives from being siloed into one channel and provide a clear and accurate picture of the Company’s evolving risk landscape.

Business Ethics and Integrity

Our Code of Conduct sets forth standards designed to uphold our values and foster integrity in our relationships with one another and our valued stakeholders. Our Code of Conduct is available at https://www.ncratleos.com/corporate-goverance-docs/ncr-atleos_atleos-code-of-conduct.pdf.

Everyone at Atleos will be required to take our Code of Conduct training annually. Our Code of Conduct training is currently available in 16 languages. Training will be revised annually, taking into account the prior year’s compliance matters and the Company’s compliance risks.

Our Ethics and Compliance Program is responsible for managing the Company’s adherence to the Code of Conduct. Further, our Chief Compliance Officer oversees investigations pertaining to fraud, conflicts of interest, violations of laws, and other similar matters, and reports on those activities to one or more Committees of the Board.

Data Protection, Privacy and Security

At Atleos, we are proud of our data protection, cybersecurity, and privacy programs. These initiatives receive oversight from the Audit Committee, as well as several members of our Executive Leadership Team including the Chief Operating Officer, General Counsel, Chief Security & Cash Operations Officer, and Chief Information & Technology Officer. Atleos’ Chief Security & Cash Operations Officer, Chief Information & Technology Officer and Chief Privacy Officer are responsible for management of these programs. Additional support is provided by our Chief Risk Officer and our Chief Compliance Officer.

Atleos supports appropriate privacy protections for those with whom we interact. We foster a culture that values the privacy rights of individuals. Under the direction of Atleos’ Chief Privacy Officer, the program offers thought leadership, advice and guidance on privacy practices such as: complying with privacy laws and regulations; designing solutions with privacy in mind; implementing contracts governing intracompany activities; minimizing the collection of data; providing meaningful notice and choice; and safeguarding information. The program is supported by a privacy attorney, privacy program managers within the business, and data protection officers in various locations internationally. Many of these privacy professionals have industry recognized privacy certifications from the International Association of Privacy Professionals.

Under the direction of Atleos’ Chief Security & Cash Operations Officer, the Global Information Security organization is responsible for implementing and maintaining an information security program with the goal to protect information technology resources and protect the confidentiality and integrity of data gathered on our people, partners, customers, and business assets. Also, we employ various information technology and protection methods designed to promote data security including firewalls, intrusion prevention systems, denial of service detection, anomaly-based detection, anti-virus/anti-malware, endpoint encryption and detection and response software, Security Information and Event Management system, identity management technology, security analytics, multi-factor authentication and encryption.

7	2024 Proxy Statement

Proxy Summary

To further our commitment to data privacy and cybersecurity:

•
Atleos maintains the ISO 27001 certification for certain locations throughout the United States, Europe, and India
•
Third-party audits for PCI-DSS, PA-DSS and SSAE-18 SOC2 are conducted for certain service offerings
•
Atleos maintains a robust information security awareness and training program. Employees and contingent workers are required to complete training within 30 days of hire, as well as an annual refresher course. Additionally, Atleos performs regular testing to help ensure employees can identify email “phishing” attacks
•
Atleos’ corporate insurance policies include certain information security risk policies that cover network security, privacy and cyber events
•
Our Atleos Privacy Policy can be found on the Company website for further viewing at https://www.ncratleos.com/privacy

Diversity, Equity and Inclusion

At Atleos, we believe a diverse workforce improves our customer relationships and enables us to understand regional and local nuances of the markets in which we operate. Approximately 81% of our workforce is based outside of the U.S. Accordingly, we strive to build a globally inclusive workplace where all people are treated fairly. We seek to include everyone, lead with empathy, and make our communities better.

We are proud to have two female directors serving on our Board. Notably, two-thirds of the Board’s committees are chaired by women.

Diversity by the numbers*

56	19%	39%	29%
countries in which approximately 20,000 of our employees reside 81% of our workforce is based outside of the U.S.	of our global workforce self-identify as women	of our U.S. workforce self-identify as ethnically and/or racially diverse	of our U.S. management positions are held by people who self-identify as women

* Based on data as of December 31, 2023, for NCR Atleos Corporation and its subsidiaries.

Environmental Management

We are committed to managing our environmental footprint in the global communities in which we operate. We strive to minimize the environmental impact of our products and operations while also delivering innovative technologies and solutions designed to support businesses and consumers in their efforts to operate responsibly. For example, Atleos uses remote sensing technology to solve customer equipment issues, which reduces the number of maintenance visits and reduces our carbon footprint.

8	2024 Proxy Statement

Proxy Summary

We recognize the importance of minimizing our environmental footprint through energy and greenhouse gas ("GHG") management. That is why we report our Scope 1 and Scope 2 emissions from our global facilities and service operations through CDP (formerly Carbon Disclosure Project). We will complete the annual CDP climate change questionnaire and evaluate our environmental management progress annually to better understand our areas of opportunity to make a true impact.

We are proud to publicly disclose our Scope 1 and Scope 2 GHG emissions data, which has been measured and calculated in alignment with the GHG Protocol Standard. Our emissions data for 2023 is as follows:

Scope 1 – 143,650 mtCO2e

Scope 2 – 4,917 mtCO2e

The reported data for 2023 includes absolute GHG emissions from Scope 1 (generation of heat and transportation) and Scope 2 (generation of purchased electricity) for Atleos business units operating as part of NCR Corporation from January 1, 2023 through the Separation of Atleos on October 16, 2023 and as a standalone business through the balance of 2023 post-separation. This 2023 data will be used as the baseline year for future reporting in line with the GHG Protocol Standard reporting methodology.

We are committed to continued accuracy and transparency and regularly refine our data collection and calculation methodology.

9	2024 Proxy Statement

Proposal 1 – Election of Directors

The Board of Directors recommends that you vote FOR each of Odilon Almeida, Jr., Mary Ellen Baker, Mark W. Begor, Michelle McKinney Frymire, Frank A. Natoli, Timothy C. Oliver, Joseph E. Reece and Jeffry H. von Gillern for election as a director of the Company, each to serve until the next annual meeting of stockholders following his or her election and until his or her respective successor is duly elected and qualifies.

The holders of shares of common stock are being asked to consider and vote on each of the eight director nominees up for election, each to serve until the next annual meeting of stockholders following his or her election and until his or her respective successor is duly elected and qualifies. Proxies solicited by the Board and properly authorized will be exercised FOR the election of each of the eight nominees: Odilon Almeida, Jr., Mary Ellen Baker, Mark W. Begor, Michelle McKinney Frymire, Frank A. Natoli, Timothy C. Oliver, Joseph E. Reece and Jeffry H. von Gillern, unless you elect to vote against or abstain from voting with regard to any nominee. The Board has no reason to believe that any of these nominees will be unable to serve. However, if one of them should become unable to serve prior to the Annual Meeting, the proxies may vote for another person recommended by the Nominating and Governance Committee and nominated by the Board, or the Board may reduce the number of directors to be elected at the Annual Meeting.

How Does the Board Recommend that I Vote on this Proposal?

The Board of Directors recommends that you vote FOR the election of each nominee for director.

Vote FOR each of Odilon Almeida, Jr., Mary Ellen Baker, Mark W. Begor, Michelle McKinney Frymire, Frank A. Natoli, Timothy C. Oliver, Joseph E. Reece and Jeffry H. von Gillern as directors, each to serve until the next annual meeting of stockholders following his or her election and until his or her respective successor is duly elected and qualifies. Properly authorized proxies received by the Board will be voted FOR all nominees for which the stockholder may vote unless they specify otherwise.

Vote Required for Approval

The affirmative vote of a majority of the total votes cast for and against each nominee by the holders of our common stock (in person via attendance at the virtual Annual Meeting or by proxy), is required to elect each nominee. Abstentions and broker “non-votes” will not be counted as votes cast and will have no effect on the vote required to elect each of these director nominees.

10	2024 Proxy Statement

Proposal 1 – Election of Directors

Qualifications, Attributes, Skills and Experiences Represented by the Director Nominees

Individual Skills / Qualifications

CEO or President Leadership Experience as a chief executive officer or president in a major organization	•		•	•		•	•		62.5%

Communications & Marketing Experience in communications and marketing	•		•	•			•	•	62.5%

Compliance Experience in developing, managing or overseeing an ethics or compliance program	•		•	•		•		•	62.5%

ERM & Cybersecurity Experience in enterprise risk management (ERM) and cybersecurity	•	•	•	•				•	62.5%

ESG Experience in environmental, social and governance (ESG), community affairs and/or corporate responsibility including sustainability, diversity and inclusion	•		•	•		•	•	•	75%

Financial Literacy Experience or expertise in financial accounting and reporting or financial management.	•	•	•	•		•	•	•	87.5%

Global Business & Culture Experience and exposure to markets and cultures outside the United States	•		•	•	•	•	•	•	87.5%

Government or Regulatory Affairs Experience leading a major organization in government or regulatory affairs	•		•				•	•	50%

Human Capital Management Experience in human resources and labor relations (including compensation) management, and fostering talent	•		•	•		•	•	•	75%

M&A or Corporate Finance Experience in mergers and acquisitions, capital structure strategy, corporate debt or capital markets	•	•	•	•	•	•	•	•	100%

Individual Industry Experience

Banking Background Experience in the banking industry	•	•	•		•	•	•	•	87.5%

Public Company Board Service Experience as a board member of another publicly traded company	•	•	•	•			•		62.5%

Strategic Transformation Leadership experience driving strategic direction and growth of an organization shifting its business strategy	•	•	•	•	•	•	•	•	100%

Technology or Software Experience implementing technology or software strategies for long-term research and development planning and strategy	•	•	•	•		•		•	75%

More Information About Our Board of Directors

The Board oversees management in directing the overall performance of the Company on behalf of its stockholders. Members of the Board stay informed of the Company’s business by participating in Board and committee meetings (including regular executive sessions of the Board), by reviewing materials provided to them prior to the meetings and otherwise, and through discussions with the Chief Executive Officer and other members of management and staff.

11	2024 Proxy Statement

Proposal 1 – Election of Directors

Nominees for Election

The name, age, principal occupation, other business affiliations and certain other information regarding each nominee for election as a director are set forth below, along with a description of the qualifications that led the Nominating and Governance Committee and Board to conclude that he or she meets the needs of the Board and supports the advancement of the Company’s long-term strategy. The age reported for each director is as of the filing date of this Proxy Statement.

Odilon Almeida, Jr. Director Age: 62 Atleos Committees: Audit, Nominating and Governance

Odilon Almeida, Jr. is an Operating Partner at Advent International, one of the world’s largest and most experienced global private equity firms, with over 345 investments across 41 countries. Previously, from 2021 to 2023, Mr. Almeida served as President, Chief Executive Officer, and a member of the Board of Directors of ACI Worldwide (“ACIW”), a $1.5 billion global software provider of mission-critical real-time payment solutions with operations in over 80 countries. From 2019 to 2020, Mr. Almeida was an operating partner for Advent International. During his 17-year tenure (2002-2019) at Western Union (“WU”), the global leader in cross-border and cross-currency money movement, Mr. Almeida advanced through increasingly significant general management and operating roles at WU, including President of Western Union Global Money Transfer, where he headed the company’s $5 billion consumer business in over 200 countries and territories. From May 2015 to May 2023, Mr. Almeida served on the board of Millicom International (“TIGO”), a leading provider of fixed and mobile telecommunications services. Mr. Almeida became a director of NCR Atleos on October 16, 2023.

Qualifications: Mr. Almeida's qualifications include his extensive experience as a global leader with a strong track record of value creation in the financial, fintech and technology sectors. Over his 40-year career, he has set strategy and led growth acceleration through organic expansion, as well as the acquisition and integration of new businesses. He has proven expertise in leading digital transformation, accelerating global growth, and corporate governance.

Other Current Public Directorships: None

12	2024 Proxy Statement

Proposal 1 – Election of Directors

Mary Ellen Baker Director Age: 65 Atleos Committees: Audit (Chair)

Mary Ellen Baker most recently served as Executive Vice President and Head of Business Services for Citizens Financial Group (Citizens Bank) from August 2016 to June 2022. She also served as a member of Citizens Bank's executive committee while co-leading the bank’s multi-year transformation program focused on digitization, next-generation technology and deployment of advanced analytics. Prior to joining Citizens Bank in 2016, Ms. Baker was an Executive Vice President at PNC Financial Services (“PNC”), where she was the interim Chief Technology Officer and the Executive Vice President of Enterprise Services. Prior to PNC, Ms. Baker spent ten years with Bank of America as a Senior Vice President in several executive roles including the Head of Consumer & Small Business Technology and Operations. Ms. Baker currently serves as a member of the Board of Directors of Metallus, Inc. Ms. Baker became a director of NCR Atleos on October 16, 2023.

Qualifications: Ms. Baker’s qualifications include her significant leadership and management experience; financial services industry technology and innovation experience; and her current experience as a director and committee member of other public companies.

Other Current Public Directorships: Metallus, Inc.

13	2024 Proxy Statement

Proposal 1 – Election of Directors

Mark W. Begor Director Age: 65 Atleos Committees: Compensation and Human Resource (Chair)

Mark W. Begor was named Chief Executive Officer of Equifax, Inc. ("Equifax") and a member of the Board of Directors in April 2018. Mr. Begor has created a new Equifax during his tenure as CEO. Under his leadership, Equifax has undertaken one of the largest cloud transformation initiatives in its industry. Equifax has invested over $1.5 billion to change nearly every facet of its infrastructure, has become an industry leader in security, is driving AI innovation, and is on track to become the only cloud-native data, analytics and technology company of its kind. Equifax has grown from $3.4B in 2018 to record 2023 annual revenue of $5.265 billion, a compound growth rate of approximately 9.1%. This strong financial performance has enabled the company to complete 14 strategic acquisitions totaling nearly $4 billion since the beginning of 2021 to broaden Equifax capabilities well beyond a traditional credit bureau in the markets the company serves worldwide, while investing record amounts to expand data, analytics, product, and technology capabilities. Before joining Equifax, Mr. Begor served as a Managing Director in the Industrial and Business services group at Warburg Pincus LLC (“Warburg Pincus”), a $40 billion growth-focused private equity firm with more than 120 portfolio companies, from 2016 to 2018. He also served for two years as a member of the Board of Directors at FICO. Prior to joining Warburg Pincus, Mr. Begor spent 35 years at General Electric Company (“GE”), most recently as President and Chief Executive Officer of GE’s $8 billion energy management business from 2014 to 2016. Before leading GE Energy Management, Mark was President and CEO of GE Capital Real Estate. He also served as President and CEO of GE Capital Retail Finance (Synchrony Financial), successfully guiding it through a period where the business doubled in size. Mr. Begor was a Senior Vice President and member of GE’s Corporate Executive Council for 10 years and a GE officer for 19 years. He also served as the Chief Financial Officer at NBCUniversal Media and as GE's Investor Relations leader, where he oversaw a large number of acquisitions and dispositions. Mr. Begor currently serves on the Board of Directors of NCR Atleos. Mr. Begor previously served on the Board of Directors at NCR Corporation from February 2020 until the company separated into NCR Atleos and NCR Voyix in October 2023. Mr. Begor is also on the Board of Trustees at both Dartmouth-Hitchcock Medical Center and the U.S. Ski and Snowboard Foundation. Mr. Begor is a graduate of Syracuse University with a bachelor’s degree in finance and marketing, and he has an MBA from Rensselaer Polytechnic Institute

Qualifications: Mr. Begor’s qualifications include extensive leadership roles; his industry expertise; his current and prior experience as a director and committee member of other public companies; and his independence.

Other Current Public Directorships: Equifax, Inc.

14	2024 Proxy Statement

Proposal 1 – Election of Directors

Michelle McKinney Frymire Director Age: 57 Atleos Committees: Compensation and Human Resource, Nominating and Governance (Chair)

Michelle McKinney Frymire most recently served as Chief Executive Officer of CWT (formerly Carlson Wagonlit Travel), a leader in travel management technology, from May 2021 to May 2022. Ms. Frymire was responsible for leading the company through and beyond the impact of the pandemic, driving the company’s global strategy and overseeing significant investment in the company’s product and technology platforms. As a travel management platform, CWT was heavily impacted by the COVID-19 pandemic and with the support of nearly all of its debt holders CWT filed a pre-packaged Chapter 11 bankruptcy on November 11, 2021, in the U.S. Bankruptcy Court for the Southern District of Texas. CWT’s plan of reorganization was approved by the Bankruptcy Court the following day, on November 12, 2021, and CWT was able to exit Chapter 11 on November 19, 2021. Prior to serving as Chief Executive Officer of CWT, Ms. Frymire served as President and Chief Financial Officer of CWT, in charge of global business strategy and transformation from August 2020 to April 2021. Prior to that role, Ms. Frymire was the Executive Vice President and Chief Financial Officer of CWT from January 2019 to August 2020. Prior to joining CWT, Ms. Frymire was Chief Financial Officer for U.S. Risk Insurance Group, LLC, a privately owned specialty lines underwriting manager and wholesale broker, from 2017 to 2019. From 2015 to 2017, she served as Chief Financial Officer for Service King Collision Repair Centers, an auto body collision repair company. From 2009 to 2015, Ms. Frymire served in a variety of roles for The Service Master Companies, Inc., a residential and commercial services company, most recently as vice president, corporate FP&A and strategy, as well as Chief Financial Officer for TruGreen, a lawn and landscape service provider, from 2009 to 2013. From 2005 to 2009, Ms. Frymire was Chief Financial Officer, vacation ownership for Starwood Hotels & Resorts Worldwide, Inc., a former hospitality company. From 1998 to 2005, Ms. Frymire served in a variety of roles for Delta Air Lines, Inc., a global airline carrier, including vice president of finance, marketing, international, network and technology. From 1994 to 1998, she was managing director, financial planning, analysis and systems for Continental Airlines, a former global airline carrier. Ms. Frymire is currently on the Board of Directors for Cedar Fair, L.P. and Sonder. Ms. Frymire previously served on the Board of Directors of Spirit Realty Capital. Ms. Frymire became a director of NCR Atleos on October 16, 2023.

Qualifications: Ms. Frymire’s qualifications include her extensive executive-level experience, including in the technology, travel and hospitality sectors; her extensive experience in finance and financial expertise; her current experience as a director and committee member of other public companies; and her independence.

Other Current Public Directorships: Cedar Fair, L.P.; Sonder Holdings Inc.

15	2024 Proxy Statement

Proposal 1 – Election of Directors

Frank A. Natoli Director Age: 59 Atleos Committees: Compensation and Human Resource, Nominating and Governance

Mr. Natoli currently serves as Chief Operating Officer of Associated Materials, LLC, a vertically integrated building products company with $1.6 billion in annual revenues. From 2020 to March 2023, Mr. Natoli served as Chief Operating Officer at Springs Window Fashions LLC, a leading global provider of custom window coverings. Mr. Natoli joined Springs Window Fashions, LLC, in 2018 as Executive Vice President, Integrated Supply Chain. In this position, he led the company’s supply chain operations. He also managed the company’s manufacturing footprint as well as the supply chain, procurement, and quality functions. Prior to joining Springs Window Fashions LLC, Mr. Natoli was with Diebold Nixdorf, Inc., (“Diebold”) for 13 years where he held a number of positions of increasing responsibility in technology, operations, transformation and business process improvement. In 2018, Mr. Natoli served as Head of Operations for Diebold and oversaw their global manufacturing and supply chain. From 2012 to 2017, he was Executive Vice President and Chief Innovation Officer and led their global research and development organization, including Diebold’s global engineering, marketing, product management and technology groups. Prior to that, he worked as Vice President and Chief Technology Officer where he was responsible for leading the technology and engineering development group in creating products that meet customers’ needs. He also led support of the company’s service business to improve reliability and align technology with corporate strategies. Prior to that, he also served as Vice President of Operational Excellence and Vice President of Business Transformation. Before joining Diebold in 2005, Mr. Natoli spent 23 years in the automotive industry in engineering, manufacturing and operations roles. Mr. Natoli became a director of NCR Atleos on October 16, 2023.

Qualifications: Mr. Natoli’s qualifications include his extensive executive-level experience and his industry expertise including in the financial services industry and bank technology processing.

Other Current Public Directorships: None

16	2024 Proxy Statement

Proposal 1 – Election of Directors

Timothy C. Oliver President and Chief Executive Officer Age: 55

Timothy (Tim) C. Oliver is the President and Chief Executive Officer of Atleos, a position he has held since October 16, 2023. Most recently, Tim served as Chief Financial Officer for NCR Voyix, from July 13, 2020 to October 16, 2023, and was responsible for all aspects of its financial stewardship, compliance and balance sheet management, working with the investor community and partnering with the business units to ensure customer success and profitability. Mr. Oliver served as President and Chief Financial Officer of Spring Window Fashions, LLC, a consumer goods company, and a member of the company's leadership team from 2019 to July of 2020. In this role he focused on, among other things, aligning the company's business portfolio and growth initiatives with its finance strategy. From 2011 to 2019, he served as Chief Financial Officer of the Goldstein Group Inc. (GGI), a privately held conglomerate, and President and Chief Financial Officer of its subsidiary, Alter Trading Corporation (Alter), a privately held metal recycler and broker company. Mr. Oliver also served as President during the last three months in his role at Alter. Before joining GGI and Alter, he was the Senior Vice President and Chief Financial Officer of MEMC Electronic Materials, Inc., a publicly held technology company (now SunEdison, Inc.), from 2009 to 2011, and Senior Executive Vice President and Chief Financial Officer of Metavante Technologies, Inc., a publicly held bank technology processing company, from 2007 to 2009. He also previously served as Vice President and Treasurer of Rockwell Automation, Inc. (Rockwell Automation), an industrial automation and digital transformation company, from 2005 to 2007. Before joining Rockwell Automation, he was Vice President for Investor Relations and Financial Planning at Raytheon Company. Mr. Oliver became a director of NCR Atleos on October 16, 2023.

Qualifications: Mr. Oliver’s qualifications include his deep experience and expertise in our business, proven leadership through the development of his own teams, and exceptional amount of care for our customers, employees and communities. A seasoned corporate finance executive, Tim brings three decades of experience and a successful record of integrating advanced technologies, transforming portfolios and managing economic uncertainties. Tim has worked in the manufacturing, technology and software business sectors and brings accounting expertise and deep experience in mergers and acquisitions, investor relations and financial planning.

Other Current Public Directorships: None

17	2024 Proxy Statement

Proposal 1 – Election of Directors

Joseph E. Reece Chairman of the Board Age: 62

Joseph E. Reece has been a Managing Partner of SilverBox Capital LLC, and its predecessors, (“SilverBox”), since 2015. SilverBox is an alternative investment manager operating across multiple platforms. Mr. Reece also served as a consultant to BDT & Company from October 2019 to November 2021. He previously served as Executive Vice Chairman and Head of UBS Securities, LLC’s (“UBS”) Investment Bank for the Americas from 2017 to 2018 and was also Co-Head of Risk. Prior to working at UBS, Mr. Reece worked at Credit Suisse from 1997 to 2015, in roles of increasing responsibility, including serving as Global Head of Equity Capital Markets and Co-Head of Credit Risk. Joe’s prior experience includes practicing as an attorney for ten years, including at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP and at the United States Securities and Exchange Commission, where he ultimately served as Special Counsel to the Division of Corporation Finance. Mr. Reece currently serves as a member of the Board of Directors of Compass Minerals Inc., where he serves as its Chairman. He previously served as a member of the Board of Directors of SilverBox Engaged Merger Corp I. (where he was the Executive Chairman from March 2021 to February 2022), UBS Securities, LLC, Atlas Technical Consultants, Inc. and its predecessor company, Boxwood Merger Corp., Del Frisco’s Restaurant Group, Inc., RumbleOn, Inc, CST Brands, Inc., LSB Industries, Inc., and Quotient Technology, Inc. Mr. Reece previously served on the Board of Directors for NCR Corporation, where he was independent Lead Director from November 2, 2022 to May 2, 2023 and was Chairman of the Board from May 2, 2023 to October 16, 2023. Mr. Reece became a director and Chairman of the Board of NCR Atleos on October 10, 2023.

Qualifications: Mr. Reece’s qualifications include his current and prior experience as a director of other public companies; his significant finance and investment experience; his broad industry experience; his experience leading companies in operational, financial and strategic matters; and his independence.

Other Current Public Directorships: Compass Minerals, Inc.

18	2024 Proxy Statement

Proposal 1 – Election of Directors

Jeffry H. von Gillern Age: 58 Atleos Committees: Audit, Nominating and Governance

Jeffry H. von Gillern most recently served as Vice Chairman of Technology and Operations Services for U.S. Bancorp and as a member of the Managing Committee of U.S. Bancorp, a position he held from July 2010 to December 31, 2023. In this role, he reported directly to the Chief Executive Officer and Chairman, and was responsible for a substantial annual investment portfolio of projects and led a group of approximately 25,000 staff resources. Mr. von Gillern joined U.S. Bancorp in 2001 as Executive Vice President and he assumed the additional role of Chief Information Officer (“CIO”) in 2007 which he served until 2010. As CIO, he managed a number of important projects and led and supported numerous bank acquisitions, large scale technology upgrades and multiple complex portfolio conversions. Prior to joining U.S. Bancorp, he served as Chief Information Officer of IronPlanet, a leading online marketplace for selling and buying used construction equipment, trucks and government surplus from 2000 to 2001. Prior to that, he was a Senior Vice President at Visa International, where he spent 12 years. Mr. von Gillern was the Lead Director of ViewPointe LLC from 2010 until 2015, and was a Board Director of Syncada, LLC, from 2010 until 2014 and is currently a Board Director and Treasurer of Childrens Hospital of Minnesota. Mr. von Gillern became a director of NCR Atleos on October 16, 2023.

Qualifications: Mr. von Gillern’s qualifications include his significant leadership and management experience; financial services industry experience and technology and innovation experience.

Other Current Public Directorships: None

19	2024 Proxy Statement

Corporate Governance

General

The Board is elected by the stockholders of the Company to oversee and direct the management of the Company. The Board acts as an advisor to senior management and monitors its performance. The Board reviews the Company’s strategies, financial objectives, and operating plans. It also plans for management succession of the Chief Executive Officer, as well as other senior management positions, and oversees the Company’s compliance efforts.

To help discharge its duties and responsibilities, the Board has adopted the Corporate Governance Guidelines that address significant corporate governance issues, including, among other things: the size and composition of the Board; director independence; Board leadership; roles and responsibilities of the Board; risk oversight; director compensation and stock ownership; committee membership and structure, meetings and executive sessions; and director selection, training and retirement. The Corporate Governance Guidelines, as well as the Board’s committee charters, are found under “Corporate Governance” on the “Company” page of Atleos’ website at https://www.ncratleos.com/about-us/corporate-governance. You also may obtain a written copy of the Corporate Governance Guidelines, or any of the Board’s committee charters, by writing to Atleos’ Corporate Secretary at the address listed in the Communications with Directors section of this proxy statement.

Independence

In keeping with our Corporate Governance Guidelines policy, a substantial majority of our Board is independent, which exceeds the NYSE listing standards. The Board has adopted the definition of independence described in the director independence requirements for NYSE listed companies. The Board may amend this definition in the future; if it does, it will disclose the revised definition.

Consistent with our Corporate Governance Guidelines and the NYSE listing standards, on an annual basis the Board, with input from the Nominating and Governance Committee, determines whether each non-employee Board member is considered independent. In doing so, the Board takes into account the factors listed below and such other factors as it may deem relevant. In analyzing the independence of our directors, we did not identify or consider any transactions, relationships or arrangements that would potentially render a director not independent:

•
has not been an employee of the Company or any of its affiliates, or otherwise affiliated with the Company, or any of its affiliates, within the past five years;
•
has not been affiliated with or an employee of the Company’s present or former independent auditors or its affiliates for at least five years after the end of such affiliation or auditing relationship;
•
has not for the past five years been a paid advisor, service provider or consultant to the Company or any of its affiliates or to an executive officer of the Company or an employee or owner of a firm that is such a paid advisor, service provider or consultant;
•
does not, directly or indirectly, have a material relationship (such as being an executive officer, director, partner, employee or significant stockholder) with a company that has made payments to or received payments from the Company that exceeded, in any of the previous three fiscal years, the greater of $1 million or 2% of the other company’s consolidated gross revenues;

20	2024 Proxy Statement

Corporate Governance

•
is not an executive officer or director of a foundation, university or other non-profit entity receiving significant contributions from the Company, including contributions in the previous three years that, in any single fiscal year, exceeded the greater of $1 million or 2% of such charitable organization’s consolidated gross revenues;
•
has not been employed by another corporation that has (or had) an executive officer of the Company on its board of directors during the past five years;
•
has not received compensation, consulting, advisory or other fees from the Company, other than director compensation and expense reimbursement or compensation for prior service that is not contingent on continued service for the past five years; and
•
is not and has not been for the past five years, a member of the immediate family of (i) an officer of the Company, (ii) an individual who receives or has received during any twelve-month period more than $120,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service that is not contingent on continued service, (iii) an individual who, with respect to the Company’s independent auditors or their affiliates, is a current partner or a current employee personally working on the Company’s audit or was a partner or employee and personally worked on the Company’s audit, (iv) an individual who is an executive officer of another corporation that has (or had) an executive officer of the Company on its board of directors, (v) an executive officer of a company that has made payment to, or received payments from, the Company in a fiscal year that exceeded the greater of $1 million or 2% of the other company’s consolidated gross revenues, or (vi) any director who is not considered an independent director.

The Board has affirmatively determined that all of the Company’s non-employee directors and nominees, namely Odilon Almeida, Jr., Mary Ellen Baker, Mark W. Begor, Michelle McKinney Frymire, Frank A. Natoli, Joseph E. Reece and Jeffry H. von Gillern, are independent in accordance with the NYSE listing standards and the Corporate Governance Guidelines.

New Director Orientation

As provided in the Corporate Governance Guidelines, the Company has an orientation process for new directors that includes background material, visits to Company facilities, and meetings with senior management to familiarize the directors with the Company’s strategic and operating plans, key issues, corporate governance, Code of Conduct, and the senior management team. Atleos manages an extensive director orientation program designed to meet the objectives above and comprehensively brief new board members. We expect any new director who joins the Board to complete a similar program. The program includes the provision of written materials to the new directors and onsite or virtual meetings and training with members of the Company’s Executive Leadership Team, including, among others, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, General Counsel and Secretary, Chief Information Officer, Chief Audit Executive and various business leaders, as well as other key senior management employees. The program enables the new directors to thoroughly understand the Company’s business and strategic initiatives, as well as overall governance and processes, including, among other things, the Company’s organization, the Company charter, bylaws, Board committee charters, the Company Code of Conduct, and Corporate Governance Guidelines.

21	2024 Proxy Statement

Board Leadership Structure, Board Committees and Risk Oversight

Leadership Structure

Our Board is committed to independent leadership and acknowledges there are different structures available to achieve that objective. Our Board has the flexibility to determine a leadership structure as it deems best for the Company from time to time. Under our Corporate Governance Guidelines, the Board shall appoint a Chair of the Board and the Board does not have a guideline on whether the role of Chair should be held by a non-employee or independent director. In the event the positions of Chairman and Chief Executive Officer are held by the same person or if the Chairman is a management employee or a non-independent Director, the independent directors of the Board will select a Lead Director from the independent directors. If the positions of Chair of the Board and Chief Executive Officer are held by the same person or if the Chair is a management employee or a non-independent director, the roles of the Chair and the independent Lead Director will be as set forth in Exhibit B to the Corporate Governance Guidelines.

Currently the roles of Chair and Chief Executive Officer are separated, with Joseph E. Reece serving as a non-employee independent Chairman and Timothy C. Oliver serving as Chief Executive Officer. Our Board believes this provides an effective leadership model for Atleos and our Board to help ensure effective independent oversight at this time. However, the Board believes that the determination of whether to have an executive or non-executive Chair and whether to combine or split the roles of Chair and Chief Executive Officer, should be made based on the best interests of the Company in light of the circumstances of the time. Accordingly, the Board will periodically evaluate its leadership structure.

Additionally, further structural balance is provided by the Company’s well-established corporate governance policies and practices, including its Corporate Governance Guidelines:

•
Board Independence: Independent directors account for seven out of eight current Board members and make up all of the members of the Board’s Compensation and Human Resource Committee, Audit Committee, and Nominating and Governance Committee.
•
Board Diversity: We believe our eight director nominees, including two women and one ethnically diverse director, represent a well-rounded and diverse range of backgrounds, skills and experience. We will continue to incorporate and prioritize diversity on our Board across a range of factors including age, race, gender, ethnicity, geographic knowledge, industry experience, tenure, and culture.
•
Board Preparedness: Board and committee agendas are prepared by their independent chairs, based on discussions with directors and recommendations from senior management.
•
Board Schedules: All directors are encouraged to request agenda items, additional information and/or modifications to schedules as they deem appropriate.

22	2024 Proxy Statement

Board Leadership Structure, Board Committees and Risk Oversight

Committees of the Board

The Board has three standing committees: the Audit Committee, the Compensation and Human Resource Committee, and the Nominating and Governance Committee. All members of each of these committees are independent Board members.

The Board has adopted a written charter for each standing committee that sets forth the committee’s mission, composition and responsibilities. Each charter can be found under “Committee Memberships and Charters” on the “Corporate Governance” page of Atleos’ website at https://www.ncratleos.com/about-us/corporate-governance/committee-memberships-and-charters.

Director Attendance

All directors are expected to make every effort to attend all meetings of the Board, meetings of the committees of which they are members and the annual meeting of stockholders. Even though we only became an independent public company in October 2023, the Board still held two meetings in 2023, each of the CHRC and Audit Committee held two meetings, while the Nominating and Governance Committee held one meeting. In 2023, each director attended 100% of the total number of meetings of the Board and of the Committees on which each such director served during the period in which they served.

Audit Committee

The Audit Committee is the principal agent of the Board in overseeing: (i) the quality and integrity of the Company’s financial statements; (ii) the assessment of financial risk and risk management programs; (iii) the independence, qualifications, engagement and performance of the Company’s independent registered public accounting firm; (iv) the performance of the Company’s Internal Audit Department; (v) the integrity and adequacy of internal controls; and (vi) the quality and adequacy of disclosures to stockholders. Among other things, the Audit Committee also:

•
selects, evaluates, sets compensation for and, where appropriate, replaces the Company’s independent registered public accounting firm;
•
pre-approves all audit and non-audit services provided to the Company by its independent registered public accounting firm;
•
reviews and discusses with the Company’s independent registered public accounting firm its services and quality control procedures and the Company’s critical accounting policies and practices;
•
regularly reviews the scope and results of audits performed by the Company’s independent registered public accounting firm and internal auditors;
•
prepares the report required by the SEC to be included in the Company’s annual proxy statement;
•
meets with management to review the adequacy of the Company’s internal control framework and its financial, accounting, reporting and disclosure control processes;
•
reviews the Company’s periodic SEC filings and quarterly earnings releases;
•
discusses with the Company’s Chief Executive Officer and Chief Financial Officer the procedures they follow to complete their certifications in connection with Atleos' periodic filings with the SEC;

23	2024 Proxy Statement

Board Leadership Structure, Board Committees and Risk Oversight

•
reviews the Company’s compliance with legal and regulatory requirements; and
•
reviews the effectiveness of the Internal Audit function, including compliance with the Institute of Internal Auditors’ International Professional Practices Framework for Internal Auditing consisting of the Definition of Internal Auditing, Code of Ethics and the Standards.

All members of the Audit Committee during 2023 were, and the current members are, independent and financially literate as determined by the Board under applicable SEC rules and NYSE listing standards. In addition, the Board has determined that the current members of the Audit Committee, Ms. Baker, Mr. Almeida and Mr. von Gillern, are each an “audit committee financial expert,” as defined under SEC regulations. The Board has also determined that each member of the Audit Committee is independent based on independence standards set forth in the Corporate Governance Guidelines, the listing standards of the NYSE and the applicable rules of the SEC. No member of the Audit Committee may receive any compensation, consulting, advisory or other fees from the Company, other than the Board compensation described below under the Director Compensation section in this proxy statement, as determined in accordance with applicable SEC rules and NYSE listing standards. Members serving on the Audit Committee are limited to serving on no more than two other audit committees of public company boards of directors, unless the Board evaluates and determines that these other commitments would not impair the member’s effective service to the Company.

The Audit Committee also assists the Board with its oversight of executive management’s responsibilities to design, implement and maintain an effective enterprise risk management, or ERM framework for the Company’s overall operational, information security, strategic, reputational, technology, and other risks. In addition, the Audit Committee assists the Board in fulfilling its oversight responsibilities for matters relating to diversity, equity and inclusion, as well as matters relating to the health, environment, safety, sustainability, and the security of personnel and physical assets. Among other things, the Audit Committee also:

•
monitors all enterprise risks and reviews and discusses with management the Company’s policies, procedures, and standards for identifying and managing enterprise risk, and the Company’s compliance with and performance against those policies, procedures and standards;
•
reviews and discusses with executive management the Company’s ERM strategy and ERM controls, including the Company’s business continuity plans;
•
oversees the Company’s technology planning and strategy, including integration, investments, expenditures, innovation, modernization and response to client, competitor, market and industry trends and disruptions;
•
reviews and discusses with executive management and oversees the Company’s data security risk strategy and data security risk policies and controls;
•
conducts periodic assessments of the state of the Company’s management culture;
•
reviews and discusses with executive management the Company’s major risk exposures and the steps taken to monitor and control such exposures;
•
considers the Company’s risk capacity and strategic risks; and
•
oversees emerging risks presented by economic, societal, environmental, regulatory, geo-political, competitive landscape or other conditions, and the business opportunities arising from such emerging risks.

24	2024 Proxy Statement

Board Leadership Structure, Board Committees and Risk Oversight

Compensation and Human Resource Committee

The Compensation and Human Resource Committee (“CHRC”) provides general oversight of the Company’s management compensation philosophy and practices, benefit programs, strategic workforce initiatives, and leadership development plans. In doing so, the CHRC reviews and approves total compensation goals, objectives and programs, and the competitiveness of total compensation practices covering executive officers and senior executives reporting directly to the CEO. Among other things, the CHRC also:

•
evaluates executive officer performance levels and determines their base salaries, incentive awards and other compensation;
•
discusses its evaluation and compensation determinations for the Chief Executive Officer at Board executive sessions;
•
reviews executive compensation plans, including incentive and equity-based compensation plans and recommends them for Board approval;
•
oversees our compliance with SEC and NYSE compensation-related rules;
•
reviews and approves executive officer employment, severance, and change in control plans and any special or supplementary compensation and benefits;
•
reviews management proposals for significant organizational changes;
•
periodically assesses compensation program risks;
•
monitors compliance with the Company’s stock ownership guidelines;
•
reviews recommendations for major changes in compensation, benefit and retirement plans applicable to all employees;
•
oversees management succession and development; and
•
retains an independent compensation consultant to assist in fulfilling the above responsibilities.

The CHRC may delegate its authority to the Company’s Chief Executive Officer and/or other appropriate delegates to make equity awards to individuals (other than executive officers) in limited instances.

To assist in review and oversight of our executive compensation programs, the CHRC retained Farient Advisors LLC ("Farient") in 2023 after reviewing all factors relevant to its independence from management under applicable SEC rules and NYSE listing standards, and concluding that Farient was independent and its work did not raise any conflict of interest. In early 2024, the CHRC undertook a review and selected FW Cook, an independent national executive compensation consulting firm. FW Cook was selected based on their experience and capability to support the post-spin objectives of the CHRC and assist in the review and oversight of our executive compensation programs.

The Board has determined that each member of the CHRC is independent based on independence standards set forth in the Corporate Governance Guidelines which reflect NYSE listing standards and satisfies the additional provisions specific to compensation committee membership set forth in the NYSE listing standards.

25	2024 Proxy Statement

Board Leadership Structure, Board Committees and Risk Oversight

Nominating and Governance Committee

The Nominating and Governance Committee (the “Governance Committee”) is responsible for reviewing the Board’s corporate governance practices and procedures, including the review and approval of each related party transaction under the Company’s Related Person Transaction Policy (unless the Governance Committee determines that the approval or ratification of such transaction should be considered by all of the disinterested members of the Board), and the Company’s ethics and compliance program. Among other things, the Governance Committee also:

•
recommends to the Board the principles of director compensation and compensation to be paid to directors, and reviews and makes recommendations to the Board concerning director compensation;
•
reviews the composition of the Board and the qualifications of persons identified as prospective directors, recommends the candidates to be nominated for election as directors, and, in the event of a vacancy on the Board, recommends any successors;
•
recommends to the Board the assignment of directors to various committees of the Board;
•
recommends criteria and process to assess the Board’s performance, and conducts an evaluation of the Board based on such criteria;
•
reviews the Company’s charter, bylaws and Corporate Governance Guidelines, including the Director Qualification Guidelines and independence standards, and makes any recommendations for changes, as appropriate; and
•
monitors compliance with independence standards established by the Board.

The Governance Committee is authorized to engage consultants to review the Company’s director compensation program.

The Board has determined that each member of the Governance Committee is independent based on independence standards set forth in the Corporate Governance Guidelines, which reflect the listing standards of the NYSE.

Risk Oversight

As a part of its oversight responsibilities, the Board regularly monitors management’s processes for identifying and addressing areas of material risk to the Company, including operational, financial, cybersecurity, legal, regulatory, strategic, sustainability and reputational risks. In doing so, the Board receives regular assistance and input from its committees, as well as regular reports from members of the Executive Leadership Team and other members of senior management. While the Board and its committees provide oversight, management is responsible for implementing risk management programs, supervising day-to-day risk management and reporting to the Board and its committees on these matters.

Audit Committee: The Audit Committee reviews in a general manner the guidelines and policies governing the process by which the Company conducts risk assessment and risk management. The Audit Committee receives periodic updates on material risks and compliance items from the Company’s Chief Risk Officer and Chief Compliance Officer. The Audit Committee has oversight of executive management’s responsibilities to design, implement and maintain an effective enterprise risk management (ERM) framework.

26	2024 Proxy Statement

Board Leadership Structure, Board Committees and Risk Oversight

CHRC and Governance Committee: The CHRC regularly considers potential risks related to the Company’s compensation programs, as discussed below, and the Governance Committee considers risks within the context of its responsibilities (as such responsibilities are defined in the committee charter), including legal and regulatory compliance risks. The Governance Committee also receives periodic updates on compliance and regulatory risk items from the Company’s Chief Risk Officer and Chief Compliance Officer.

Management: At the management level, Atleos also established the Office of Risk Management and appointed a Chief Risk Officer to assist the Company in fulfilling its objectives relating to enterprise risk management (ERM), ethics & compliance (E&C), data privacy, third-party risk management (TPRM), business continuity planning (BCP) and sustainability. The Company’s Chief Risk Officer is responsible for developing and managing formal programs designed to identify, assess and respond to material and emerging risks and opportunities that may impact the achievement of the Company’s strategic objectives. The Audit Committee also regularly receives management reports on information security and enhancements to cybersecurity protections, including benchmarking assessments, which it then shares with the Board. Included among the members of both the Board and the Audit Committee are directors with substantial expertise in cybersecurity matters, and Board members actively engage in dialogue on the Company’s information security plans, and in discussions of improvements to the Company’s cybersecurity defenses. When, in management’s or the Board’s judgment, a threatened cybersecurity incident has the potential for material impacts, management, the Board and applicable committees of the Board will engage to assess and manage the incident.

After each committee meeting, the Audit Committee, CHRC, and Governance Committee each report at the next meeting of the Board all significant items discussed at each committee meeting, which includes a discussion of items relating to risk oversight where applicable.

We believe the leadership structure of the Board also contributes to the effective facilitation of risk oversight as a result of: (i) the role of the Board committees in risk identification and mitigation; (ii) the direct link between management and the Board; and (iii) the role of our active independent Chairman of the Board whose duties include ensuring the Board reviews and evaluates major risks to the Company, as well as measures proposed by management to mitigate such risks.

All of the above elements work together to ensure an appropriate focus on risk oversight.

Compensation Risk Assessment

The Company takes a prudent and risk-balanced approach to its incentive compensation programs to ensure that these programs promote the long-term interests of our stockholders and do not contribute to unnecessary risk-taking. The CHRC evaluates the Company’s executive and broad-based compensation programs, including the mix of cash and equity, balance of short-term and long-term performance focus, balance of revenue and profit-based measures, stock ownership guidelines, clawback policies and other risk mitigators. The CHRC directly engages its independent compensation consultant to assist with this evaluation process. Based on this evaluation, the CHRC concluded that none of the Company’s compensation policies and plans are reasonably likely to have a material adverse effect on the Company.

27	2024 Proxy Statement

Board Leadership Structure, Board Committees and Risk Oversight

CHRC Interlocks and Insider Participation

Our CHRC is comprised of three of our independent directors: Mark W. Begor, Michelle McKinney Frymire and Frank A. Natoli. None of these individuals has at any time served as an officer or employee of the Company. None of our executive officers has served as a director or member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our Board or the CHRC.

28	2024 Proxy Statement

Director Selection, Communications, Code of Conduct and Compensation

Selection of Nominees for Directors

The Governance Committee and our other directors are responsible for recommending nominees for membership to the Board. The director selection process is described in detail in the Corporate Governance Guidelines. In determining candidates for nomination, the Governance Committee will seek the input of the Chairman of the Board and the Chief Executive Officer, and, in the event the positions of Chairman of the Board and Chief Executive Officer are held by the same person, the independent Lead Director, and will consider individuals recommended for Board membership by the Company’s stockholders. In addition, the Board may engage a third-party search firm, including most recently Ridgeway Partners, to assist to identify candidates who have desired experience and expertise, and meet the qualification guidelines described below.

Exhibit A to the Corporate Governance Guidelines includes qualification guidelines for directors standing for re-election and new candidates for membership on the Board. All candidates are evaluated by the Governance Committee using these qualification guidelines. In accordance with the guidelines, as part of the selection process, in addition to such other factors as it may deem relevant, the Governance Committee will consider, among other things, a candidate’s:

•
strong management experience, ideally with major public companies with successful multinational operations;
•
other areas of expertise or experience that are desirable given the Company’s business and the current make-up of the Board, such as expertise or experience in information technology businesses, manufacturing, international, financial or investment banking, scientific research and development, senior level government experience, and academic administration or teaching;
•
desirability of range in age, so that retirements are staggered to permit replacement of directors of desired skills and experience in a way that will permit appropriate continuity of Board members;
•
independence, as defined by the Board (and under the standards of independence set forth in the Corporate Governance Guidelines, which reflect the independence standards provided in the NYSE listing standards);
•
diversity of thought and perspectives, such as on the basis of age, race, gender, and ethnicity, or on the basis of geographic knowledge, industry experience, board tenure, or culture;
•
knowledge and skills in accounting and finance, business judgment, general management practices, crisis response and management, industry knowledge, international markets, leadership, and strategic planning;
•
personal characteristics matching the Company’s values such as integrity, accountability, financial literacy and high performance standards;

29	2024 Proxy Statement

Director Selection, Communications, Code of Conduct and Compensation

•
Additional characteristics, such as:
o
willingness to commit the time required to fully discharge responsibilities to the Board, including the time to prepare for Board and Committee meetings by receiving the material supplied before each meeting;
o
commitment to attend a minimum of 75% of meetings;
o
ability and willingness to represent the stockholders' long- and short-term interests;
o
awareness of the Company's responsibilities to its customers, employees, suppliers, regulatory bodies, and the communities in which it operates; and
o
willingness to advance their opinions, but once a decision is made by a majority of the Board, a willingness to support the majority decision assuming questions of ethics or propriety are not involved.
•
the number of commitments to other entities, with one of the more important factors being the number of other public-company boards on which the individual serves.

The Board and the Governance Committee are committed to finding proven leaders who are qualified to serve as Atleos directors and may from time to time engage outside search firms to assist in identifying and contacting qualified candidates.

Other than Timothy C. Oliver, NCR Atleos’ Chief Executive Officer, all of the candidates for election have been determined by the Board to be independent under the standards of independence set forth in the Corporate Governance Guidelines, which reflect the independence standards provided in the NYSE listing standards.

Stockholders wishing to recommend individuals for consideration as directors should contact the Governance Committee by writing to the Company’s Corporate Secretary at NCR Atleos Corporation 864 Spring Street NW, Atlanta, Georgia 30308-1007. Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates.

Stockholders who wish to nominate directors for inclusion in NCR Atleos’ proxy statement pursuant to the proxy access provisions in the Company’s bylaws, or to otherwise nominate directors for election at NCR Atleos’ next annual meeting of stockholders, must follow the procedures described in the Company’s bylaws, the current form of which is available under “Corporate Governance” on the “Company” page of NCR Atleos’ website at https://www.ncratleos.com/about-us/corporate-governance. See Procedures for Nominations Using Proxy Access, Procedures for Stockholder Proposals and Nominations for 2024 Annual Meeting Outside of SEC Rule 14a-8 and Procedures for Stockholder Proposals and Nominations for 2024 Annual Meeting Pursuant to SEC Rule 14a-8 in this proxy statement for further details regarding how to nominate directors.

Communications with Directors

Stockholders or interested parties wishing to communicate directly with the Board, any other individual director, the Chairman of the Board, or NCR Atleos’ independent directors as a group are welcome to do so by writing to the Company’s Corporate Secretary at NCR Atleos Corporation, 864 Spring Street NW, Atlanta, Georgia 30308-1007. The Corporate Secretary will forward appropriate communications. Any matters reported by stockholders relating to Atleos’ accounting, internal accounting controls or auditing matters will be referred to members of the Audit Committee as appropriate. Anonymous and/or confidential communications with the Board may also be made by writing to this address. For more information on how to contact the Board, please see "Corporate Governance" on the "Company" page of NCR Atleos' website at https://www.ncratleos.com/about-us/corporate-governance.

30	2024 Proxy Statement

Director Selection, Communications, Code of Conduct and Compensation

Code of Conduct

The Company has a Code of Conduct that sets forth the standard for ethics and compliance for all of its directors and employees. The Code of Conduct is available under "Corporate Governance" on the "Company" page of NCR Atleos' website at https://www.ncratleos.com/corporate-goverance-docs/ncr-atleos_atleos-code-of-conduct.pdf. To receive a copy of the Code of Conduct, please send a written request to the Corporate Secretary at the address provided above.

Director Compensation

Atleos Director Compensation Program

Annual Retainer

The Atleos Nominating and Governance Committee (the “Governance Committee”) oversees the Director Compensation Program (the “Program”). The Program provides for the payment of annual retainers paid quarterly and annual equity grants to non-employee Board members in accordance with our 2023 Stock Incentive Plan ("Stock Plan”). Our Stock Plan generally caps non-employee director pay at $1 million per calendar year (including cash and grant date fair value of equity). Peer group director pay practices and other relevant data was considered by the NCR Corp Committee on Directors and Governance (the "NCR Corp Governance Committee") and NCR Corp Board prior to the Separation, as recommended by Farient, the independent compensation consultant for the NCR Corp CHRC, when recommending compensation under the Program.

The NCR Corp Governance Committee recommended, and the NCR Corp Board approved and the Atleos Board ratified and approved, the annual retainer for each of the non-employee directors and the non-employee chairman of the board under the Program for the period between the Separation and the 2024 Annual Meeting (the “Board Year”), and determined that such compensation would remain unchanged from that established by the NCR Corp Governance Committee, as set forth in the tables below, along with retainers for the Chairs of our Board committees and for committee member services. Our Governance Committee and our Board determined that the foregoing amounts were appropriate to ensure that the Company's non-employee director compensation remains competitive and generally aligned at approximately the median of its peer group.

Mr. Oliver, our only current employee director, does not receive compensation under the Program for his service on the Board.

Mr. Natoli, Mr. von Gillern, Mr. Almeida, Ms. Frymire and Ms. Baker joined as new directors of our Board at the Separation in 2023 and received prorated annual equity grants and retainers.

The annual retainers for the Board Year beginning on the Distribution Date are paid quarterly in two installments on approximately December 31, 2023 and March 31, 2024. They may be received, at the director’s election, in: (i) cash; or (ii) deferred Atleos common stock distributable in shares of our common stock after such director's service ends. For the Board Year, each director other than Messrs. Begor and Reece elected to receive their annual retainers in cash.

31	2024 Proxy Statement

Director Selection, Communications, Code of Conduct and Compensation

Mr. Reece and Mr. Begor are the only two directors of the NCR Corp Board that are now directors on our Board. For their time on the NCR Corp Board in 2023 prior to the Separation and the Atleos Board for the Board Year, Mr. Begor and Mr. Reece each earned annual retainers of $80,000. Mr. Begor earned a retainer for his service on the NCR Corp CHRC and our CHRC, and Mr. Reece received an additional $200,000 as an annual retainer for his service. Both elected to receive their retainers in deferred shares of NCR Corp common stock, with the portions of their retainers earned after the Separation deferred as Atleos common stock.

Annual Equity Grant

For the Board Year, based on an evaluation of peer group pay data provided by Farient, the NCR Corp Governance Committee recommended, and the Atleos Board agreed, that the annual equity grant value under the Program should be $160,000 to non-employee Atleos directors and would be pro-rated by the number of days in the Board Year beginning on the date of Separation. This grant would be in restricted stock units ("RSUs") that vested on May 2, 2024 for the first Board Year and then one the first anniversary of the grant for years thereafter. The NCR Corp Governance Committee, and the Atleos Board approved, an additional one-time award of $60,000 in time-based RSUs for a mid-year appointment during the first Board Year after the Separation. The Program also permits prorated mid-year equity grants for non-employee directors who join our Board mid-year and in other appropriate circumstances.

Accordingly, on the date of Separation, each then serving non-employee director, other than Mr. Begor and Mr. Reece who had already received an annual equity grant described below, received an annual equity grant of RSUs valued at $147,233. These annual equity grants vest on May 2, 2024. Annual equity grants may be deferred at the director’s election under the Program; however, Mr. Natoli was the only new director who elected to defer the annual equity grant.

For their time served on the NCR Corp Board in 2023 prior to the Separation and the Atleos Board for the Board Year, Mr. Begor and Mr. Reece both received an annual equity grant of RSUs under the Director Compensation Program, each valued at $225,000. Mr. Reece also received additional compensation of $250,000 in an annual equity grant for his service as chairman of the NCR Corp Board. The awards vest every three months until May 2, 2024. Both elected to defer receipt of shares settled on their 2023 annual equity grant until their director service ends.

Summary of Atleos Director Compensation Program

Set forth below is a summary of the compensation payable by Atleos to our directors post- Separation from NCR Corp:

Compensation Component	Committee Member ($)		Chair ($)

Annual Equity Grant (vests annually)	160,000	(1)	160,000	(1)(2)(3)
Quarterly Committee Cash Retainer (annual amount paid quarterly)	80,000		210,000	(4)
Compensation and Human Resources Committee	10,000		25,000
Nominating and Governance Committee	7,500		17,500
Audit Committee	15,000		35,000

(1)
Mr. Reece and Mr. Begor received $225,000 in NCR Corp RSUs as an annual equity grant on May 2, 2023 as directors of NCR Corp and did not receive an additional grant for service on our Board post-Separation. This equity award vests every three months until May 2, 2024. Upon the Separation, all unvested NCR Corp RSUs were converted to both Voyix RSUs and Atleos RSUs.

32	2024 Proxy Statement

Director Selection, Communications, Code of Conduct and Compensation

Once vested, both Mr. Reece and Mr. Begor elected to defer receipt of their awards in common stock until their separation from service.
(2)
The Board appointed Joseph E. Reece as Chairman of the Board.
(3)
On May 2, 2023, Mr. Reece was granted $200,000 annually paid as a quarterly cash retainer for service, and Mr. Reece did not receive an additional grant for service on our Board post-Separation. Mr. Reece elected to receive his award in common stock deferred until his separation from service. Prior to the Separation, this was reflected as NCR Corp common shares that converted to Voyix and Atleos common shares upon the Separation. After the Separation, this was reflected as Atleos common shares.
(4)
On May 2, 2023, Mr. Reece was granted $250,000 annually in NCR Corp RSUs as an annual equity grant on May 2, 2023 for his service as the chairman of the NCR Corp board, and Mr. Reece did not receive an additional grant for service on our Board post-Separation. This equity award vests every three months unti May 2, 2024. Upon the Separation, all unvested NCR Corp RSUs were converted to both Voyix RSUs and Atleos RSUs. Mr. Reece elected to receive his award in common stock deferred until his separation from service.

Director Compensation Table

Compensation for 2023 ($)

Director Name	Fees Earned or Paid in Cash(1) ($)		Stock Awards (1)		All Other Compensation(3) ($)	Total ($)

Odilon Almeida Jr.	21,623		147,233		—	168,856
Mark W. Begor	22,150	(3)	84,493	(2)	—	106,643	(4)
Mary Ellen Baker	24,260		147,233		—	171,493
Michelle McKinney Frymire	22,678		147,233		—	169,911
Frank A. Natoli	20,568		147,233		—	167,801
Joseph E. Reece	70,000	(3)	178,346	(2)(5)	—	248,346	(6)
Jeffry H. von Gillern	21,623		147,233		—	168,856

(1)
Grant date fair value, as determined in accordance with FASB ASC Topic 718, of annual equity grants (including deferred grants), and annual cash retainers received in the form of current shares or deferred share. See Note 8 of the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for an explanation of the assumptions we make in the valuation of our equity awards.
(2)
Each of Mr. Reece and Mr. Begor were granted 10,761 NCR Corp RSUs with a grant date value of $225,000 on May 2, 2023 as compensation for being a director of NCR Corp with pro rata vesting every three months until May 2, 2024. Because 2,690 NCR Corp RSUs vested on August 2, 2023, the remaining unvested 8,071 NCR Corp RSUs converted to 8,071 Voyix RSUs and 4,035 Atleos RSUs upon the Separation with pro rata vesting to occur on November 2, 2023, February 2, 2024, and May 2, 2024. The table reflects the value of the unvested 4,035 Atleos RSUs at Separation using the Atleos stock price of $20.94 on the Separation. Both Mr. Reece and Mr. Begor elected to defer receipt of these awards until separation from service.
(3)
Each of Mr. Reece and Mr. Begor elected to receive their earned quarterly cash retainers in common stock that is deferred until their separation from service.
(4)
Additionally, Mr. Begor received 543 deferred shares of Atleos common stock when his deferred 1,087 shares of NCR Corp common stock as payment on March 31, 2023 for service on the NCR Corp board during the 2022-2023 board year was converted upon Separation. Also, Mr. Begor received quarterly retainers on June 30, 2023 of 1,017 deferred shares of NCR Corp common stock

33	2024 Proxy Statement

Director Selection, Communications, Code of Conduct and Compensation

and on September 30, 2023 of 951 deferred shares of NCR Corp common stock that converted to 508 and 475 deferred shares of Atleos common stock, respectively, upon Separation. Since Separation, Mr. Begor received 912 deferred shares of Atleos common stock on December 31, 2023 for service on our Board.
(5)
Mr. Reece was granted 11,957 NCR Corp shares representing $250,000 as compensation for the non-employee chair appointment of the NCR Corp board with pro rata vesting every three months until May 2, 2024. Because 2,989 NCR Corp RSUs vested on August 2, 2023, the remaining unvested 8,968 NCR Corp RSUs converted to 8,968 Voyix RSUs and 4,482 Atleos RSUs upon the Separation with pro rata vesting to occur on November 2, 2023, February 2, 2024, and May 2, 2024. The table reflects the value of the unvested 4,482 Atleos RSUs at Separation using the Atleos stock price of $20.94 on the Separation. Mr. Reece elected to defer receipt of this award until his separation from service.
(6)
Additionally, Mr. Reece received 821 deferred shares of Atleos common stock when his deferred 1,642 shares of NCR Corp common stock as payment on March 31, 2023 for service on the NCR Corp board during the 2022-2023 board year was converted upon Separation. Also, Mr. Reece received quarterly retainers on June 30, 2023 of 2,778 deferred shares of NCR Corp common stock and on September 30, 2023 of 2,596 deferred shares of NCR Corp common stock that converted to 1,389 and 1,298 deferred shares of Atleos common stock, respectively, upon Separation. Since Separation, Mr. Reece received 2,882 deferred shares of Atleos common stock on December 31, 2023 for service on our Board.

The following table shows the grant date fair value of non-employee director annual equity grants and other equity granted in 2023 under the Program.

Grant Date Fair Value(1) of Director 2023 Retainers and Equity Grant Shares ($)

Director Name	Annual Equity RSU Grant		Current Stock in lieu of cash	Deferred Stock in lieu of cash

Odilon Almeida Jr.	147,233		—	—
Mark W. Begor	84,493	(2)	—	22,151	(4)
Mary Ellen Baker	147,233		—	—
Michelle McKinney Frymire	147,233		—	—
Frank A. Natoli	147,233		—	—
Joseph E. Reece	178,346	(2)(3)	—	70,000	(5)
Jeffry H. von Gillern	147,233		—	—

(1)
Grant date fair value, as determined in accordance with FASB ASC Topic 718, of annual equity grants (including deferred grants), and annual cash retainers received in the form of current shares or deferred share. See Note 8 of the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for an explanation of the assumptions we make in the valuation of our equity awards.
(2)
Each of Mr. Reece and Mr. Begor were granted 10,761 NCR Corp RSUs on May 2, 2023 representing $225,000 as compensation for being a director of NCR Corp with pro-rata vesting every three months until May 2, 2024. Because 2,690 NCR Corp RSUs vested on August 2, 2023, the remaining unvested 8,071 NCR Corp RSUs converted to 8,071 Voyix RSUs and 4,035 Atleos RSUs upon Separation on October 16, 2023 with pro-rata vesting occurring on November 2, 2023, February 2, 2024, and May 2, 2024. The table reflects the value of the unvested 4,035 Atleos RSUs at Separation using the Atleos stock price of $20.94 on the Separation.

34	2024 Proxy Statement

Director Selection, Communications, Code of Conduct and Compensation

(3)
Mr. Reece was granted 11,957 NCR Corp shares representing $250,000 as compensation for the non-employee chair appointment of the NCR Corp board with pro rata vesting every three months until May 2, 2024. Because 2,989 NCR Corp RSUs vested on August 2, 2023, the remaining unvested 8,968 NCR Corp RSUs converted to 8,968 Voyix RSUs and 4,484 Atleos RSUs upon the Separation with pro rata vesting to occur on November 2, 2023, February 2, 2024, and May 2, 2024. The table reflects the value of the unvested 4,482 Atleos RSUs at Separation using the Atleos stock price of $20.94 on the Separation. Mr. Reece elected to defer receipt of this award until his separation from service.
(4)
Mr. Begor received 543 deferred shares of Atleos common stock when his deferred 1,087 shares of NCR Corp common stock as payment on March 31, 2023 for service on the NCR Corp board during the 2022-2023 board year was converted upon Separation. Also, Mr. Begor received quarterly retainers on June 30, 2023 of 1,017 deferred shares of NCR Corp common stock and on September 30, 2023 of 951 deferred shares of NCR Corp common stock that converted to 508 and 475 deferred shares of Atleos common stock, respectively, upon Separation. Since Separation, Mr. Begor received 912 deferred shares of Atleos common stock on December 31, 2023 for service on our Board, with a grant date value of $22,151, which is reflected in the table.
(5)
Additionally, Mr. Reece received 821 deferred shares of Atleos common stock when his deferred 1,642 shares of NCR Corp common stock as payment on March 31, 2023 for service on the NCR Corp board during the 2022-2023 board year was converted upon Separation. Also, Mr. Reece received quarterly retainers on June 30, 2023 of 2,778 deferred shares of NCR Corp common stock and on September 30, 2023 of 2,596 deferred shares of NCR Corp common stock that converted to 1,389 and 1,298 deferred shares of Atleos common stock, respectively, upon Separation. Since Separation, Mr. Reece received 2,882 deferred shares of Atleos common stock on December 31, 2023 for service on our Board, with a grant date value of $70,000, which is reflected in the table.

The following table shows the shares of Atleos common stock underlying director equity awards as of December 31, 2023.

Shares of Atleos Common Stock

Underlying Director Equity Awards as of December 31, 2023 (#)

Director Name	Outstanding Options	RSUs Outstanding		Deferred Shares Outstanding

Odilon Almeida Jr.	—	6,817		—
Mark W. Begor	—	4,035	(1)	27,480	(2)
Mary Ellen Baker	—	6,817		—
Michelle McKinney Frymire	—	6,817		—
Frank A. Natoli	—	6,817		6,817
Joseph E. Reece	—	13,003	(1)(3)	27,585	(4)
Jeffry H. von Gillern	—	6,817		—

(1)
Each of Mr. Reece and Mr. Begor were granted 10,761 NCR Corp RSUs on May 2, 2023 as compensation for being a director of NCR Corp with pro-rata vesting every three months until May 2, 2024. Because 2,690 NCR Corp RSUs vested on August 2, 2023, the remaining 8,071 NCR Corp RSUs converted to 8,071 Voyix RSUs and 4,035 Atleos RSUs upon Separation on October 16, 2023 with pro-rata vesting occurring on November 2, 2023, February 2, 2024, and May 2, 2024.
(2)
This represents all the deferred shares of Atleos common stock that was converted from NCR Corp common shares upon the Separation plus Atleos common stock that Mr. Begor received after the Separation that have been deferred by Mr. Begor beginning with his service on the NCR Corp board in 2020.

35	2024 Proxy Statement

Director Selection, Communications, Code of Conduct and Compensation

(3)
Mr. Reece was granted 11,957 NCR Corp RSUs on May 2, 2023 as compensation for being the chairman of the NCR Corp board with pro-rata vesting every three months until May 2, 2024. Because 2,989 NCR Corp RSUs vested on August 2, 2023, the remaining 8,968 NCR Corp RSUs converted to 8,968 Voyix RSUs and 4,484 Atleos RSUs with vesting occurring on November 2, 2023, February 2, 2024, and May 2, 2024. Mr. Reece elected to defer receipt of the vested awards until his separation from service.
(4)
This represents all the deferred shares of Atleos common stock that was converted from NCR Corp common shares upon the Separation plus Atleos common stock that Mr. Reece received after the Separation that have been deferred by Mr. Reece beginning with his service on the NCR Corp board in 2022.

Director Stock Ownership Guidelines

Our Corporate Governance Guidelines (the "Guidelines") include stock ownership guidelines promoting commonality of interest with our stockholders by encouraging non-employee directors to accumulate a substantial stake in Atleos common stock. Under the Guidelines, non-employee directors are encouraged to accumulate Atleos stock ownership equal to five times the annual retainer amount. Newly elected directors have five years to attain this ownership level. Ownership includes shares owned outright, restricted stock, and interests in RSUs or deferred shares, and excludes stock options. As of December 31, 2023, all of our non-employee directors exceeded the Guidelines or were within the five-year compliance period.

36	2024 Proxy Statement

Proposal 2 – Say on Pay: Advisory Vote on the Compensation of the Named Executive Officers

The Board of Directors recommends that you vote FOR the proposal to approve, on a non-binding and advisory basis, the compensation of the named executive officers as disclosed in these proxy materials.

Proposal Details

We conduct a Say on Pay vote at our annual meeting of stockholders as required by Section 14A of the Securities Exchange Act of 1934, as amended. We currently conduct the Say on Pay vote every year. Unless our Board changes its policy, our next Say on Pay vote following the Annual Meeting will be held at our 2025 Annual Meeting of Stockholders. While this vote is non-binding, the Board and the CHRC highly value the opinions of our stockholders. The CHRC will consider the outcome of the Say on Pay vote as part of its annual evaluation of our executive compensation program.

Please read the following Executive Compensation – Compensation Discussion & Analysis section and our Executive Compensation Tables for information necessary to inform your vote on this proposal.

How Does the Board Recommend That I Vote on This Proposal?

The Board of Directors recommends that you vote to approve,

on a non-binding and advisory basis, the compensation of the named executive officers as disclosed in these proxy materials. Properly authorized proxies received by the Board will be voted FOR this proposal unless they specify otherwise.

Vote Required for Approval

The affirmative vote of a majority of the votes cast by holders of our common stock (in person via attendance at the virtual meeting or by proxy), is required to approve, on a non-binding and advisory basis, the compensation of the named executive officers as disclosed in these proxy materials. Abstentions and broker “non-votes” will not be counted as votes cast and will have no effect on the approval of this proposal.

37	2024 Proxy Statement

Executive Compensation

Board and Compensation and Human Resource Committee Report on Executive Compensation

The Compensation and Human Resource Committee of our Board of Directors ("CHRC"), comprised of all independent directors, reviewed and discussed the below Executive Compensation – Compensation Discussion & Analysis (“CD&A”) with management. Based on that review and those discussions, the CHRC recommended to our Board of Directors that the CD&A be included in these proxy materials.

The Compensation and Human Resource Committee

Mark W. Begor (Chair)
Michelle McKinney Frymire
Frank A. Natoli

38	2024 Proxy Statement

Executive Compensation – Compensation Discussion & Analysis

Introduction

This CD&A provides an overview of the Company’s strategy and performance, stockholder engagement process, and our 2023 executive compensation programs and decisions. The Committee has the authority to establish the Company's executive compensation programs and make compensation decisions for our named executive officers.

This CD&A focuses on the compensation of our NEOs shown below for the fiscal year 2023.

Our Named Executive Officers

Timothy C. Oliver – President and Chief Executive Officer (CEO)

Paul J. Campbell - Executive Vice President and Chief Financial Officer (CFO)

Stuart Mackinnon - Executive Vice President and Chief Operating Officer (COO)

Ricardo J. Nuñez - Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer LaShawne Meriwether – Executive Vice President and Chief Human Resource Officer

Additional Information and Definitions

This CD&A uses capitalized terms, certain of which are defined in this CD&A and the Glossary of Key Terms Used in Our CD&A and Executive Compensation Tables section below, including certain terms used with respect to the metrics used under the executive incentive plans.

Special Note Regarding the Separation

On October 16, 2023, we completed our Separation from NCR Corporation (now known as NCR Voyix Corporation or "Voyix" and referred to as "NCR Corp" prior to the Separation) and launched as an independent publicly-traded company. Prior to the Separation, we operated as business segments of NCR Corp and therefore, the total compensation arrangements for our named executive officers (or “NEOs”) for 2023 were established in accordance with NCR Corp's senior management and NCR Corp's Compensation and Human Resource Committee (the “NCR Corp CHRC”). After the Separation, Atleos CHRC has determined Atleos' executive compensation philosophy and programs.

39	2024 Proxy Statement

Stockholder Engagement and Say on Pay Vote

We regularly engage with our stockholders to understand their perspectives and views on our Company, including our executive compensation program, corporate governance and other strategic initiatives. Our annual Say on Pay vote is one avenue for the Board to receive feedback from stockholders regarding our executive compensation program.

Compensation Philosophy and Committee Role

Atleos’ success is based on our people and our culture of meeting commitments to our stakeholders. As such, the primary focus of our executive compensation program is to:

•
Attract and retain executives with the knowledge, experience, and relationships that enable Atleos to promise and deliver on its unique capabilities,
•
Reward and encourage value creation by aligning the interests of our executives to those of our stockholders,
•
Provide executives that enhance our capabilities and effectively drive our corporate strategy with compensatory rewards, and
•
Adhere to principles of sound governance to achieve effective oversight and fair outcomes for our management and stockholders.

Role of Committee

Our CHRC reviewed each element of compensation individually while also considering the total compensation package provided to create an appropriate mix designed to attract, incentivize, and retain our executives. Our CHRC annually approves the design of executive compensation programs, including performance objectives, specific goals, attainment levels, results and total compensation for Atleos’ named executives.

Role of Compensation Consultant

To assist in review and oversight of our executive compensation programs, the CHRC retained and was advised by Farient Advisors LLC (“Farient”) until undertaking a review and selecting FW Cook in early 2024. Both Farient and FW Cook are nationally recognized executive compensation consulting firms that are independent of the Company’s management and reports directly to the Committee. When making executive compensation decisions for 2023, the CHRC considered the advice and recommendations of Farient. Our CEO was not present during discussions about his own compensation, which took place between the CHRC and Farient.

40	2024 Proxy Statement

Stockholder Engagement and 2023 Say on Pay Vote

Best Practices in Executive Compensation – What We Do and Don’t Do

Our executive compensation program features many best practices:

What We Do	What We Don’t Do

Pay for Performance. We tie executive pay to performance with a significant emphasis on variable compensation through a cash-based annual incentive plan and grants of equity awards that vary in value depending on stock price.

No Guaranteed Annual Salary Increases or Guaranteed Bonuses. Salary increases and bonuses are not guaranteed for our named executives. Salaries are instead based on individual performance evaluations and competitive considerations as determined appropriate by the Committee, with bonuses generally tied to performance on corporate financial and non-financial metrics that link executive and stockholder interests and drive our business priorities.

Robust Stock Ownership Guidelines. We require our executive officers to meet our guidelines, which range from three to six times salary, and to maintain the guideline ownership level after any transaction.

No Special Executive Pension Benefits. There are no special executive or broad-based pension benefits for any named executives.
Double Trigger Benefits in the Event of a Change in Control. Assumed equity awards do not vest in a change in control of Atleos unless employment also ends in a qualifying termination.

No Excise Tax Gross-ups. Our named executives are not eligible for excise tax gross-ups or tax gross-ups on any perquisites other than standard relocation benefits, which are available to all employees generally.

Strong Compensation Clawback Policy. Executive awards are subject to clawback in specified circumstances as described herein.

No Compensation Plans that Encourage Excessive Risk Taking. Based on the Committee’s annual review, none of our pay practices incentivize executives or employees to engage in unnecessary or excessive risk-taking.

Independent Compensation Consultant. The Committee retains an independent compensation consultant to evaluate and advise on our executive compensation programs and practices, as well as pay mix and levels for our named executives.

No Perquisites. We don't offer perks. Only selected executives who were employed prior to 2022 are eligible to receive executive medical and financial planning benefits.

Compliant Procedures for Trading of Atleos Stock. We only permit executive officers to trade in Atleos common stock with appropriately protective pre-clearance procedures, which may include trades pursuant to a Rule 10b5-1 trading plan.

No Hedging or Pledging of Securities. Our policies prohibit hedging and pledging of the Company’s equity securities as described in the Hedging and Pledging Policy section below.

41	2024 Proxy Statement

Stockholder Engagement and 2023 Say on Pay Vote

What We Do	What We Don’t Do
No Dividends or Dividend Equivalents Paid on Unvested Equity Awards. Equity awards must vest before dividends are payable.
No Repricing Stock Options or SARs. Our Stock Plan prohibits repricing of stock options and stock appreciation rights (SARs) without prior stockholder approval.

Process for Establishing 2023 Compensation

Prior to the Separation, NCR Corp management and the NCR Corp CHRC developed compensation packages, including base salaries, target incentives, and annual equity grants, for our NEOs in anticipation of their respective roles with Atleos following the Separation. These packages were based on a comprehensive market analysis of each NEO's role with Atleos and were approved prior to the Separation by the NCR Corp CHRC.

When making compensation decisions, the NCR Corp CHRC carefully examined:

•
External Market Analysis – Peer Group and Survey Data – including reports by the independent compensation consultant on peer group member pay data and external market surveys;
•
Internal Compensation Analysis – including management reports on comparable internal compensation levels and compensation history; and
•
Recommendations – from certain members of management concerning compensation for named executives, other than themselves.

Our CHRC did not make changes to compensation for NEOs that was determined prior to the Separation by the NCR Corp CHRC. Going forward, our executive compensation program is based on the philosophy and design outlined herein with a focus on exceptional performance and continuous improvement from our management team. Within this framework, our CHRC will exercise its reasoned business judgment in making executive compensation decisions and take into account recommendations by our independent compensation consultant and the Chief Executive Officer with respect to the compensation of each executive officer, other than himself.

External Market Analysis

When determining salary and target annual incentive and long-term incentive opportunities, the NCR Corp CHRC evaluated broad-based survey and proxy data prepared by its independent compensation consultant, considered key business decisions that can impact compensation, and reviewed a competitive pay range.

Compensation Peer Group. In anticipation of the Separation and with the advice of its independent consultant, the NCR Corp CHRC identified a new peer group for Atleos on which to base compensation for Atleos’ NEOs and executives. The review included ensuring the suitability of the peer group for gauging the competitiveness of pay levels and practices and reviewing relative dilution when developing the aggregate annual budget for equity compensation awards.

42	2024 Proxy Statement

Stockholder Engagement and 2023 Say on Pay Vote

The Atleos peer group was selected by examining other companies in terms of industry and size within NCR Corp's Global Industry Classification Standard (“GICS”) industry group that are in the software and services or technology hardware industries, and are of reasonably similar size based primarily on annual revenues. Other companies outside its GICS industry group were also considered where Atleos would compete for talent.

Atleos 2023 Peer Group

•
ACI Worldwide, Inc. (ACIW)
•
Bread Financial Holdings, Inc. (BFH)
•
The Brinks Company (BCO)
•
Diebold Nixdorf, Inc. (DBD)
•
Euronet Worldwide, Inc. (EEFT)
•
Insight Enterprises, Inc. (NSIT)
•
Jack Henry & Associates, Inc. (JKHY)
•
Paysafe Limited (PSFE)
•
The Western Union Company (WU)
•
Xerox Holdings Corp (XRX)

Executive Compensation decisions made prior to the Separation were based on the NCR Corp peer group, which remained unchanged from the prior year, and was determined using the same methodology as indicated above for Atleos.

External Market Surveys. The NCR Corp CHRC reviewed a comprehensive analysis and assessment prepared by its independent compensation consultant, which showed the competitive position of named executives’ pay mix and levels compared to the marketplace using a combination of survey data as well as proxy data from its peer group for the CEO and CFO positions.

The market survey data included surveys concentrated on companies in both general and high-tech industries. For Atleos executives, the market data included surveys concentrated on industries where Atleos competes for talent. The broad-based surveys gave the NCR Corp CHRC access to market data for numerous companies under a consistent methodology to assist in understanding market trends and practices.

Recommendations

Our CHRC did not make changes to the compensation for the NEOs that was determined prior to the Separation by the NCR Corp CHRC.

Both prior to and after the Separation, no member of management participated in discussions about CEO compensation. No member of management provides recommendations or participates in discussions regarding his or her own compensation.

43	2024 Proxy Statement

Stockholder Engagement and 2023 Say on Pay Vote

Compensation Program Elements

The following describes the elements of Atleos’ 2023 executive compensation program established by the NCR Corp CHRC for Atleos’ named executives, as well as the payouts earned and funded under executive compensation programs for our NEOs. The compensation awarded to the NEOs in 2023 reflected NCR Corp's financial performance and the named executive's performance against strategic goals.

Element	Purpose	Pay-for-Performance Features
Base Salary	To attract and retain high-performing executives	Fixed cash compensation considers experience, job scope, and market benchmarks
Short-term/ Annual Incentives	To reward annual performance and individual contributions that support Atleos’ strategy and results

Cash payouts are determined based on results of performance metrics relative to predetermined targets. Metrics used may include EBITDA and Recurring Revenue, among others. Payouts range from zero to a maximum of 200% of target

Long-term Incentive (LTI)	To retain key executives, focus on long-term value creation, and to align executive compensation with outcomes for our stockholders

Designed to motivate executives to achieve goals over an extended period using a strategic approach to align awards with the Company’s strategy and stockholder returns. LTI awards may include time-based restricted stock units and performance-based restricted stock units, among others, granted under the 2023 Stock Incentive Plan.

Compensation Mix for CEO and NEOs

The portion of performance-based, “at-risk” compensation increases directly with an executive’s role and responsibility within the Company, ensuring that more senior executives have greater accountability for performance. Consistent with our executive compensation philosophy, a significant percentage, 89%, of our CEO’s target total pay after the Separation is linked to Company financial and operational performance and driving stockholder value.

44	2024 Proxy Statement

Stockholder Engagement and 2023 Say on Pay Vote

Compensation Mix for Other Named Executive Officers

On average, the percentage of target total pay directly linked to Company performance for our NEOs (other than the CEO) is 76%.

Target compensation, as of December 31, 2023, was used to determine at-risk pay.

2023 Salaries

NCR Corp's CHRC set the salary level for each NEO based on its assessment of the NEO’s role and responsibilities following the Separation combined with perspective from competitive compensation data prepared by our independent compensation consultant.

Our CHRC endeavors to set salaries at a level competitive with market data to attract and retain top quality executive talent, while keeping overall fixed costs at a reasonable level. Salary levels were set relative to market benchmarks. The following salaries were established as of the Separation on October 16, 2023.

NEO	Base Salary
Timothy C. Oliver	$800,000
Paul J. Campbell	$475,000
Stuart Mackinnon	$500,000
Ricardo J. Nuñez	$500,000
LaShawne Meriwether	$475,000

2023 Annual Incentive Plan

NCR Corp's 2023 Annual Incentive Plan (“AIP”) is an annual short-term cash incentive plan designed to promote the attainment of the 2023 NCR Corp Financial Plan, and reward achievement of organizational objectives and effective collaboration across teams. The NCR Corp CHRC established annual target bonuses as listed below for our NEOs based on market pay ranges and positioning within the senior leadership team. Target percentages refer to a percentage of base salary.

45	2024 Proxy Statement

Stockholder Engagement and 2023 Say on Pay Vote

The NEOs target bonus opportunities are as follows:

NEO	AIP Target Opportunity (% of base salary)
Timothy C. Oliver	150%
Paul J. Campbell	100%
Stuart Mackinnon	100%
Ricardo J. Nuñez	70%
LaShawne Meriwether	80%

No other short-term cash incentives have been awarded to the NEOs post-Separation.

2023 AIP Metrics and Payout

Awards under NCR Corp's 2023 AIP were determined based on the achievement of corporate and strategic goals that tie payouts directly to key measures of NCR Corp's overall performance through September 30, 2023. Results from the fourth quarter of 2023 were excluded from purposes of determining the payout pursuant to terms outlined in the Employee Matters Agreement governing the Separation. NCR Corp's AIP metrics and goals strongly link stockholder and executive interests, support NCR Corp's strategic business objectives and Customer Satisfaction/Net Promoter Score ("NPS") goals.

For purposes of NCR Corp's 2023 AIP, metrics are defined in the "Glossary of Key Terms Used In our CD&A and Executive Compensation Tables" below.

Performance measures and weighting for the 2023 AIP are summarized below:

Performance Measure	Weighting
AIP EBITDA, as adjusted	60%
AIP Revenue, as adjusted	30%
Customer Satisfaction/NPS	10%

In December 2023 and per the Employee Matters Agreement, the NCR Corp CHRC assessed performance and determined the achievement of the AIP performance metrics resulted in an earned payout of 132% of target.

Consequently, the total 2023 AIP funded payouts for our named executives are shown in the chart below:

NEO	Base Salary	Target Bonus Percentage (%)	Bonus Achieved ($)
Timothy C. Oliver	$800,000	150%	$1,584,000
Paul J. Campbell	$475,000	100%	$627,000
Stuart Mackinnon	$500,000	100%	$660,000
Ricardo J. Nuñez	$500,000	70%	$132,904
LaShawne Meriwether	$475,000	80%	$230,873

Mr. Nuñez and Ms. Meriwether participated in the 2023 AIP on a pro-rated basis due to their date of hire mid-year. Awards shown above reflect this proration.

46	2024 Proxy Statement

Stockholder Engagement and 2023 Say on Pay Vote

Post-Separation Annual Incentive Program: Going forward, our NEOs will continue to receive a portion of their compensation in the form of “at-risk” pay. Atleos has an annual cash incentive plan that will reward our NEOs based on the satisfaction of a combination of corporate financial metrics, operational and non-financial, stakeholder-oriented goals, as established by our CHRC.

2023 Long-Term Incentive Program

Prior to the Separation, the NCR Corp Long-Term Incentive Program (“LTI Plan”) directly aligned a large portion of the total compensation of Atleos’ named executives with NCR Corp's performance and changes in stockholder value.

In anticipation of the Separation, performance-based stock awards were granted by NCR Corp to Messrs. Oliver, Campbell and Mackinnon that were specifically designed to motivate a transaction that created value for our stockholders while also emphasizing retention of key executives. The award was structured into two equal parts, the "Transaction Award" rewarded completion of a successful transaction and the "Share Value Award" rewarded Total Stockholder Return (TSR). Each of Messrs. Oliver, Campbell and Mackinnon received a Transaction Award and a Share Value Award as follows:

The Transaction Award was an award of performance-based RSUs ("PBRSUs") that vested on a “qualified transaction” (as defined in the award agreement and which includes a spin-off), subject to a minimum one-year vesting period. These PBRSUs vest on the later of the date of Separation or one year from the grant date, generally subject to continued service.

The Transaction Award used a multiplier to determine the number of shares issued on settlement of the PBRSUs based on NCR Corp's 20-day volume-weighted average closing stock price preceding the Separation as follows:

	Stock Price at Separation	Percentage of Shares Earned
Maximum	Greater than or equal to $50	200%
Target	Less than or equal to $35	100%

NCR Corp's volume-weighted average closing stock price for the 20-day period preceding the Separation was $26.89. This resulted in a payout of 100% of the shares underlying the PBRSUs at Target. These PBRSUs vested on December 21, 2023 for Mr. Campbell and Mr. Mackinnon and on February 13, 2024 for Mr. Oliver.

The Share Value Award consisted of PBRSUs with performance measured by a three-year TSR compound annual growth rate (“CAGR”) based on the combined company (i.e., Voyix and Atleos) with a relative TSR (“rTSR”) floor. The awards cliff-vest on the three-year anniversary of the grant date, generally subject to continued service.

47	2024 Proxy Statement

Stockholder Engagement and 2023 Say on Pay Vote

The Share Value Award uses a performance period of January 1, 2023 through December 31, 2025 and is based on the 20-day volume-weighted average stock price of NCR Corp stock preceding the beginning of the performance period, which was $23.24, and the combined company stock price (Voyix and Atleos) based on the 20-day trading average stock price immediately preceding the ending of the performance period. The share multiplier is based on three-year share value growth as follows:

	3-Year TSR CAGR with rTSR Floor	Percentage of Shares Earned
Maximum	Greater than or equal to 30%	200%
Target	15%	100%
TSR Threshold*	0%	0%
rTSR Floor*	rTSR greater than or equal to 35th percentile	50%

* Applicability of rTSR floor subject to achieving less than 7.5% absolute TSR.

If absolute TSR is less than 7.5%, yielding less than 50% payout, then rTSR compared to the S&P MidCap 400 Value Index will be tested. If rTSR is greater than or equal to the 35th percentile, the payout will be 50% of target; otherwise, the absolute TSR schedule will apply. Share Value Awards will be measured at the end of 2025 using TSR for the combined company (i.e., Voyix and Atleos) over the performance period.

Mr. Oliver received his Transaction Award and Share Value Awards in February 2023 while Messrs. Campbell and Mackinnon received theirs in December 2022.

2021 and 2022 Outstanding Performance Periods

Certain NEOs have outstanding performance based LTI awards. The treatment of these awards is determined pursuant to the terms of the Employee Matters Agreement. Generally, vesting schedules were unchanged. Performance for fiscal 2023 results was truncated to end on September 30, 2023.

2021 Awards

PBRSUs based on LTI EBITDA and LTI Recurring Revenue (which metrics were equally weighted) with a three-year performance period from January 1, 2021 through December 31, 2023 were awarded by NCR Corp to Messrs. Oliver and Campbell in February 2021 ("2021 PBRSUs”).

The final earned award ranged from 0% to 200% of the target PBRSUs, based on NCR Corp‘s achievement of the performance metrics as shown below for achievement of a combined payout of 134.1%:

Performance Period	Payout Achieved
2021	147.4%
2022	95.3%
2023	159.6%
3-Year Average	134.1%

The PBRSUs vested on February 23, 2024, which is the three-year anniversary of the grant date.

48	2024 Proxy Statement

Stockholder Engagement and 2023 Say on Pay Vote

2022 Awards

The NCR Corp CHRC granted 100% of the 2022 LTI awards in the form of PBRSUs to Messrs. Oliver, Campbell, and Mackinnon. An rTSR metric was adopted and comprised 40% of the award value. These performance-based rTSR RSUs (“2022 PBTSRs”) are only earned based on the combined rTSR performance of Atleos and Voyix common stock relative to the S&P MidCap 400 Value Index, over the three-year performance period ending on December 31, 2024. For the remaining 60% of the 2022 LTI awards (“2022 PBRSUs”), LTI Recurring Revenue and LTI EBITDA metrics were equally weighted to be measured over a three-year performance period from January 1, 2022 through December 31, 2024.

For the 2022 PBRSUs, LTI Recurring Revenue and LTI EBITDA were calculated as shown below, resulting in a combined payout of 108.8% to date:

Performance Period	Payout Achieved
2022	67.2%
2023	150.4%
2-Year Average	108.8%

For these PBRSRs, performance will be measured at the end of 2024 using combined company (Voyix and Atleos) stock prices.

These awards vest on February 25, 2025, which is the three-year anniversary of the grant date, generally subject to the NEO’s continued service through that date.

Conversion of Equity Awards

Upon the Separation and in accordance with the Employee Matters Agreement, outstanding NCR Corp equity awards held by our employees, including Mr. Nuñez, Ms. Meriwether, and Mr. Campbell, were converted into Atleos equity awards, while NCR Corp equity awards held by Mr. Oliver and Mr. Mackinnon were converted into a combination of Voyix and Atleos equity awards. The determination of equity treatment was based on the employee’s role prior to Separation. The purpose of the conversion methodology used was to maintain the aggregate intrinsic value of the award immediately after the Separation when compared to the aggregate intrinsic value prior to Separation. These adjusted awards are otherwise subject to the same vesting and other terms and conditions that applied to the original NCR Corp award held by the individual. For more information on the conversion of the equity awards, please see the Employee Matters Agreement.

49	2024 Proxy Statement

Stockholder Engagement and 2023 Say on Pay Vote

Post-Separation Long-Term Incentive Program

Annual Equity Award Values

The grant date value (with respect to Mr. Oliver) and the target annual equity award values (with respect to the other named executives), as set at the time of Separation by the NCR Corp CHRC, in effect for each NEO as of December 31, 2023 are as follows:

NEO	Equity Award Value
Timothy C. Oliver	$5,500,000
Paul J. Campbell	$1,250,000
Stuart Mackinnon	$1,500,000
Ricardo J. Nuñez	$1,000,000
LaShawne Meriwether	$750,000

Other Executive Compensation

For 2023, none of the NEOs received perquisites, except that Messrs. Oliver and Mackinnon received grandfathered financial counseling benefits, which is described in the Summary Compensation Table.

Atleos Executive Compensation for 2024

In February and March 2024, our CHRC approved the executive compensation program. These changes are designed to increase the focus on profitable growth and better align our executive compensation program’s performance metrics with the key performance indicators that drive TSR for Atleos. Collectively, the metrics represent a balanced scorecard of growth, profitability, cash generation and stock price appreciation.

2024 Annual Incentive Plan

Under Atleos’ Annual Incentive Plan, our annual cash bonus plan, Free Cash Flow will be introduced as a performance metric in addition to Adjusted EBITDA and Revenue. These measures were selected to reinforce our commitment to operational excellence as well as align with stockholder interests.

Performance Metric	Metric Weighting
Adjusted EBITDA	35%
Free Cash Flow	35%
Revenue	30%

50	2024 Proxy Statement

Stockholder Engagement and 2023 Say on Pay Vote

2024 Long-term Incentive Plan

Long-term incentives granted to NEOs under our Stock Plan will include time-based and performance-based RSUs, with greater weight placed on performance awards, as shown below:

LTI Award Mix

	Performance-based RSUs	Time-based RSUs
CEO	60%	40%
All other NEOs	60%	40%

Time-based RSUs will vest ratably on the anniversary of the grant date, one-third beginning in 2025. Time-based RSUs awarded to NEOs and other key leadership team members require the recipient to hold the shares for a period of 12 months following vesting.

The performance-based RSUs reflect our strategic objective to drive stockholder value via share price appreciation and to align management interests with those of our stockholders. Relative TSR will be the sole performance measure and will be measured against the S&P Small Cap 600 Index at the end of a three-year performance period ending in December 2026. Achievement to determine the shares awarded is based on the payout schedule shown below:

Performance Award Plan

Relative TSR (rTSR) Achievement vs. S&P SmallCap 600	% of Target Award Earned
75th percentile and above	200%
50th percentile	100%
25th percentile	50%
Below 25th percentile	0%

Payout for performance levels between those amounts shown in the table will be interpolated along a straight-line. Awards will cliff vest, assuming performance achievement and continued service, in 2027. Performance-based RSUs awarded to NEOs and other key leadership team members require the recipient to hold the shares for a period of 12 months following vesting.

Executive Employment Arrangements

The Company has entered into an employment agreement with our CEO, Mr. Oliver, dated September 25, 2023. In addition, the Company has a letter agreement with Mr. Mackinnon dated September 1, 2021. The material compensation-related terms of these agreements are described under the heading “Narrative Description of Arrangements with NEOs” in the section that follows the CD&A.

51	2024 Proxy Statement

Stockholder Engagement and 2023 Say on Pay Vote

Executive Severance Benefits

Our CHRC made changes to our Executive Severance Plan in March 2024 to align with market practices.

Change in Control Severance Plan

Our named executives participate in our Change in Control Severance Plan. Under this plan, Atleos pays only “double-trigger” separation benefits, that is, benefits are paid out only if both a change in control occurs and employment ends due to a qualifying termination. Amounts payable are based on executive “Tier” level, with Mr. Oliver and Ms. Meriwether currently at a Tier I (i.e., entitling each of them to severance equal to 300% of their annual salary and target bonus, a pro rata target bonus and certain welfare benefits for three years) and Messrs. Campbell, Mackinnon and Nuñez currently at Tier II (i.e., entitling each of them to severance equal 200% of their annual salary and target bonus, a pro rata target bonus and certain welfare benefits for two years).

For more information please see, the section entitled Severance Benefits - Change in Control (CIC) Severance and Executive Severance (Non-CIC).

Executive Severance Plan (Non-CIC)

Our named executives also participate in our Executive Severance Plan. Under this plan, as amended by our CHRC in March 2024, if a named executive’s employment is terminated by the Company without “cause” (other than death or “disability” as defined in the plan) or for "good reason," we provide the named executive the following: (i) a lump sum equal to one times (1.0x) salary plus target bonus, (ii) up to 18 months of “COBRA” medical, dental and vision coverage, (iii) 12 months of life insurance coverage, (iv) a pro-rated bonus for the year of separation and (v) outplacement services under the Company’s outplacement program in effect on the termination date.

For more information please see, the section entitled Severance Benefits - Change in Control (CIC) Severance and Executive Severance (Non-CIC).

Stock Ownership Requirements

The CHRC recognizes the critical role that executive stock ownership has in aligning the interests of management with those of stockholders. The stock ownership guidelines are designed to encourage long-term focus on performance and mitigate risks related to attrition and undue risk-taking.

Stock ownership guidelines are expressed as a multiple of annual base salary in the form of Atleos stock, where new executives have five years to attain this ownership level as follows:

Executive	Guidelines as a Multiple of Salary
Chief Executive Officer	6x
Other Named Executive Officers	3x

Shares that count toward the guideline include shares owned personally, unvested time-based RSUs, and stock acquired through an Employee Stock Purchase Plan. Stock options, whether vested or unvested, do not count toward the guideline and nor do equity-based awards subject to performance-based vesting conditions until such time as performance has been determined and the awards are settled.

52	2024 Proxy Statement

Stockholder Engagement and 2023 Say on Pay Vote

In 2024, the CHRC added a requirement to hold 100% of shares net of any shares required to fulfill tax withholding obligations until such time the executive meets the stock ownership criteria under these guidelines.

Newly hired or promoted executives have five years to reach their guideline. As of December 31, 2023, Messrs. Oliver and Mackinnon have met the criteria and other NEOs are on track to comply within the five-year time period of our stock ownership guidelines.

Compensation Clawback Policy

At the Separation, Atleos adopted a clawback policy (the "Clawback Policy") in order to comply with applicable laws and NYSE listing standards that requires the Company to clawback incentive-based compensation in the event the Company issues a restatement of its financial statements, to the extent such incentive-based compensation received by the individual during the three years preceding the restatement exceeds the amount the individual would have received based on the restated financial statements. The Clawback Policy provides that the CHRC will not pursue the forfeiture and/or recovery of erroneously awarded compensation if it determines that such forfeiture and/or recovery would be impracticable due to a variety of circumstances outlined in the Clawback Policy.

Hedging and Pledging Policy

Atleos’ Insider Trading Policy incorporates Atleos’ prohibitions against hedging, pledging and related transactions. The Insider Trading Policy applies to all officers, directors, employees (including temporary employees) and contractors of Atleos and its subsidiaries who have access, including temporary access, to material nonpublic information, as well as certain family members of, and individuals who live in the same household as, are financially dependent on, or whose transactions (including transactions by an entity) in Atleos’ securities are directed by or subject to the influence or control of, any such person.

In order to restrict covered persons from engaging in transactions that hedge or offset, or are designed to hedge or offset, fluctuation in the market value of Atleos equity securities, Atleos’ Insider Trading Policy prohibits covered persons from directly or indirectly engaging in hedging activities or transactions of derivative securities of Atleos at any time. In addition, because a margin or foreclosure sale may occur at a time when individuals are in possession of material nonpublic information or otherwise are not permitted to trade in Atleos securities, Atleos’ directors, executive officers and designated key employees are prohibited from taking margin loans where Atleos securities are used, directly or indirectly, as collateral for the loan. Such individuals are also prohibited from pledging Atleos securities as collateral for a loan.

Tax Considerations in Setting Executive Compensation

Under Federal tax rules in effect for tax years beginning on and after January 1, 2018 (which tax rules eliminated a performance-based compensation exception that was previously available), compensation over $1 million paid annually for certain covered employees, including the NEOs, generally is not deductible for federal tax purposes. As has been the case for Voyix historically, our CHRC has the ability to pay compensation to Atleos' NEOs in appropriate circumstances, even if such compensation is not fully deductible.

53	2024 Proxy Statement

Glossary of Key Terms Used In Our CD&A and Executive Compensation Tables

•
“Adjusted EBITDA” is defined as NCR Corp's GAAP net income (loss) from continuing operations attributable to NCR Corp plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus stock-based compensation expense; plus other income (expense); plus pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition-related intangibles and transformation and restructuring charges (which includes integration, severance and other exit and disposal costs), among others. The special items are considered non-operational so are excluded from the Adjusted EBITDA metric utilized by our management in evaluating segment performance and are separately delineated to reconcile back to total reported income (loss) from continuing operations attributable to NCR Corp. This format is useful to investors because it allows analysis and comparability of operating trends. It also includes the same information that is used by Voyix management to make decisions regarding the segments and to assess our financial performance. For purposes of 2023, the AIP performance period ended on September 30, 2023.
•
“AIP” means the NCR Corp Annual Incentive Plan established pursuant to the Second Amended and Restated NCR Corp Management Incentive Plan.
•
“AIP EBITDA” for purposes of the 2023 AIP equals NCR Corp's Adjusted EBITDA, adjusted to eliminate the impact of foreign currency fluctuations during the performance period, based on the same foreign exchange rates used to establish NCR Corp's applicable financial plan, and excludes the impact of mergers and acquisitions completed during the performance period. Further adjusted as determined in the sole discretion of the Voyix CHRC. For purposes of 2023, the AIP performance period ended on September 30, 2023.
•
“AIP Revenue” for purposes of the 2023 AIP equals NCR Corp's GAAP revenue, adjusted to exclude any material impact resulting from mergers and acquisitions activity or the revenue impact resulting from shift to recurring revenue. Shift to recurring is defined as eliminating the net impact of the shift to recurring revenue by treating all new contracts as if they would have been accounted for as revenue upfront during the year of signing in accordance with prior practice versus the amount to be recognized during the year of signing on a recurring revenue basis. Further adjusted as determined in the sole discretion of the Voyix CHRC. For purposes of 2023, the AIP performance period ended on September 30, 2023.
•
“CD&A” means the Executive Compensation – Compensation Discussion and Analysis section included herein.
•
“LTI” means long-term incentive.

54	2024 Proxy Statement

Glossary of Key Terms Used In Our CD&A and Executive Compensation Tables

•
“LTI EBITDA” for purposes of the NCR Corp LTI Plan equals Adjusted EBITDA (as defined herein), further adjusted to eliminate the impact of foreign currency fluctuations during the performance period, incorporate the impact of mergers and acquisitions and eliminate the net impact of the shift to recurring revenue by treating all new contracts as if they would have been accounted for as revenue upfront during the year of signing in accordance with prior practice versus the amount to be recognized during the year of signing on a recurring revenue basis. Further adjusted as determined in the sole discretion of the Voyix CHRC. For purposes of 2023, the performance period ended on September 30, 2023.
•
“LTI Plan” means the NCR Corp Long-Term Incentive Plan.
•
“LTI Recurring Revenue” for purposes of the NCR Corp LTI Plan equals recurring revenue for Voyix (as defined herein), adjusted to eliminate the impact of foreign currency fluctuations during the performance period, and incorporate (for 2020, eliminate) the impact of mergers and acquisitions completed during such period. Further adjusted as determined in the sole discretion of the NCR Corp CHRC. For purposes of 2023, the LTI performance period ended on September 30, 2023.
•
“Named executives” or “NEOs” means our Named Executive Officers.
•
“recurring revenue” includes all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, processing revenue, interchange and network revenue, Bitcoin-related revenue, and certain professional services arrangements, as well as term-based software license arrangements that include customer termination rights.
•
“rTSR” means relative total stockholder return.
•
“Stock Plan” or “2023 Stock Incentive Plan” means the NCR Atleos Corporation 2023 Stock Incentive Plan.
•
“TSR” means total stockholder return.

55	2024 Proxy Statement

Executive Compensation Tables

The following tables reflect the compensation paid by NCR prior to the Separation and by Atleos after the Separation, as applicable, to each of Messrs. Oliver, Mackinnon, Campbell, Nuñez and Ms. Meriwether as the Atleos NEOs, employed by NCR prior to the Separation and Atleos after the Separation, during the fiscal year ending on December 31, 2023. Atleos did not pay any of our NEOs any compensation prior to the Separation. Below we reference certain historic compensation information found in NCR’s public filings, and these are accessible on the SEC’s website, www.sec.gov.

Summary Compensation Table

The “Summary Compensation Table” below summarizes the total compensation paid to or earned by each of the named executive officers of Atleos for the fiscal year ended December 31, 2023, and December 31, 2022 and December 31, 2021, as applicable.

Name and Principal Position (a)	Year (b)	Salary(1) ($) (c)	Bonus(2) ($)	Stock Awards(3) ($) (d)	Option Awards ($) (e)	Non-Equity Incentive Plan Compensation(4) ($) (f)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5) ($)	All Other Compensation(6) ($) (g)	Total ($) (h)

Timothy C. Oliver	2023	661,918	—	6,716,702	—	1,584,000	—	23,895	8,986,515
Chief Executive Officer	2022	625,000	—	4,639,083	—	—	—	124,384	5,388,467
	2021	625,000	—	4,532,716	—	1,453,125	—	212,534	6,823,375
Paul J. Campbell	2023	350,694	—	—	—	627,000	2,873	11,581	992,148
Chief Financial Officer	2022	307,308	—	772,277	—	—	—	10,581	1,090,166
Stuart Mackinnon	2023	430,564	500,000	—	—	660,000	—	11,675	1,602,239
Chief Operating Officer	2022	412,000	—	4,968,849	—	—	—	15,675	5,396,524
Ricardo J. Nuñez	2023	143,836	250,000	1,609,581	—	132,904	—	516	2,136,837
Chief Legal Officer, General Counsel,
and Secretary
LaShawne Meriwether	2023	218,630	100,000	806,007	—	230,873	—	5,423	1,360,933
Chief Human Resources Officer

(1)
This column represents base salary earned in 2023 prorated to account for the Separation-related promotions of Messrs. Oliver, Campbell and Mackinnon and for the hiring of Ms. Meriwether and Mr. Nuñez in July and September 2023, respectively.
(2)
This column reflects cash sign-on bonuses paid to Ms. Meriwether and Mr. Nuñez, respectively, per the terms of their individual new hire offer letters as well as a cash payment made to Mr. Mackinnon pursuant to a retention agreement.
(3)
This column shows the aggregate grant date fair value, as determined in accordance with FASB ASC Topic 718, of stock awards granted to each named executive in the applicable year. See Note 8 of the Notes to Consolidated Financial Statements contained in NCR Corp’s Annual Report on Form 10-K for the year ended December 31, 2023 for an explanation of the assumptions made in the valuation of NCR Corp’s equity awards. Mr. Oliver received a Transaction Award and a Share Value Award in the form of PBRSUs in February 2023, as discussed in the CD&A. The Transaction Awards have vested and were settled at target. Each of Mr. Campbell and Mr. Mackinnon were awarded a Transaction Award and a Share Value Award in the form of PBRSUs in December 2022, as discussed in the CD&A. These PBRSUs are valued using a Monte Carlo valuation, which simulates a distribution of stock prices for equity awards throughout the remaining performance period of the awards, based on certain assumptions of NCR Corp common stock price behavior. Assuming achievement of the highest level of performance, the grant date fair value of Mr. Oliver's 2023 Share Value award is $7,546,635 and the aggregate grant date fair value of his

56	2024 Proxy Statement

Executive Compensation

2022 PBTSRs is $4,478,190. For the 2022 PBTSRs and Share Value awards for Messrs. Campbell and Mackinnon, the aggregate grant date fair values assuming the highest level of achievement, are $591,492 and $4,928,606, respectively. Mr. Nuñez and Ms. Meriwether received new hire time-based RSUs pursuant to the terms outlined in their respective offer letters.
(4)
This column shows the cash bonus amounts earned pursuant to NCR Corp's 2023 AIP for all NEOs, as discussed in the CD&A. Mr. Nuñez and Ms. Meriwether received prorated bonus payments because of their dates of hire during the AIP's performance year.
(5)
This column represents, for Mr. Campbell, the aggregate increase in the actuarial present value of accumulated benefits under the NCR Corp (Scotland) Pension Plan, from December 31, 2022 to December 31, 2023. The change in pension value is only paid after retirement. For purposes of this disclosure, British Pound (GBP) has been converted to US Dollar (USD) at $1.2734 to £1.00, the exchange rate in effect as of December 29, 2023. There are no above market or preferential earnings on compensation deferred under Voyix’s nonqualified deferred compensation plan since earnings are calculated in the same manner and at the same rate as earnings on externally managed investments available in Voyix’s 401(k) plan.
(6)
The amounts in this column consist of the aggregate incremental cost to Atleos of the perquisites provided to our named executives, any insurance premiums paid by Atleos with respect to life insurance for the benefit of our named executives, contributions made by Voyix and Atleos to their respective 401(k) plans on behalf of our named executives and certain other payments. Additional details regarding these amounts are included in the All Other Compensation – 2023 Table below.

All Other Compensation – 2023

This table shows the value of perquisites and other personal benefits, insurance premiums and company matching contributions to the broad-based 401(k) plan, on behalf of each of the named executive officers of Atleos paid by NCR Corp prior to the Separation and then paid by Atleos after the Separation in 2023:

Named Executive	Perquisites and Other Personal Benefits(1) ($)	Insurance Premiums(2) ($)	Company Contributions to Retirement / 401(k) Plans(3) ($)	Total ($)

Timothy C. Oliver	12,000	645	11,250	23,895
Paul J. Campbell	—	331	11,250	11,581
Stuart Mackinnon	—	425	11,250	11,675
Ricardo J. Nuñez	—	516	—	516
LaShawne Meriwether	—	490	4,933	5,423

(1)
This column shows the amounts paid by NCR Corp in 2023 to Mr. Oliver for financial planning assistance under the Executive Financial Planning Program. Only Messrs. Oliver and Mackinnon remain eligible under this grandfathered benefit.
(2)
This column shows the value of life insurance premiums paid by NCR Corp (before the Separation) and Atleos (after the Separation) for the benefit of our named executives.
(3)
This column shows company matching contributions to NCR Corp's and Atleos' broad-based 401(k) plans.

57	2024 Proxy Statement

Executive Compensation

Grants of Plan-Based Awards

The following table reflects the equity and non-equity incentive plan awards approved by the NCR Corp CHRC for our named executives during 2023. Equity awards were made under the NCR Corp 2022 Stock Incentive Plan, as amended, and converted to awards of Atleos stock pursuant to the Employee Matters Agreement. Non-equity incentive plan awards were made under NCR Corp’s 2023 AIP. These plans and related awards are described in the CD&A above. As of December 31, 2023, no equity or non-equity incentive plan awards were granted by Atleos to our named executives.

									All Other Stock Awards: Number	Grant
			Estimated Future Payouts Under Non- Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			of Shares of Stock or	Date Fair Value of Stock
Named Executive	Award Type	Grant Date	Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)	Units(3) (#)	Awards(4) ($)

Timothy C. Oliver	Annual Incentive Plan		600,000	1,200,000	2,400,000	—	—	—
	Performance-Based RSUs	2/13/23				80,765	161,529	323,058	—	3,815,711
	Performance-Based RSUs	2/13/23				80,765	161,530	323,060	—	2,900,991

Paul J. Campbell	Annual Incentive Plan		237,500	475,000	950,000	—	—	—	—	—

Stuart Mackinnon	Annual Incentive Plan		250,000	500,000	1,000,000	—	—	—	—	—

Ricardo J. Nuñez	Annual Incentive Plan		50,343	100,685	201,370	—	—	—	—	—
	Time-Based RSUs	10/1/23							55,535	1,609,581

LaShawne Meriwether	Annual Incentive Plan		87,452	174,904	349,808	—	—	—	—	—
	Time-Based RSUs	8/1/23							28,452	806,007

(1)
These columns show potential award levels based on performance under NCR Corp's 2023 AIP. Actual payouts earned under this plan are shown in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.
(2)
This column shows the threshold, target and maximum shares that could be received by Mr. Oliver pursuant to the Transaction Award and Share Value Award granted to him in 2023. The Transaction Award vested one year following the grant date on February 13, 2024. The Share Value Award has a 3-year performance period and, to the extent earned, will cliff-vest on the 3-year anniversary of the grant date on December 31, 2025. Vesting of both types of these PBRSUs is generally subject to continued Company service through the applicable vesting dates.
(3)
The column shows the sign-on awards of time-based RSUs granted pursuant to the offer letters of Mr. Nuñez and Ms. Meriwether, respectively. These RSUs vest ratably, with one-third vesting on each anniversary of the grant date, generally subject to continued Company service through the vesting dates.
(4)
This column shows the grant date fair value of equity awards, as determined in accordance with FASB ASC Topic 718.

58	2024 Proxy Statement

Executive Compensation

Outstanding Equity Awards at 2023 Fiscal Year End

The following table shows, as of December 31, 2023, for each NEO, the number of unexercised options and the number of shares of unvested RSUs. The market value of the stock awards was based on the closing price of Atleos common stock as of December 29, 2023, the last trading day of the fiscal year, which was $24.29.

	Option Awards					Stock Awards
Named Executive	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Stock Units That Have Not Vested (#)	Market Value of Stock Units That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Stock Units That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Stock Units That Have Not Vested(1) ($)

Timothy C.	2/13/2023(2)							323,059	6,257,650
Oliver	2/25/2022(3)							153,283	2,969,089
	2/23/2021(4)							136,333	2,640,768
	8/1/2020(5)	518,134		17.03	7/31/2027
Paul J.	12/21/2022(2)							9,172	222,788
Campbell	8/16/2022(6)					1,966	47,754
	2/25/2022(3)					2,311	56,134	3,648	88,610
	2/23/2021(4)					1,177	28,589	3,155	76,635
Stuart	12/21/2022(2)							96,319	1,865,697
Mackinnon	2/25/2022(3)							38,321	742,280
	9/22/2021(7)							46,512	900,937
	3/16/2021(8)					2,745	66,676
	3/31/2020(8)	3,672		21.34	3/30/2027
	3/14/2019(8)	4,035		32.62	3/13/2026
Ricardo J.	10/1/23(9)					66,103	1,605,642
Nuñez
LaShawne	8/2/23(9)					33,866	822,605
Meriwether

(1)
The market value of all outstanding RSU awards was calculated by multiplying the number of shares shown in the table by $24.29, which was the closing market price of Atleos common stock on December 29, 2023, the last trading day of the fiscal year.
(2)
Represents Share Value and Transaction Awards granted on February 13, 2023 to Mr. Oliver and Share Value Awards granted on December 21, 2022 for each of Messrs. Campbell and Mackinnon. Mr. Oliver's Transaction Award vested on February 13, 2024. For the Share Value Awards, performance will be determined based on the compounded annual growth rate of the Company stock over the performance period between January 1, 2023 and December 31, 2025 and will cliff-vest on the third anniversary of the grant date, assuming performance is achieved, generally subject to continued Company service through such date. For more information about these Share Value Awards, please see the CD&A.
(3)
Each of Messrs. Oliver, Campbell and Mackinnon received two PBRSU awards on February 25, 2022: (i) PBRSUs earned based on the achievement of LTI Recurring Revenue and LTI EBITDA ("2022 PBRSUs”) and (ii) PBRSUs earned based on the achievement of rTSR (“2022 PBTSRs”). The 2022 PBRSUs were earned based on LTI Recurring Revenue and LTI EBITDA over a three-year performance period that ended early on September 30, 2023 due to the Separation. LTI Recurring Revenue and LTI EBITDA totaled 67.2% for 2022 and 150.4% for 2023, yielding a 2-year average of 108.8%. These PBRSUs vest on February 25, 2025, generally subject to continued Company service through the vesting date. The PBTSRs will be based on the combined TSR of Voyix and Atleos common stock relative to the S&P MidCap 400 Value Index over the performance period between February 25, 2022 and December 31, 2024, and will cliff vest on the third anniversary of the grant date, generally subject to continued Company service through the vesting date. These PBRSUs are trending below target as of December 31, 2023, and in accordance with SEC rules are reflected herein at the target level of achievement. For more information about these awards, please see the CD&A.

59	2024 Proxy Statement

Executive Compensation

(4)
Represents PBRSUs awarded to each of Mr. Oliver and Mr. Campbell awarded on February 23, 2021 which vest based on the achievement of LTI Recurring Revenue and LTI EBITDA for the years 2021, 2022 and through September 30, 2023. LTI Recurring Revenue and LTI EBITDA attained for each year were 147.4%, 95.3% and 159.6%, respectively, yielding a three-year average of 134.1%. The shares underlying these PBRSUs vested on February 23, 2024.
(5)
Represents sign-on premium-priced options that were granted by NCR Corp on August 1, 2020 and have an exercise price that includes a 10% premium over the grant date closing NCR stock price. This award was converted into an option to purchase Atleos stock and an option to purchase Voyix stock using the “Basket Method” (as described in the Employee Matters Agreement) and the exercise prices were adjusted accordingly. These options are fully vested.
(6)
Time-based RSUs granted to Mr. Campbell on August 16, 2022, which cliff vest on the 2nd anniversary of the grant date, generally subject to continued Company service through the vesting date.
(7)
For Mr. Mackinnon, represents PBRSUs awarded on September 22, 2021 are based on the performance of the TSR of NCR common stock relative to the S&P MidCap 400 Value Index over the performance period between September 10, 2021 through September 9, 2024, and will cliff vest on the third anniversary of the grant date, generally subject to continued Company service through the vesting date. These PBRSUs are trending below target as of December 31, 2023, and in accordance with SEC rules are reflected herein at the target level of achievement.
(8)
The equity awards granted to Mr. Mackinnon relate to awards provided to Cardtronics employees prior to the merger between NCR Corp and Cardtronics on June 21, 2021. Stock options are fully vested and RSUs granted on March 16, 2021 vested on January 31, 2024.
(9)
Represents sign-on time-based RSU awards for each of Mr. Nuñez and Ms. Meriwether that will fully vest on the remaining one-year anniversary of the grant date, generally subject to continued service through the vesting dates.

Option Exercises and Stock Vested in 2023 - Post Separation

The following table reflects for the NEOs in 2023 post-Separation: (i) the number of shares, if any, acquired upon exercise of stock options and the value realized and (ii) the number of shares, if any, acquired upon the vesting of RSUs and the value realized, each before payout of any applicable withholding tax.

	Options		RSUs
Named Executive	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)

Timothy C. Oliver	—	—	22,116	428,387
Paul J. Campbell	—	—	9,171	227,991
Stuart Mackinnon	7,345	13,156	112,790	2,182,490
Ricardo J. Nuñez	—	—	—	—
LaShawne Meriwether	—	—	—	—

(1)
The value realized is the fair market value on the exercise date, net of the exercise price.
(2)
The value realized is the fair market value on the vesting date.

60	2024 Proxy Statement

Executive Compensation

Option Exercises and Stock Vested in 2023 - Pre-Separation

The following table reflects for the NEOs in 2023 prior to the Separation: (i) the number of shares, if any, acquired upon exercise of stock options and the value realized and (ii) the number of shares, if any, acquired upon the vesting of RSUs and the value realized, each before payout of any applicable withholding tax.

	Options		RSUs
Named Executive	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)

Timothy C. Oliver	—	—	50,917	1,298,677
Paul J. Campbell	—	—	5,748	143,532
Stuart Mackinnon	—	—	12,748	349,550
Ricardo J. Nuñez	—	—	—	—
LaShawne Meriwether	—	—	—	—
(1)
The value realized is the fair market value on the vesting date.

Pension Benefits

Other than Mr. Campbell, none of the Atleos NEOs receive any pension benefits or participated in the tax qualified and nonqualified pension plans of NCR Corp or Atleos in 2023.

Name	Plan Name	Number of Years of Credited Service(1) (#)	Present Value of Accumulated Benefit(2)($)	Payments During Last Fiscal Year ($)

Timothy C. Oliver		—	—	—
Paul J. Campbell	NCR Scotland Pension Plan	14	301,585	—
Stuart Mackinnon		—	—	—
Ricardo J. Nuñez		—	—	—
LaShawne Meriwether		—	—	—
(1)
Represents the number of years of service credited to Mr. Campbell under the NCR (Scotland) Pension Plan as of December 31, 2023. Mr. Campbell was an employee of NCR’s Dundee, United Kingdom subsidiary and eligible to participate in the NCR (Scotland) Pension Plan before 1992 along with other eligible employees of the subsidiary.
(2)
Represents the actuarial present value of Mr. Campbell’s accumulated benefit (assuming normal retirement age) under the NCR (Scotland) Pension Plan, computed as of December 31, 2023 using the same assumptions used for NCR Atleos’ financial reporting purposes. For purposes of this disclosure, British Pound (GBP) has been converted to US Dollar (USD) at $1.2734 to £1.00, the exchange rate in effect as of December 29, 2023.

61	2024 Proxy Statement

Executive Compensation

Nonqualified Deferred Compensation

Other than Mr. Campbell, none of our NEOs contributed to the nonqualified deferred compensation plan in 2023. The nonqualified deferred compensation plan is sponsored by Voyix, as successor to NCR Corp. Atleos does not sponsor a deferred compensation plan for executives.

Name	Executive Contributions in the Last Fiscal Year(1) ($)	Registrant Contributions in the Last Fiscal Year ($)	Aggregate Earnings (Losses) in the Last Fiscal Year(2) ($)	Aggregate Wtihdrawals/ Contributions	Aggregate Balance at Last Fiscal Year End ($)

Timothy C. Oliver	—	—	—	—	—
Paul J. Campbell	220,546	—	85,665	—	703,804
Stuart Mackinnon
Ricardo J. Nuñez	—	—	—	—	—
LaShawne Meriwether	—	—	—	—	—

(1)
Amounts shown include deferred portions of Mr. Campbell's base salary and the value of his RSUs that vested in 2023. The amounts of Mr. Campbell’s contributions to Voyix's Deferred Compensation Plan in 2023 are also included in the Salary column of the Summary Compensation Table and in the Value Realized on Vesting in the Pre-Separation Option Exercises and Stock Vested Table.
(2)
Represents earnings in 2023 on Mr. Campbell's balance in the Voyix Corporation Deferred Compensation Plan (as described below).

Voyix Deferred Compensation Plan

Voyix maintains a Deferred Compensation Plan, which allows participants to elect to defer between 5% and 50% of their base salary, 5% and 75% of their annual bonuses, and 5% and 100% of their annual RSU awards under the plan. No employer contributions are made under the plan. The participants may elect to receive a lump sum payment of their account balances upon a specified date or annual installments over 5, 10 or 15 years, following a separation from service. The investment alternatives available to Mr. Campbell are the same as those for all other participants in the plan and they are calculated in the same manner and at the same rate as earnings on externally managed investments available in Voyix’s 401(k) plan. Deferred amounts of base salary and annual bonuses, and any earnings with respect to such amounts, are fully vested at the time of deferral or crediting, as applicable. Deferred RSUs remain subject to the vesting conditions of the original RSU grants.

Atleos does not currently maintain a deferred compensation plan.

62	2024 Proxy Statement

Executive Compensation

Potential Payments upon Termination or Change-in-Control

This section provides information on the compensation and benefits that would have been provided to the Atleos NEOs had a change in control of Atleos occurred on December 31, 2023 or had the employment of each such NEO terminated on that date under certain specified circumstances. None of the named executives meet the qualifications for retirement as of December 31, 2023.

Named Executive	Termination Upon Change in Control(1) ($)	Involuntary Termination Without Cause(2) ($)	Death or Disability ($)	Retirement ($)	Voluntary Resignation or Termination for Cause ($)

Timothy C. Oliver
Cash Severance	6,000,000	3,000,000	—	—	—
Pro rata Bonus(3)	1,584,000	—	1,584,000	—	—
Equity Awards(4)(5)(6)	11,867,507	11,867,507	11,867,507	—	—
Welfare Benefits	80,038	39,697	—	—	—
Outplacement	10,000	10,000	—	—	—
Total Benefits Payable upon Termination(7)	19,541,545	14,917,204	13,451,507	—	—

Named Executive	Termination Upon Change in Control(1) ($)	Involuntary Termination Without Cause(2) ($)	Death or Disability ($)	Retirement ($)	Voluntary Resignation or Termination for Cause ($)

Paul J. Campbell
Cash Severance	1,900,000	950,000	—	—	—
Pro rata Bonus(3)	627,000	—	627,000	—	—
Equity Awards(4)(5)(6)	520,510	314,688	520,510	—	—
Welfare Benefits	53,412	39,894	—	—	—
Outplacement	10,000	10,000	—	—	—
Total Benefits Payable upon Termination(7)	3,110,922	1,314,582	1,147,510	—	—

Named Executive	Termination Upon Change in Control(1) ($)	Involuntary Termination Without Cause(2) ($)	Death or Disability ($)	Retirement ($)	Voluntary Resignation or Termination for Cause ($)

Stuart Mackinnon
Cash Severance	2,000,000	1,000,000	—	—	—
Pro rata Bonus(3)	660,000	—	660,000	—	—
Equity Awards(4)(5)(6)	3,562,085	2,041,598	3,562,085	—	—
Welfare Benefits	53,399	39,836	—	—	—
Outplacement	10,000	10,000	—	—	—
Total Benefits Payable upon Termination(7)	6,285,484	3,091,434	4,222,085	—	—

63	2024 Proxy Statement

Executive Compensation

Named Executive	Termination Upon Change in Control(1) ($)	Involuntary Termination Without Cause(2) ($)	Death or Disability ($)	Retirement ($)	Voluntary Resignation or Termination for Cause ($)

Ricardo J. Nuñez
Cash Severance	1,700,000	850,000	—	—	—
Pro rata Bonus(3)	132,904	—	132,904	—	—
Equity Awards(4)(5)	1,605,642	133,315	1,605,642	—	—
Welfare Benefits	53,782	40,079	—	—	—
Outplacement	10,000	10,000	—	—	—
Total Benefits Payable upon Termination(7)	3,502,328	1,033,394	1,738,546	—	—

Named Executive	Termination Upon Change in Control(1) ($)	Involuntary Termination Without Cause(2) ($)	Death or Disability ($)	Retirement ($)	Voluntary Resignation or Termination for Cause ($)

LaShawne Meriwether
Cash Severance	2,565,000	1,282,500	—	—	—
Pro rata Bonus(3)	230,873	—	230,873	—	—
Equity Awards(4)(5)	822,605	114,084	822,605	—	—
Welfare Benefits	80,595	40,053	—	—	—
Outplacement	10,000	10,000	—	—	—
Total Benefits Payable upon Termination(7)	3,709,073	1,446,637	1,053,478	—	—
(1)
This column shows payments based on occurrence of a “double trigger” event (a qualifying change in control and a qualifying termination), together with vesting of applicable equity awards in the change in control.
(2)
This column shows the amount the named executive would receive upon a termination by Atleos without cause. Under this circumstance, the NEO's separation benefits is one times (1x) salary plus the target bonus in the prior year, except that Mr. Oliver and Ms. Meriwether receives one and one-half times (1.5x) salary plus target bonus pursuant to his employment agreement and to her offer letter with Atleos.
(3)
This row shows payments under the 2023 AIP in the event of a termination upon change in control, and upon a termination due to death or disability. Because the applicable termination or change in control is assumed to occur on December 31, 2023, the full value of the named executive’s 2023 AIP bonus is shown in the table.
(4)
Equity valuations reflect the closing price of Atleos common stock on December 29, 2023 of $24.29 and the closing price of Voyix common stock on the same date of $16.91 for Messrs. Oliver and Mackinnon, both of whom received Atleos and Voyix stock under the equity conversion arrangement in connection with the Separation.
(5)
The payments in this row include only the value of unvested RSUs for which settlement would accelerate in connection with the applicable termination scenario.

64	2024 Proxy Statement

Executive Compensation

(6)
A portion of the payments in this row reflect accelerated vesting of any applicable PBRSU awards, based on actual performance. For the 2021 and the 2022 PBRSUs, actual performance is shown at 134.1% and 108.8%. For the 2022 PBTSRs, performance is assumed to be 100%. For the Transaction Awards held by Messrs. Oliver, Campbell and Mackinnon, actual performance of 100% is shown. For the Share Value Awards, held by these same named executives, the performance is assumed to be 100%.
(7)
As determined by the CHRC and under the terms of the Atleos' Change in Control Severance Plan (as described in this CD&A), NEOs will receive Tier II benefits unless they have an employment agreement or employment offer letter that states otherwise. Mr. Oliver and Ms. Meriwether, pursuant to his employment agreement and to her offer letter, respectively, are entitled to receive Tier I benefits entitling each of them to severance equal to 300% of annual salary and target bonus, and certain welfare benefits for three years.

Current Employment Arrangements with Our Named Executive Officers

Mr. Oliver: On September 25, 2023, Mr. Oliver entered into an employment agreement with Cardtronics USA, Inc., the operating entity and employing subsidiary of Atleos, that states his compensation including, a base salary of $800,000, annual performance bonus target of 150% of his base salary and an annual equity opportunity with a minimum grant date value equal to $5.5 million. Mr. Oliver is subject to a non-compete and non-solicit and other restrictive covenants generally for a 12-month post-termination restricted period. The agreement also provides for Mr. Oliver’s participation: (i) in our Executive Severance Plan, except that he is also entitled to a separation benefit of one times (1.0x) salary plus target bonus in the event of “good reason” and (ii) our Change in Control Severance Plan. In addition, in the event that payments and benefits would be “parachute payments” (within the meaning of Section 280G of the Internal Revenue Code), these payments and benefits will be provided to Mr. Oliver in full or reduced so that no payments and benefits are subject to an excise tax under Section 4999 of the Internal Revenue Code, whichever result in the greatest amount of benefits on a net after-tax basis.

Prior to the Separation, NCR Corp had an employment agreement with Mr. Oliver that governed the terms and conditions of his employment. The following provisions from Mr. Oliver’s employment agreement with NCR Corp was incorporated in his employment agreement with Atleos and continues to apply:

•
If Mr. Oliver is terminated by Atleos without “cause” (as defined below) or for "good reason" (as defined in our Change in Control Severance Plan) within the two year period following the Separation, he is entitled to receive separation benefits under our Change in Control Severance Plan equal to three times (3.0x) base salary and target bonus at a “Tier I” benefit level. Upon the conclusion of the two year period following the Separation, Mr. Oliver is eligible for a Tier II benefit under our Change in Control Severance Plan.
•
With respect to equity awards granted by NCR Corp before the Separation, upon a termination of Mr. Oliver’s employment for any reason other than for “cause” (as defined in our Change in Control Severance Plan), then, subject to his continued compliance with the terms of the applicable equity award agreement (including the restrictive covenants), such equity awards will continue to vest pursuant to the terms of the applicable award agreement as if he had remained actively employed (and, for any performance-based equity awards, subject to the achievement of the performance goals for the applicable performance period), and any vested stock options held by Mr. Oliver will remain outstanding and exercisable in accordance with their terms through the original expiration date set forth in the applicable award agreement.

65	2024 Proxy Statement

Executive Compensation

Mr. Mackinnon: Mr. Mackinnon’s September 1, 2021 offer letter with NCR Corp prior to the Separation describes his eligibility for a bonus of not less than 100% of his base salary (and with a maximum of two times (2.0x) his target bonus), Executive Severance Plan participation with a separation benefit of one times (1.0x) salary plus target bonus, and Change in Control Severance Plan participation with a Tier III separation benefit of one times (1.0x) salary plus target bonus (although his Tier II separation benefit of two times (2.0x) salary plus target bonus was approved by our CHRC in March 2024). Mr. Mackinnon was granted a sign-on award of PBRSUs that vests on September 9, 2024; however, if his employment is terminated by Atleos other than for “cause” or if he resigns for “good reason,” Mr. Mackinnon’s unvested awards will continue to vest in accordance with the normal vesting schedule, based on actual performance. Mr. Mackinnon is subject to non-compete, non-solicit and other restrictive covenants generally for a 12-month post-termination period. Generally, Mr. Mackinnon is eligible for Atleos plans adopted after the Separation in connection with his appointment as Chief Operating Officer of Atleos on October 16, 2023.

On October 24, 2022, Mr. Mackinnon entered into a retention agreement with NCR Corp that provided for a cash bonus of $500,000, payable if Mr. Mackinnon remained employed through December 31, 2023.

Mr. Nuñez: Mr. Nuñez’s employment offer letter dated July 14, 2023 with NCR Corp describes an annual performance bonus target of 70% of his base salary and an annual equity opportunity equal to $1 million. The offer letter provided for both a one-time sign-on equity award of time-based RSUs with a grant date fair market value of $1,500,000 and a sign-on cash bonus in the amount of $250,000 payable in February 2024, subject to repayment if he resigns within 12 months after receiving payment. The offer letter also provided his Executive Severance Plan participation with a separation benefit of one times (1.0x) salary plus target bonus, and his Change in Control Severance Plan participation with a Tier II separation benefit of two times (2.0x) salary plus target bonus.

On a termination by Atleos without “cause” or by Mr. Nuñez for “good reason,” he is entitled to one times (1.0x) base salary and target bonus (or payments under our Executive Severance Plan or Change in Control Severance Plan, if the severance under the plan is greater) and accelerated vesting of his sign-on equity award. Mr. Nuñez is subject to a non-compete, non-solicitation and other restrictive covenants generally for a 12-month post-termination period.

Ms. Meriwether: Ms. Meriwether’s employment offer letter dated June 20, 2023 with NCR Corp describes an annual performance bonus target of 80% of her base salary and an annual equity opportunity equal to $750,000. The offer letter provided for both a one-time sign-on equity award of time-based RSUs with a grant date fair market value of $750,000 and a sign-on cash bonus in the amount of $100,000, subject to repayment if she resigns within 24 months after her first date of employment. The offer letter provided her Executive Severance Plan participation with a separation benefit of one and one-half times (1.5x) salary plus target bonus, and her Change in Control Severance Plan participation with a Tier I separation benefit of three times (3.0x) salary plus target bonus.

66	2024 Proxy Statement

Executive Compensation

On a termination by Atleos without “cause” or by Ms. Meriwether for “good reason,” she is entitled to one and one-half times (1.5x) base salary and target bonus (or payments under our Executive Severance Plan or Change in Control Severance Plan, if the severance under the plan is greater) and accelerated vesting of her sign-on equity award. Ms. Meriwether is subject to a non-compete, non-solicitation and other restrictive covenants generally for a 12-month post-termination period.

For purposes of Mr. Oliver’s employment agreement and the other NEOs’ offer letters, “Cause” generally means conviction for committing a felony, willful and continued failure to perform substantially the named executive’s duties, willful engaging in illegal conduct or gross misconduct, or material violation of the Code of Conduct. For purposes of Mr. Oliver’s employment agreement and the other named executives’ offer letters, “good reason” generally means, subject to certain notice and cure rights, certain adverse changes in position authority, duties, responsibilities (with respect to Messrs. Oliver and Mackinnon), in title or position (with respect to Mr. Nuñez) or in title (with respect to Ms. Meriwether), certain reductions base salary or target bonus or equity grants (with respect to Mr. Oliver), certain office relocations or a material breach of the agreement or any equity award agreement.

Severance Benefits – Change in Control (CIC) Severance and Executive Severance (Non-CIC)

Change in Control (CIC) Severance Benefits

Atleos maintains a Change in Control Severance Plan for its senior executive team, including the named executives. Under this plan, Atleos would pay only “double-trigger” separation benefits, that is, benefits would pay out only if both a change in control occurs and employment ends due to a qualifying termination.

Amounts payable are based on executive “Tier” level, and payment is conditioned on the executive signing a restrictive covenant and release agreement with confidentiality and 18-month non-competition and non-solicitation provisions. Under the Change in Control Severance Plan, if Atleos terminates the employment of an eligible named executive for reasons other than “cause,” death or disability, or if the executive resigns for “good reason” within two years after a Change in Control (or within six months before a Change in Control, if the executive can show that the termination occurred in connection with a Change in Control), then Atleos or its successor must provide these benefits:

•
A lump sum payment equal to 300% of annual salary and target bonus under the annual bonus plan for Tier I executives, 200% of annual salary and target bonus under the annual bonus plan for Tier II executives and 100% of annual salary and target bonus under the annual bonus plan for Tier III executives;
•
A lump sum payment equal to a pro rata portion of the current year target bonus under the annual bonus plan (prorated based on days of service in the performance period);
•
Three years of medical, dental and life insurance benefits for the executive and dependents at the level in effect at termination for Tier I executives, and two years of these benefits for Tier II executives and one year of these benefits for Tier III executives; and
•
One year of outplacement assistance.

67	2024 Proxy Statement

Executive Compensation

There are no tax gross-ups under the Change in Control Severance Plan for any named executives. However, the Change in Control Severance Plan also contains a “better of” cutback, such that the executive may retain the greater, on an after-tax basis, of the amount resulting from (i) payment of the full amount of payments and benefits (taking into account the 20% excise tax imposed under Section 4999 of the Internal Revenue Code) and (ii) application of a cutback to the amount that would not trigger Section 280G of the Internal Revenue Code.

“Cause” generally means the willful and continued failure to perform assigned duties or the willful engaging in illegal or gross misconduct that materially injures Atleos.

“Good reason” generally means: (i) reduction in duties or authorities, responsibilities or position; (ii) reduction in salary; (iii) failure to pay incentive compensation when due; (iv) reduction in target or maximum incentive opportunities; (v) failure to continue substantially equivalent equity award or other employee benefit programs; (vi) relocation of an executive’s office over forty miles; or (vii) successor’s failure to assume the Change in Control Severance Plan.

“Change in Control” generally means any of the following: (i) third party acquisition of 30% or more of Atleos’ stock; (ii) a change in Atleos’ Board members such that the current incumbents and approved successors no longer make up a majority; (iii) a reorganization, merger, consolidation or sale or other disposition of substantially all of our assets in which any of the following is true - the stockholders of Atleos immediately before the change in control do not hold at least 50% of the combined enterprise, there is a 30%-or-more stockholder of the combined enterprise (other than as a result of conversion of the stockholder’s pre-combination interest in Atleos), or Atleos’ Board members (immediately before the combination) do not make up a majority of the board of the combined enterprise; or (iv) stockholder approval of a complete liquidation.

Executive Severance Benefits (Non-CIC)

Atleos provides its key executives, including the named executives, reasonable severance benefits to ensure that Atleos remains competitive with other employers, and to help Atleos attract and retain top talent. Atleos’ Executive Severance Plan, which as discussed in the CD&A was amended in March 2024, provides certain severance benefits in the event employment ends in a qualifying termination not connected to a change in control. Under this plan, if a named executive’s employment is terminated by Atleos without “cause” (other than as a result of death or “disability” as defined in the Executive Severance Plan) or by the executive for "good reason," Atleos provides the executive a lump sum payment equal to one times (1.0x) salary plus target bonus under the annual bonus plan as well as prorated bonus for the year of separation. Also, the named executives will receive up to 18 months of “COBRA” medical, dental and vision coverage, 12 months of life insurance coverage and outplacement services under Atleos’ outplacement program in effect on the termination date.

“Cause” generally means conviction for committing a felony, dishonesty in the course of fulfilling the employment duties, failure to perform substantially the employment duties in any material respect, or a material violation of the Company’s Code of Conduct.

“Good Reason,” under the amended Executive Severance Plan, generally means (i) a material diminution in annual total cash compensation or authority, duties, or responsibilities, (ii) material change in the geographic location, or (iii) material breach of the Plan by Atleos; provided the executive provides Atleos written notice within sixty days of the

68	2024 Proxy Statement

Executive Compensation

circumstance, the executive cooperates with Atleos to cure the circumstance within thirty days of the notice, Atleos fails to cure the circumstance, and the executive terminates employment within sixty days after the end of the cure period.

Payments are conditioned on the executive signing a restrictive covenant and release agreement with confidentiality and non-competition with a 12-month restricted period and non-solicitation covenants with a 24-month restricted period.

According to the Executive Severance Plan, severance would not be paid under the Executive Severance Plan to named executives who voluntarily resign from employment or service with Atleos other than for good reason and no additional amounts would be paid under the Executive Severance Plan unless required to obtain additional covenants, transition services, or similar additional consideration determined to be proportionate and necessary and appropriate to protect the interests of Atleos and its stockholders. In addition, no benefits would be paid under the Executive Severance Plan generally if (i) benefits are payable under the Change in Control Severance Plan for the same termination of employment, (ii) the executive declines reassignment to a comparable employment position or (iii) employment is terminated due to outsourcing or a corporate transaction and the executive is offered a position with comparable base salary or wages.

Restrictive Covenants

Under the NEO compensation arrangements, change-in-control and non change-in control severance plan provisions along with the equity award agreements, NEOs are subject to the following restrictive covenants: employee and customer non-solicitation, confidentiality and non-disparagement and non-competition.

69	2024 Proxy Statement

Treatment of Equity – Termination Not Connected with a Change In Control

Under our Stock Plan, the treatment of outstanding equity awards when employment ends in a termination not connected with a change in control of the Company differs based on the form of equity award, the grant agreement in use at a given time and the reason for the termination, as summarized below. Under negotiated new hire employment agreements, certain named executives have varied terms for sign-on or other specific equity awards, as described in the Agreements with Our Named Executives section.

Performance-Based RSUs (PBRSUs). Unless determined otherwise by the NCR Corp CHRC when granted, the Voyix CHRC for grants pre-Separation or our CHRC post-Separation, unvested PBRSUs vest pro rata at a specified date (depending upon year of grant) if employment ends because of death, disability, retirement or Company termination without cause. For this purpose, “retirement” means termination of Company service after reaching age 62 with 10 years of continuous service and "cause" means (i) “cause” as defined in any individual agreement to which the applicable executive is a party, or (ii) if there is no such individual agreement or if it does not define cause: (A) conviction of the executive for committing a felony under Federal law, the law of the state in which such action occurred or any comparable provision of foreign law, (B) dishonesty in the course of fulfilling the executive’s employment duties, (C) failure on the part of the executive to perform substantially such executive’s employment duties in any material respect, (D) a material violation of the Company’s ethics and compliance program, or (E) before a change in control, such other events as shall be determined by the Voyix CHRC. The pro rata portion is determined based on the length of service during the applicable vesting period and in certain cases on our achievement of performance objectives. An exception applies for (i) PBRSU awards granted in 2019, 2020, and 2021 which will become 100% vested upon death or disability, and (ii) PBRSU awards granted in 2020 and 2021 which, upon approval by the CHRC in its sole discretion (or by the CEO, for awards to named executives), will continue to vest on their original vesting dates following a termination due to “Mutually Agreed Retirement” (defined to mean at least age 62 with two years of continuous Company service) subject to continued compliance with the restrictive covenants and other terms of the applicable award agreement. All unvested PBRSUs are forfeited if a named executive resigns or is terminated for cause.

70	2024 Proxy Statement

Treatment of Equity – Termination Not Connected with a Change In Control

Performance Share RSUs and rTSR RSUs. Unless determined otherwise by the NCR Corp CHRC when granted, the Voyix CHRC for grants pre-Separation or our CHRC post-Separation, unvested performance share RSUs and rTSR RSUs generally vest pro rata and become exercisable if employment ends because of “retirement” or Company termination without “cause.” For this purpose, “retirement” and “cause” have the meanings noted above for PBRSUs. The pro rata portion is determined based on the length of service during the applicable vesting period. In the event of death or disability, unvested performance share RSUs and rTSR RSUs become 100% vested. Further, upon approval by the CHRC in its sole discretion, unvested performance share RSUs and rTSR RSUs will continue to vest on their original vesting dates following a termination due to Mutually Agreed Retirement (as defined above for PBRSUs) subject to continued compliance with the restrictive covenants and other terms of the applicable award agreement. All unvested performance share RSUs and rTSR RSUs are forfeited if a named executive resigns or is terminated for cause.

Time-Based RSUs. Unvested time-based RSUs held by our named executives generally vest pro rata if employment ends because of death, disability, “retirement” or Company termination without “cause.” For this purpose, “retirement” and “cause” have the meanings noted above for PBRSUs. The pro rata portion is determined based on the length of service during the applicable vesting period. All unvested time-based RSUs are immediately forfeited if a named executive resigns or is terminated for cause.

Stock Options. Unvested options generally vest pro rata and become exercisable if employment ends because of death, disability, “retirement” or Company termination without “cause.” For this purpose, “retirement” and “cause” have the meanings noted above for PBRSUs. The pro rata portion is determined based on the length of service during the applicable vesting period. Vested options may be exercised until the earlier of the first anniversary of the termination event, or the expiration date. All unvested options are forfeited if a named executive resigns or is terminated for cause.

All Equity Awards. In addition, all unvested equity awards are generally forfeited and deemed canceled, and the fair market value of previously vested awards is subject to a repayment obligation, if during employment or the year after employment a named executive competes with the Company, induces or attempts to induce any of our employees to resign or solicits business from customers all as set forth more specifically in applicable equity award agreements. Equity awards are also generally forfeited if a named executive fails to keep the terms of the award agreement confidential, or engages, as determined by our CHRC, in misconduct in connection with employment.

71	2024 Proxy Statement

Equity Compensation Plan Information Table

This Table shows information, as of December 31, 2023, regarding shares of Atleos common stock authorized for issuance under the Atleos Corporation 2023 Stock Incentive Plan.

Equity Compensation Plan Information - 2023

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities shown in column a)
Equity compensation plans approved by stockholders	(a)	(b)	(c)
2023 Stock Incentive Plan	—	—	6,000,000
Total	—	—	6,000,000

72	2024 Proxy Statement

Pay vs. Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information regarding executive pay and performance.

At Atleos, we and the CHRC are committed to ensuring alignment between Company performance and executive compensation to encourage and reward management for creating stockholder value. This Pay vs. Performance disclosure provides an additional perspective on our alignment with pay and performance. This perspective includes Compensation Actually Paid (“CAP”) to our named executives, which covers the annual change in management’s total, company-derived wealth. This provides a distinct view from total compensation for our named executives as set forth in the “Summary Compensation Table, which captures the annual economic cost of compensation to the Company. We believe CAP is a valuable additional comparator to performance since it includes the effect of performance on executive compensation over time and the degree to which pay is aligned with performance.

Pay vs. Performance Table

The table below shows compensation actually paid (as defined by the SEC in Item 402(v) of Regulation S-K) for our named executives and our financial performance for the year shown in the table. For purposes of this table, our CEO is also referred to as our principal executive officer or “PEO” and our other Named Executive Officers are referred to as our “Non-PEO NEOs”:

Pay vs. Performance Table

					Value of Initial Fixed $100
Year	Summary Compensation Table Total for PEO(1&2)	Compensation Actually Paid to PEO(1&3)	Average Summary Compensation Table Total for Non- PEO NEOs(1&2)	Average Compensation Actually Paid to Non-PEO NEOs(1&3)	Total Stockholder Return(4)	Peer Group Total Stockholder Return(5)	Net Income (millions)(6)	Adjusted EBITDA(7)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	$8,986,515	$10,775,983	$1,523,039	$1,688,906	$116	$112	$(128)	$732

(1)
NEOs included in these columns reflect the following individuals:

Year	PEO	Non-PEO NEOs

2023	Timothy C. Oliver	Paul J. Campbell, Stuart Mackinnon, Ricardo J. Nuñez and LaShawne Meriwether

(2)
Amounts reflect Summary Compensation Table Total Pay for our NEOs for 2023.

73	2024 Proxy Statement

Pay vs. Performance

(3)
Compensation Actually Paid (CAP) has been calculated based on the requirements and methodology set forth in the applicable SEC rules (Item 402(v) of Regulation S-K). The CAP calculation includes the end-of-year value of awards granted within the fiscal year, the change in fair value from the Separation of vested awards and the change in the fair value of unvested awards granted in prior years, regardless of if, when, or at which intrinsic value they will actually vest. To calculate CAP the following amounts were deducted from and added to the total compensation number shown in the Summary Compensation Table:

	PEO	Non PEO NEO Average
	2023	2023
	($)	($)

Summary Compensation Table Total	8,986,515	1,523,039
(Minus): Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year	(6,716,702)	(603,897)
Minus: Change in Pension Value and Nonqualified Deferred Compensation Earnings	—	(718)
Plus: Pension Service Cost and Associated Prior Service Cost	—	—
Plus: Fair Value at Fiscal Year-End of Outstanding and Unvested Option and Stock Awards Granted in Fiscal Year	7,764,809	607,062
Plus/(Minus): Change in Fair Value of Outstanding and Unvested Option and Stock Awards Granted in Prior Fiscal Years	667,272	46,246
Plus: Fair Value at Vesting of Option and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—
Plus/(Minus): Change in Fair Value as of Vesting Date of Option and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	74,089	117,174
(Minus): Fair Value as of the Spin-off date of Option and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	—
Plus: Value of Dividends or Other Earnings Paid on Option and Stock Awards Not Otherwise Reflected in Total Compensation	—	—
Compensation Actually Paid	10,775,983	1,688,906

The assumptions used in calculating the fair value of the equity awards did not differ in any material respect from the assumptions used to calculate the grant date fair value of the awards as reported in the Summary Compensation Table.

(4)
Total Stockholder Return (TSR) represents the cumulative return on a fixed investment of $100 in the Company’s common stock, for the period beginning on the date of the Separation on October 16, 2023, through the end of 2023, assuming reinvestment of dividends.
(5)
Peer Group Total Stockholder Return represents the cumulative return on a fixed investment of $100 in the S&P 500 Information Technology Index for the period beginning on the date of the Separation on October 16, 2023, through the end of 2023, assuming reinvestment of dividends.
(6)
The dollar amounts reported represent the net income reflected in the Company’s audited financial statements for 2023.
(7)
While we use numerous financial and non-financial performance measures to evaluate performance under our compensation programs, Adjusted EBITDA is the financial performance measure that, in Atleos’ assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used to link compensation actually paid to named executives, for 2023, to Company performance. Please see "Glossary of Key Terms Used in Our CD&A and Executive Compensation Tables" for a definition of "Adjusted EBITDA" that shows how its calculated from its most directly comparable GAAP metric, net income/loss.

74	2024 Proxy Statement

Pay vs. Performance

Relationship Between Compensation Actually Paid (CAP) and Performance Measures

The following chart illustrates the relationship between CAP for our PEO and the average CAP for our Non-PEO NEOs against the Company’s TSR, as well as the relationship between our TSR and the TSR of our peer group:

Relationship Between CAP vs. Net Income

The following chart illustrates the relationship between CAP for our PEO and the average CAP for our Non-PEO NEOs against the Company’s net income:

75	2024 Proxy Statement

Pay vs. Performance

Relationship Between CAP vs. Adjusted EBITDA

The following chart illustrates the relationship between CAP for our PEO and the average CAP for our Non-PEO NEOs against the Company’s Adjusted EBITDA:

Most Important Company Performance Measures for Determining Executive Compensation

Following is an unranked list of the financial performance measures we consider most important in linking company performance and compensation actually paid to our Named Executive Officers in 2023. Further information on our performance measures is described in our CD&A above:

•
Adjusted EBITDA
•
Recurring Revenue
•
rTSR

76	2024 Proxy Statement

CEO Pay Ratio Disclosure

Rules adopted under the Dodd-Frank Wall Street Reform and Consumer Protection Act require us to disclose the ratio of our CEO’s annual total compensation to the annual total compensation of the “median compensated” employee of all our employees other than the CEO (the “Median Compensated Employee”). Mr. Oliver’s 2023 annual total compensation was $8,986,515. The 2023 annual total compensation of the Median Compensated Employee was $46,777. The ratio of these amounts was 192:1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll records and the methodology described below. Because SEC rules for identifying the Median Compensated Employee and calculating the pay ratio based on his or her annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

To identify this Median Compensated Employee for 2023, we used Target Total Cash, which includes salary or base wages, target cash bonus incentives and other cash-based incentive allowances, such as housing, automobile, meal and other types of allowances, as reported in our payroll data, to determine our Median Compensated Employee as of December 31, 2023. For hourly employees, we calculated base wages based on a reasonable estimate of hours worked during 2023 and the relevant employee’s hourly wage rate as in effect on December 31, 2023. For salaried employees, we calculated salary using the relevant employee’s annual salary level as in effect on December 31, 2023. We annualized Target Total Cash for all permanent employees who did not work for all of 2023.

As of December 31, 2023, Atleos employed approximately 3,690 US employees and 16,492 non-US employees. In determining the Median Compensated Employee, we prepared a listing of approximately 3,689 of our US-based employees and approximately 15,483 of our non-US based employees who were employed as of December 31, 2023. This listing excluded our CEO and approximately 37 employees from Czechia, 23 employees from The Dominican Republic, 10 employees from Fiji, 48 employees from Ghana, 66 employees from Hungary, 44 employees from Indonesia, 24 employees from Jordan, 32 employees from Kenya, 13 employees from Lebanon, 119 employees from Nigeria, 183 employees from Pakistan, 403 employees from Philippines, 7 employees from Zimbabwe. The excluded non-US employees, in the aggregate, represent less than 5% of our total employee population. We identified the Median Compensated Employee from the list, who was an employee from the United States, and determined this individual’s compensation in accordance with the requirements of SEC Regulation S-K, Item 402(c)(2)(x).

77	2024 Proxy Statement

Related Person Transactions

Under its charter, the Governance Committee is responsible for the review of all related person transactions. In 2023, the Board formalized in writing a Related Person Transaction Policy that provides that each related person transaction must be considered for approval (i) by the Governance Committee, or (ii) by all of the disinterested members of the Board, if the Governance Committee so determines.

The policy, as amended, requires each director and executive officer of the Company to report to the Company’s General Counsel any transaction that could constitute a related person transaction prior to undertaking the transaction. The General Counsel must advise the Chair of the Governance Committee of any related person transaction of which the General Counsel becomes aware, whether as a result of reporting or otherwise. The Governance Committee then considers each such related person transaction, unless the Governance Committee determines that the approval of such transaction should be considered by all of the disinterested members of the Board, in which case such disinterested members of the Board will consider the transaction.

If the Company enters into a transaction that it subsequently determines is a related person transaction or a transaction that was not a related person transaction at the time it was entered into but thereafter became a related person transaction, then, in either case, the related person transaction shall be promptly presented to the Governance Committee or the disinterested members of the Board, as applicable, for approval. If such related person transaction is not approved, then the Company shall take all reasonable actions to attempt to terminate the Company’s participation in that transaction.

Under the policy, a related person transaction generally means any transaction involving or potentially involving an amount in excess of $120,000 in which the Company or any of its subsidiaries is a participant and in which any of its directors or director nominees, executive officers or 5% stockholders, or any immediate family members of any of the foregoing, or any entity controlled by any of the foregoing or in which any of the foregoing has a 10% or greater ownership interest, has or will have a direct or indirect material interest.

In considering whether to approve a related person transaction or relationship, the Governance Committee or the disinterested members of the Board, as applicable, considers all relevant factors, including:

•
the size of the transaction and the amount payable to a related person or any other benefit received by a related person;
•
the nature of the interest of the related person in the transaction;
•
whether the transaction may involve a conflict of interest; and
•
whether the transaction involves the provision of goods or services to the Company that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties.

Transactions and relationships that are required to be disclosed under applicable securities laws and regulations are disclosed in the Company’s proxy statement.

78	2024 Proxy Statement

Agreements with NCR Voyix Corporation

Following the completion of the Separation, Voyix and Atleos are independent companies. Voyix does not own any shares of our common stock, and the relationship between Voyix and Atleos is governed by, among others, a separation and distribution agreement, a transition services agreement, a tax matters agreement, certain intellectual property agreements, an employee matters agreement and several commercial agreements. These agreements provide for the allocation between Atleos and Voyix of Voyix and Atleos' assets, employees, liabilities and obligations (including employee benefits and tax-related assets and liabilities) attributable to periods prior to, at and after Atleos' Separation from Voyix, and in the case of commercial agreements, govern the relationship between the parties for certain commercial services.

The agreements described below are filed as exhibits to Atleos' Annual Report on Form 10-K for the year ended December 31, 2023, and the summaries below set forth the current terms of the agreements that the Company believes are material. These summaries are qualified in their entireties by reference to the full text of the applicable agreements, which are incorporated by reference into this proxy statement.

The Distribution

Immediately prior to the consummation of the Separation, Atleos was a wholly-owned subsidiary of Voyix. Effective as of 5:00 p.m. local New York City time on October 16, 2023 (the “Distribution Date”), Voyix completed the Separation through a pro rata distribution to holders of record of Voyix’s common stock, par value $0.01 per share (“Voyix Common Stock”), as of 5:00 p.m. local New York City time on October 2, 2023, of one share of the Company’s common stock, par value $0.01 per share (“Company Common Stock”), for every two shares of Voyix Common Stock held by such Voyix common stockholders as of 5:00 p.m. local New York City time on October 2, 2023 (the “Distribution”). Atleos is now an independent public company and Atleos Common Stock commenced trading “regular way” under the symbol “NATL” on the New York Stock Exchange (the “NYSE”) on October 17, 2023, which was the next trading day following the Distribution Date. Prior to the Distribution, Voyix changed its name from “NCR Corporation” to “NCR Voyix Corporation,” and Voyix Common Stock ceased trading under the ticker symbol “NCR” and commenced trading under its new symbol “VYX” on the NYSE on October 17, 2023, which was the next trading day following the Distribution Date. Voyix did not issue fractional shares of Atleos Common Stock in connection with the Distribution. Following the Separation, Voyix does not beneficially own any shares of Atleos Common Stock and will no longer consolidate Atleos within Voyix’s financial results.

The Separation and Distribution Agreement

The Separation and Distribution Agreement sets forth Atleos' agreement with NCR Corp regarding the principal transactions that were necessary to separate the Company from NCR Corp. It also sets forth other agreements that govern certain aspects of the Company's relationship with Voyix after the completion of the Distribution. The parties entered into the Separation and Distribution Agreement immediately before the Distribution.

79	2024 Proxy Statement

Material Agreements with NCR

Transfer of Assets and Assumption of Liabilities. The Separation and Distribution Agreement identified assets transferred, liabilities assumed and contracts assigned to each of Atleos and Voyix as part of the reorganization of NCR Corp. In particular, the Separation and Distribution Agreement provides that, subject to the terms and conditions contained in the Separation and Distribution Agreement:

•
All assets constituting “Company Assets” were retained by or transferred to Atleos or one of Atleos' subsidiaries. Company Assets consist of, among other things, assets primarily related to the Company business, all rights, claims, causes of action and credits to the extent related to any assets or liabilities allocated to Atleos, certain owned and leased real properties designated as Company Assets and certain subsidiaries of Voyix. All other assets of Voyix that are not Company Assets were retained by or transferred to Voyix. These retained assets include, among others, certain owned and leased real property, certain equity interests in certain investments and all rights, claims, causes of action and credits to the extent relating to any assets or liabilities allocated to Voyix. Atleos was entitled to retain a maximum of $436.3 million of cash and cash equivalents at the time of the Distribution (subject to an obligation pursuant to the Employee Matters Agreement to make a $136.3 million contribution to the U.S. pension plan following the Distribution, which was made), and was required to repay any amounts it retains in excess thereof to Voyix following the Distribution. In the event that Atleos' cash and cash equivalents balance was less than $386.3 million (the “Cash Floor”) at the time of the Distribution, Voyix was obligated to make a cash payment to Atleos equal to the difference between Atleos' cash and cash equivalents balance at the time of the Distribution and the Cash Floor. In addition, in the event that Voyix’s cash and cash equivalents balance was greater than $250 million at the time of the Distribution (less any amounts paid by Voyix pursuant to the preceding sentence), Voyix was required to make a payment to Atleos for fifty percent (50%) of every dollar above such threshold, up to a maximum of $25 million; provided, that, at no time would Voyix make additional payments to the Company which will result in it receiving more than $411.3 million in the aggregate between the amounts it holds at the time of the Distribution and amounts paid to it by Voyix pursuant to this obligation. At the time of Distribution, Voyix paid Atleos approximately $35 million pursuant to the Separation and Distribution Agreement.
•
Voyix transferred or will transfer to Atleos, and Atleos assumed or will assume, certain liabilities, whether accrued or contingent, and whether arising prior to, at or after the Distribution, including, among others, all liabilities to the extent relating to Atleos business and/or the Company Assets, 50% of certain shared environmental liabilities arising from conduct prior to the Distribution if Voyix’s annual costs with respect thereto exceed $15 million, 50% of all liabilities of a divested or discontinued business that was divested or discontinued prior to the Distribution and liabilities relating to, arising out of or resulting from any registration statement or similar disclosure document related to the separation (including the Registration Statement on Form 10 and the Information Statement (each, as defined below)). Voyix will retain all other liabilities, including, among others, 50% of all liabilities of a divested or discontinued business that was divested or discontinued prior to the Distribution, the first $15 million of annual costs incurred in connection with certain shared environmental liabilities arising from conduct prior to the Distribution and 50% of any such costs thereafter, and all indemnification obligations to current and former Voyix directors and officers.

80	2024 Proxy Statement

Material Agreements with NCR

•
Except as otherwise provided in the Separation and Distribution Agreement, in any ancillary agreement, or otherwise agreed between Atleos and Voyix, Voyix will be responsible for all costs and expenses incurred on or prior to the Distribution by Voyix or Atleos in connection with the Separation (including, without limitation, costs and expenses relating to legal counsel, financial advisors, and accounting advisory work related to the separation) and that remain unpaid as of the Distribution, other than costs arising in connection with the financing transactions for Atleos indebtedness.

The allocation of liabilities with respect to taxes, except for payroll taxes and reporting and other tax matters expressly covered by the employee matters agreement, is solely covered by the tax matters agreement.

Except as may expressly be set forth in the Separation and Distribution Agreement or any ancillary agreement, all assets were and will be transferred on an “as is,” “where is” basis and the respective transferees will bear the economic and legal risks that any conveyance will prove to be insufficient to vest in the transferee good title, free and clear of any security interest, that any necessary consents or governmental approvals are not obtained, and that any requirements of laws or judgments are not complied with.

Releases and Indemnifications. Except as otherwise provided in the Separation and Distribution Agreement or any ancillary agreement, each party released and forever discharged the other party and its subsidiaries and affiliates from all liabilities existing or arising from or relating to any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed on or before the Distribution, whether or not known as of the Distribution, including in connection with the transactions and all other activities to implement the separation or the Distribution. The releases were not extend to obligations or liabilities under any agreement between the parties that is not to terminate as of the Distribution. In addition, the Separation and Distribution Agreement provides for cross-indemnities that, except as otherwise provided in the Separation and Distribution Agreement, are principally designed to place financial responsibility for the obligations and liabilities of Atleos' business with Atleos and financial responsibility for the obligations and liabilities of Voyix’s business with Voyix. Specifically, each party will, and will cause its subsidiaries and affiliates to, indemnify, defend, and hold harmless the other party, its affiliates and subsidiaries and each of its officers, directors, employees, and agents for any losses arising out of or otherwise in connection with:

•
the liabilities each such party assumed or retained pursuant to the Separation and Distribution agreement;
•
the failure of a party to pay, perform or otherwise promptly discharge any liability assumed or retained pursuant to the Separation and Distribution agreement in accordance with their respective terms; and
•
any breach by such party, following the Separation, of the Separation and Distribution Agreement or certain ancillary agreements.

Each party’s aforementioned indemnification obligations will be uncapped; provided that the amount of each party’s indemnification obligations will be subject to reduction by any insurance proceeds (net of premium increases) received by the party being indemnified. The Separation and Distribution Agreement will also specify procedures with respect to claims subject to indemnification and related matters. Indemnification with respect to taxes will be governed solely by the tax matters agreement.

81	2024 Proxy Statement

Material Agreements with NCR

Legal Matters. Except as otherwise set forth in the Separation and Distribution Agreement (or as further described below), each party to the Separation and Distribution Agreement will assume the liability for, and control of, all pending, threatened and future legal matters related to its own business or assumed or retained liabilities and will indemnify the other party for any liability arising out of or resulting from such assumed legal matters. The Separation and Distribution Agreement further describes certain shared environmental liabilities, of which, notwithstanding Atleos' obligations to pay its portion of these shared liabilities, Voyix assumes defense and responsibility for performing all remedial actions, subject to certain specified exceptions.

Non-Compete. The Separation and Distribution Agreement includes certain noncompetition obligations with respect to each of Atleos and Voyix, prohibiting them from engaging in certain future business and activities that relate to the business of the other party. Specifically, and subject to certain exceptions, for a period of three (3) years following the date of the Distribution, each of Voyix and Atleos will not directly or indirectly own, invest in, operate, manage, control, participate or engage in the business as conducted by the other party immediately following the Separation, provided that Atleos shall be prohibited from providing certain installation and maintenance services for a further two (2) year period.

Dispute Resolution. Subject to certain exceptions, if a dispute arises with Voyix arising out of, in connection with, or in relation to the Separation and Distribution Agreement or any ancillary agreement or the transactions contemplated thereby, such other representatives as the parties may designate will negotiate to resolve any disputes for a period of forty-five (45) days, which may be extended by mutual written consent. If the parties do not resolve the dispute and the period is not extended, the chief executive officers of the parties will negotiate for a reasonable period of time, not to extend beyond sixty (60) days from the end of the forty-five (45) day period, unless otherwise agreed to by the parties in writing. If the parties are unable to resolve the dispute in this manner, either party may demand that the dispute be submitted to arbitration administered by JAMS for final determination. The dispute will be exclusively and finally determined by arbitration by, for any dispute asserting claims exceeding $1 million (or equivalent value) or seeking injunctive or other equitable relief, a panel of three arbitrators and all other disputes shall be conducted by a sole arbitrator. In certain cases, an emergency arbitrator appointed pursuant to JAMS’ rules may make decisions, subject to final determination by the appropriate arbitrator.

Other Matters Governed by the Separation and Distribution Agreement. Other matters governed by the Separation and Distribution Agreement include access to information, confidentiality, treatment of shared contracts, transfers to be completed following the distribution and the receipt of any related third-party consents, access to insurance policies and treatment of outstanding guarantees and similar credit support.

Transition Services Agreement

On October 16, 2023, Atleos and Voyix entered into a Transition Services Agreement that governs the services to be provided by the parties for a limited period of time to facilitate their transition to standalone businesses. The charges for such services are generally intended to allow the service provider to recover all of its direct and indirect costs, generally without profit. The services to be provided are principally set forth in one or more schedules attached to the Transition Services Agreement, and include information technology, human resources, payroll, tax and real estate-related services, among others. All services to be provided under the Transition Services Agreement will be provided for a specified period of

82	2024 Proxy Statement

Material Agreements with NCR

time depending on the type and scope of the services to be provided, with the term for such services to be no longer than twenty-four (24) months and will include services being provided by both parties currently that Atleos and Voyix will need to continue receiving following the Separation to operate their respective businesses.

Tax Matters Agreement

On October 16, 2023, Atleos and Voyix entered into a Tax Matters Agreement which, among other things, governs Atleos' and Voyix’s respective rights, responsibilities and obligations after the Separation with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes. The Tax Matters Agreement provides special rules that allocate tax liabilities in the event the Distribution or certain related transactions fail to qualify as transactions that are tax-free for U.S. federal income tax purposes (other than any cash that Voyix stockholders receive in lieu of fractional shares).

Employee Matters Agreement

On October 16, 2023, Atleos and Voyix entered into an Employee Matters Agreement which allocated liabilities and responsibilities between the parties relating to employment matters, employee compensation and benefits plans and programs, and other related matters. The Employee Matters Agreement governs certain compensation and employee benefit obligations with respect to the current and former employees and non-employee directors of each company. The Employee Matters Agreement also governs the equitable adjustments being made in connection with the Separation to equity-based awards granted by Voyix prior to the separation. The Employee Matters Agreement required that Atleos contribute $136.3 million to its U.S. pension plan within sixty (60) days of the Distribution Date and the required contributions were made by Atleos within the required time period.

Patent and Technology Cross-License Agreement

On October 16, 2023, Atleos and Voyix entered into a Patent and Technology Cross-License Agreement, which sets forth the terms and conditions pursuant to which each party and its affiliates are licensed under the patents and have the right to use the technology of the other party and its affiliates.

Trademark License Agreement

On October 16, 2023, Atleos and Voyix entered into a Trademark License and Use Agreement, which sets forth the terms and conditions pursuant to which Atleos and its affiliates are licensed to use certain trademarks of Voyix and its affiliates, including certain Voyix trademarks using the term “NCR,” for specified uses necessary to carry out their business. The license is non-exclusive with respect to certain of the licensed trademarks and exclusive with respect to other licensed trademarks. The license is also non-transferable (except as provided below), sublicensable (as provided below), fully paid-up (without the obligation to pay any royalties), and worldwide. Atleos and its affiliates will have the right to assign their license rights to a successor that acquires all or substantially all of Atleos' and its affiliates’ assets or equity. In the event that Atleos or its affiliates sell or otherwise dispose of certain businesses or product-, service-, or solution-lines, the acquirer thereof shall cease all use of the licensed trademarks within a specified period after the acquisition. Atleos and its affiliates will have the right to sublicense their rights for purposes of supporting their businesses. The license or portions thereof may be terminated by Atleos

83	2024 Proxy Statement

Material Agreements with NCR

or Voyix in the event of: (i) certain material breaches; or (ii) non-use of one or more licensed trademarks for a specified period of time by the other party.

Certain Commercial Agreements

On October 16, 2023, Cardtronics USA, Inc., a Delaware corporation (“Cardtronics”) and subsidiary of Atleos, entered into a Master Services Agreement with Voyix, pursuant to which Voyix or Cardtronics or their subsidiaries will provide services to one another following the Separation. Subject to certain termination rights, the agreement is for a period of three (3) years with successive twelve (12) month auto-renewals, unless one party provides notice of nonrenewal to the other within the appropriate timeframe required by the agreement.

On October 16, 2023, NCR Corporation India Private Limited, an Indian company (“NCR India”) and subsidiary of the Company, entered into a Manufacturing Services Agreement with Voyix, (the “Manufacturing Agreement”), pursuant to which NCR India and certain of its subsidiaries will continue to produce self check outs (“SCOs”) and other specified Voyix products at the Company’s Chennai, India manufacturing site. The Manufacturing Agreement is for a fixed term of five (5) years, after which it will expire. The Manufacturing Agreement may not be terminated except for a party’s uncured material breach or a party’s insolvency.

84	2024 Proxy Statement

Proposal 3 – Say on Frequency

The Board of Directors recommends that you vote 1 YEAR on the frequency of future advisory votes on the compensation of the named executives.

Proposal Details

The Board of Directors is asking you to cast an advisory, non-binding vote on how often we should include a Say on Pay vote in our proxy materials for future annual meetings of stockholders or any special stockholder meeting for which we must evaluate executive compensation information in the proxy statement for that meeting. As required by Section 14A of the Exchange Act and the related rules of the SEC, stockholders have the opportunity to vote, on an advisory basis, on the frequency of future advisory Say on Pay votes on Atleos executive compensation.

The Board recommends that future advisory Say on Pay votes on Atleos executive compensation be held on an annual basis. The Board believes that an annual Say on Pay vote is the most appropriate option for Atleos and its stockholders, as it will allow the most frequent opportunity for our stockholders to evaluate and assess our executive compensation program. In addition, an annual Say on Pay vote provides the Board, and the CHRC, with the most frequent feedback on our executive compensation program. Annual feedback allows the Board and CHRC, with input from our stockholders, to implement appropriate adjustments to our compensation programs on a yearly basis, as opposed to every two or every three years.

How Does the Board Recommend that I Vote on this Proposal?

The Board recommends that, you vote “1 Year”

on a non-binding and advisory basis, for the frequency of future advisory Say on Pay votes on the compensation of the named executives. Properly authorized proxies received by the Board will be voted for conducting future advisory votes on Atleos executive compensation on an annual basis unless they specify otherwise.

Vote Required for Approval

The option of one year, two years or three years that receives a majority of the votes cast on the proposal by holders of our common stock (in person via attendance at the virtual Annual Meeting or by proxy) will be the frequency for the advisory vote on executive compensation that has been recommended by our stockholders. In the event that no option receives a majority of the votes cast, we will consider the option that receives the most votes to be the option selected by stockholders. Abstentions and broker “non-votes” will not be counted as votes cast and will have no effect on the votes for this proposal.

85	2024 Proxy Statement

Fees Paid to Independent Registered Public Accounting Firm

The following Table presents the approximate fees for professional audit services rendered by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (PricewaterhouseCoopers), for the audit of the Company’s financial statements for the fiscal year ended December 31, 2023, as well as the approximate worldwide fees billed for other services rendered by PricewaterhouseCoopers in fiscal year 2023. Prior to the Separation from NCR Corp, Atleos did not separately engage an independent registered public accounting firm. PricewaterhouseCoopers performed a separate audit of NCR Corp and performed certain other services related to us for periods prior to fiscal 2023; however, fees associated with those services prior to the Separation were paid by NCR Corp.

2023
Service	($)

Audit Fees(1)	4,465,000
Audit-Related Fees	—
Subtotal	4,465,000
Tax Fees(2)	72,300
All Other Fees(3)	2,000
Subtotal	74,300
Total Fees	4,539,300

(1)
Includes fees required for the audit of NCR Atleos' consolidated financial statements, quarterly reviews of interim financial statements, Consents associated with Registration Statements, statutory audits and the incremental audit effort associated with the Separation from NCR Voyix.
(2)
Generally includes tax compliance, consulting and planning services. In 2023, fees for tax services include:
(a)
$66,000 for tax audit consultation and assistance; and
(b)
$6,300 for tax compliance including the preparation, review and filing of tax returns.
(3)
Includes fees for all other work performed by PricewaterhouseCoopers that does not meet the above category descriptions. In 2023, this amount related to licenses to research applications. These items were evaluated by the Audit Committee to be permissible services and determined not to impact the independence and objectivity of the independent registered public accounting firm.

Pursuant to its charter, the Audit Committee must pre-approve all auditing services, review and attest services, internal control related services and non-audit services provided to the Company by the independent registered public accounting firm and all fees payable by the Company to the independent registered public accounting firm for such services. The Audit Committee also is responsible for overseeing the audit fee negotiations associated with the retention of PricewaterhouseCoopers LLP for the audit of our financial statements.

86	2024 Proxy Statement

Fees Paid to Independent Registered Public Accounting Firm

The Audit Committee has adopted a pre-approval policy to promote compliance with the NYSE’s listing standards and the applicable SEC rules and regulations relating to auditor independence. In accordance with the Audit Committee charter and the pre-approval policy, the Audit Committee reviews with PricewaterhouseCoopers LLP and management the plan and scope of PricewaterhouseCoopers LLP’s proposed annual financial audit and quarterly reviews, including the procedures to be utilized and PricewaterhouseCoopers LLP’s compensation, and pre-approves all auditing services, review and attest services, internal control related services and permitted non-audit services (including the fees and terms thereof) to be performed for us by PricewaterhouseCoopers LLP. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee. Any pre-approvals granted by such Committee member(s) will be presented to the full Audit Committee at its next regularly scheduled meeting for ratification.

87	2024 Proxy Statement

Board Audit Committee Report

The Audit Committee consists of three directors, each of whom is independent as determined by the Board of Directors based on independence standards set forth in the NCR Atleos Corporation Board of Directors Corporate Governance Guidelines, which adopts the definition of independence described in the listing standards of the New York Stock Exchange (NYSE) and the applicable rules of the U.S. Securities and Exchange Commission (SEC). In accordance with NYSE rules, all members are “financially literate.” In addition, as of the date of this report, Ms. Baker, Mr. Almeida and Mr. von Gillern are “audit committee financial experts” as defined under applicable SEC rules. A brief description of the responsibilities of the Audit Committee is set forth above under the caption Committees of the Board. The Audit Committee acts under a charter adopted by the Board of Directors, which is periodically reviewed and revised as appropriate. The Audit Committee charter is available on the Company’s website at https://www.ncratleos.com/about-us/corporate-governance/committee-memberships-and-charters.

In general, Atleos’ management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. PricewaterhouseCoopers LLP (PricewaterhouseCoopers), Atleos’ independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles, as well as an independent audit of the Company’s internal controls over financial reporting.

In the course of fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements for fiscal year 2023, as well as its quarterly public earnings releases and its quarterly reports on Form 10-Q, and, together with the Board, has reviewed and discussed the Company’s Annual Report on Form 10-K and this proxy statement. In addition, the Audit Committee discussed with PricewaterhouseCoopers, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the SEC. The Audit Committee also has received the written disclosures and the letter from PricewaterhouseCoopers required by applicable requirements of the PCAOB’s Rule 3526 and has discussed with PricewaterhouseCoopers its independence, and the Audit Committee concurred, based on those disclosures and discussions as well as its own review and consideration, that PricewaterhouseCoopers is independent. In connection with its discussions concerning the independence of its independent registered public accounting firm, the Audit Committee adopted its annual policy requiring that the Audit Committee pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm or its affiliates to Atleos or its consolidated subsidiaries. The Audit Committee also reviewed its procedures for processing and addressing complaints regarding accounting, internal controls, or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters. Finally, the Audit Committee has reviewed Atleos’ critical accounting policies and alternative policies with management and the Company’s independent registered public accounting firm to determine that both are in agreement that the policies currently being used are appropriate.

88	2024 Proxy Statement

Board Audit Committee Report

The Audit Committee met in executive session at its regular meetings periodically throughout the year with both PricewaterhouseCoopers and the Company’s Chief Audit Executive. It also met privately on occasion with the Chief Financial Officer, who has unrestricted access to the Audit Committee.

Based on the reviews and the discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC.

Date: March 13, 2024	The Audit Committee Mary Ellen Baker, Chair Odilon Almeida, Jr. Jeffry H. von Gillern

89	2024 Proxy Statement

Proposal 4 – Ratification of the Appointment of Independent Registered Public Accounting Firm for 2024

The Board of Directors recommends that you vote FOR the proposal to ratify the appointment of PricewaterhouseCoopers as our independent accounting firm for the fiscal year ending December 31, 2024.

Proposal Details

The Audit Committee has appointed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Although stockholder ratification of the appointment of the Company’s independent registered public accounting firm is not required, the Board is asking that you ratify this appointment as a matter of good corporate governance.

PricewaterhouseCoopers is a leader in providing audit services to companies in the high-technology industry. The Audit Committee believes that PricewaterhouseCoopers is well qualified to serve as Atleos' independent registered public accounting firm due to its experience, global presence with offices or affiliates in or near most locations where Atleos does business and quality audit work in serving the Company. PricewaterhouseCoopers rotates its audit partners assigned to audit Atleos at least once every five years and the Audit Committee has placed restrictions on the Company’s ability to hire any employees or former employees of PricewaterhouseCoopers or its affiliates. Based on its Pre-Approval Policy as defined in the Fees Paid to Independent Registered Public Accounting Firm section of this proxy statement and applicable SEC rules and guidance, the Audit Committee considered whether the provision during 2023 of the tax and other non-audit services described above under the caption “Fees Paid to Independent Registered Public Accounting Firm” was compatible with maintaining the independence of PricewaterhouseCoopers and concluded that it was.

PricewaterhouseCoopers representatives are expected to be present at the virtual Annual Meeting where they will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

90	2024 Proxy Statement

Proposal 4 – Ratification of the Appointment of Independent Registered Public Accounting Firm for 2024

How Does the Board Recommend that I Vote on this Proposal?

The Board of Directors and the Audit Committee recommend that you vote FOR this proposal.

Properly authorized proxies received by the Board will be voted FOR this proposal unless they specify otherwise. If the stockholders do not ratify the appointment of PricewaterhouseCoopers, the Audit Committee will reconsider the appointment, but may elect to maintain it.

Vote Required for Approval

The affirmative vote of a majority of the votes cast by holders of our common stock (in person via attendance at the virtual meeting or by proxy), is required to approve the ratification of the appointment of our independent registered accounting firm. Abstentions and broker “non-votes”, if any, will not be counted as votes cast and will have no effect on the approval of this proposal. As brokers generally have discretionary authority to vote on this proposal if they do not receive voting instructions, we do not expect any broker non-votes. The vote is not binding on the Board and Audit Committee but the Board and Audit Committee will review and consider the voting results when evaluating selection of the Company’s independent registered public accounting firm in the future.

91	2024 Proxy Statement

Other Matters

The Board does not know of any matters that will be brought before the Annual Meeting or any postponement or adjournment thereof other than those listed in the notice of meeting. If any other matters are properly introduced at the Annual Meeting, or any postponement or adjournment thereof, for consideration, including consideration of a motion to adjourn the Annual Meeting to another time or place, the individuals named on the enclosed form of proxy will have authority to vote on such matters in their discretion.

92	2024 Proxy Statement

Certain Security Ownership Information

Security Ownership of Certain Beneficial Owners and Management

Officers and Directors

The following table shows information as of March 4, 2024 (the “Table Date”), unless otherwise indicated, regarding the beneficial ownership of Atleos common stock by: (i) each named executive listed in our Summary Compensation Table; (ii) each non-employee director; and (iii) all current directors and executive officers as a group. Unless otherwise indicated, to Atleos’ knowledge each person named in the table below has sole voting and investment power over the shares reported. As of the Table Date, 71,782,440 shares of the Company’s common stock were issued and outstanding. Unless otherwise noted below, the address of each beneficial owner listed in the table is: c/o NCR Atleos Corporation, 864 Spring Street NW, Atlanta, Georgia 30308-1007.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Outstanding

Joseph E. Reece	30,085	*
Mark W. Begor	27,740	*
Odilon Almeida Jr.	6,817	*
Mary Ellen Baker	6,817	*
Michelle McKinney Frymire	6,817	*
Frank A. Natoli	6,817	*
Jeffry H. Von Gillern	6,817	*
Timothy C. Oliver(2)	120,445	0.2%
Paul J. Campbell(3)	24,329	*
Stuart Mackinnon(4)	71,246	*
LaShawne Meriwether(5)	—	*
Ricardo J. Nuñez(6)	—	*
Andrew R. Duvall(7)	9,796	*
Current Directors, Director Nominees and Executive Officers as a Group (13 persons)	317,726	0.4%

* Less than 1%.

(1)
Represents shares of Atleos common stock held, and RSUs held that will become exercisable or vest, respectively, within 60 days after the Table Date. Includes the following shares deferred under our Director Compensation Program: 27,480 shares deferred by Mr. Begor, 6,817 shares deferred by Mr. Natoli, and 27,585 shares deferred by Mr. Reece. Includes RSUs granted to our directors under a Director Compensation Program that will vest on May 2, 2024.
(2)
Excludes 199,160 RSUs held by Mr. Oliver that are not scheduled to vest within 60 days after the Table Date.
(3)
Excludes 39,227 RSUs held by Mr. Campbell that are not scheduled to vest within 60 days after the Table Date. Includes 13,093 deferred shares by Mr. Campbell under the NCR Voyix Deferred Compensation Plan.

93	2024 Proxy Statement

Certain Security Ownership Information

(4)
Excludes 70,389 RSUs held by Mr. Mackinnon that are not scheduled to vest within 60 days after the Table Date.
(5)
Excludes 69,362 RSUs held by Ms. Meriwether that are not scheduled to vest within 60 days after the Table Date.
(6)
Excludes 86,764 RSUs held by Mr. Nuñez that are not scheduled to vest within 60 days after the Table Date.
(7)
Excludes 14,068 RSUs held by Mr. Duvall that are not scheduled to vest within 60 days after the Table Date.

Other Beneficial Owners of Common Stock

To the company’s knowledge, and as reported as of the close of business on March 4, 2024 except as otherwise specified), the following stockholders beneficially own more than 5% of the Company’s outstanding stock. Applicable percentage ownership is based on 71,782,440 shares of common stock outstanding as of March 4, 2024.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding

The Vanguard Group(1) 100 Vanguard Boulevard Malvern, PA 19355	7,788,813	10.9%
BlackRock, Inc.(2) 50 Hudson Yards New York, NY 10001	8,735,538	12.2%
(1)
Information, including ownership percentage, is based on a Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group (“Vanguard”), reporting beneficial ownership of 7,788,813 shares of the Company’s stock as of December 31, 2023. In this filing, Vanguard reported sole dispositive power with respect to 7,692,910 of such shares, shared dispositive power with respect to 95,903 of such shares and shared voting power with respect to 24,968 of such shares.
(2)
Information, including ownership percentage, is based on a Schedule 13G/A filed with the SEC on January 23, 2024 by BlackRock, Inc. (“BlackRock”), reporting beneficial ownership of 8,735,538 shares of the Company’s stock as of December 31, 2023. In this filing, BlackRock reported sole power to vote or direct the vote with respect to 8,451,539 of such shares, and sole power to dispose of or to direct the disposition with respect to all 8,735,558 of such shares.

94	2024 Proxy Statement

Questions Relating to this Proxy Statement - Information about Our Virtual Annual Meeting

What is the purpose of these proxy materials?

We are making this proxy statement, the notice of 2024 annual meeting and our 2023 annual report available to stockholders beginning on or about April 1, 2024 in connection with the solicitation by the Board of Directors (the “Board”) of NCR Atleos Corporation, a Maryland corporation (“Atleos,” the “Company,” “we” or “us”), of proxies for the 2024 Annual Meeting of Stockholders, and any postponement or adjournment thereof (the “Annual Meeting”), to be held via a live webcast, for the purposes set forth in these proxy materials.

How do I attend and ask questions at the Annual Meeting?

The Annual Meeting will be a virtual meeting of stockholders, which allows stockholders the ability to more easily attend the Annual Meeting without incurring travel costs or other inconveniences. If you are a stockholder as of the close of business on March 4 2024, the record date for the Annual Meeting (the “Record Date”), or a proxy for a record stockholder or a beneficial owner of Atleos’ common stock, par value $0.01 per share (the “common stock”) with evidence of ownership, you will be able to attend the Annual Meeting and vote and submit questions during the Annual Meeting via a live webcast by registering at www.proxydocs.com/NATL, which provides our stockholders with rights and opportunities to vote and ask questions equivalent to in-person meetings of stockholders. The Annual Meeting will convene at 12:00 p.m. Eastern Time, on May 21, 2024.

We recommend that you authorize a proxy to vote your shares as described below so that your vote will be counted if you later decide not to virtually attend the Annual Meeting.

How do I access the proxy materials?

We are providing access to our proxy materials (including this proxy statement, the notice of 2024 annual meeting and our 2023 annual report) over the Internet pursuant to rules adopted by the SEC. Beginning on or about April 1, 2024, we will send Notices of Internet Availability of Proxy Materials (each, a “Notice”) by mail to stockholders entitled to notice of or a vote at the Annual Meeting. The Notice includes instructions on how to view the electronic proxy materials on the Internet, which will be available to all stockholders beginning on or about April 1, 2024. The Notice also includes instructions on how to elect to receive future proxy materials by email. If you choose to receive future proxy materials by email, next year you will receive an email with a link to the proxy materials and proxy voting site, and you will continue to receive proxy materials in this manner until you terminate your election. We encourage you to take advantage of the availability of our proxy materials on the Internet.

Will I receive a printed copy of the proxy materials?

You will not receive a printed copy of the proxy materials unless you specifically request one. Each Notice includes instructions on how to request a printed copy of the proxy

95	2024 Proxy Statement

Questions Relating to this Proxy Statement - Information about Our Virtual Annual Meeting materials, including the proxy card for the Annual Meeting if you are a record holder or the applicable voting instruction form (or forms) if you are a beneficial owner, at no cost to you. In addition, by following the instructions on the Notice, you can elect to receive future proxy materials in printed form by mail. If you choose to receive future proxy materials in printed form by mail, we will continue to send you printed materials pursuant to that election until you notify us otherwise.

Additional printed copies of the Annual Report, as well as our Corporate Governance Guidelines, Code of Conduct, charters for each of our Board committees, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including the financial statements and the financial statement schedules, are available without charge to stockholders upon written request to the Company’s Corporate Secretary at NCR Atleos Corporation, 864 Spring Street NW, Atlanta, Georgia 30308-1007 or via our website at www.ncratleos.com. We will furnish the exhibits to our Annual Report upon payment of our copying and mailing expenses.

Can I access the proxy materials on the Internet?

Yes. The Company’s proxy statement and our Annual Report are available free of charge at SEC Filings | NCR Atleos Corporation and www.proxydocs.com/NATL. You may also obtain these materials at the SEC website at www.sec.gov or by contacting the Company’s Corporate Secretary at NCR Atleos Corporation, 864 Spring Street NW, Atlanta, Georgia 30308-1007. The Annual Report is not proxy soliciting material. Except to the extent specifically referenced herein, information contained or referenced on our website or social media is not incorporated by reference into and does not form a part of the proxy statement.

What does it mean if I receive more than one Notice?

We are taking advantage of the householding rules adopted by the SEC that permit us to deliver only one Notice to stockholders who share an address, unless otherwise requested. This allows us to reduce the expense of delivering duplicate Notices to our stockholders who may have more than one stock account or who share an address with another Atleos stockholder.

If you have multiple common stock record accounts and you have received only one Notice with respect to your common stock, and/or if you share an address with another Atleos stockholder and you have received only one Notice:

•
you may write us at 864 Spring Street NW, Atlanta, Georgia 30308-1007, Attn: Investor Relations, or call us at 1-800-225-5627, to request separate copies of the proxy materials at no cost to you; or
•
if you no longer wish to participate in the householding program, please call 1-866-540-7095 to “opt-out” or revoke your consent.

If you have multiple Atleos common stock record accounts and you have received multiple copies of the Notice with respect to your common stock, and/or if you share an address with another Atleos stockholder and you have received multiple copies of the Notice, and you wish to participate in the householding program, please call 1-866-540-7095 to “opt-in.”

96	2024 Proxy Statement

Questions Relating to this Proxy Statement - Information about Our Virtual Annual Meeting

Who is soliciting my vote and who pays the cost of this proxy solicitation?

Your vote is being solicited by our Board. Certain of our officers, directors and employees, none of whom will receive additional compensation therefor, may solicit proxies by telephone or other personal communication. We have hired Innisfree M&A Incorporated to assist in the solicitation of proxies at an estimated cost of $20,000 plus reimbursement of reasonable out-of-pocket expenses. In accordance with SEC and New York Stock Exchange (“NYSE”) rules, Atleos also will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses of sending proxies and proxy materials to the beneficial owners of Atleos common stock.

Who will count the vote?

Mediant Communications Inc., an independent third party, will count the votes and act as the inspector of the elections.

Who is entitled to vote at the Annual Meeting?

Record holders of our common stock on the Record Date are entitled to notice of and to vote at the Annual Meeting.

How many votes do I have?

Each record holder of common stock will have one vote for each share of common stock held at the close of business on the Record Date on each matter that is properly brought before the Annual Meeting and on which holders of common stock are entitled to vote. There were 71,782,440 shares of the Company’s common stock issued and outstanding shares of common stock outstanding on the Record Date.

How do I vote my shares?

Your vote is important. Your shares can be voted at the Annual Meeting only if you are present (via attendance at the Annual Meeting by webcast) or if your shares are represented by proxy. Even if you plan to attend the Annual Meeting webcast, we urge you to authorize a proxy to vote your shares in advance.

You can authorize a proxy to vote your shares of common stock electronically by going to www.proxypush.com/NATL, or by calling the toll-free number (for residents of the United States and Canada) listed on the proxy card. Please have your proxy card in hand when going online or calling. If you authorize a proxy to vote your shares electronically, you do not need to return the proxy card. If you received proxy materials by mail and want to authorize your proxy by mail, simply mark the proxy card, and then date, sign and return it in the applicable postage-paid envelope provided so it is received no later than May 20, 2024.

Your shares of common stock will be voted at the Annual Meeting as directed by your electronic proxy or the instructions on your proxy card if: (i) you are entitled to vote those shares; (ii) your proxy for those shares was properly executed or properly authorized electronically; (iii) we received your proxy for those shares prior to the Annual Meeting; and (iv) you did not revoke your proxy for those shares prior to or at the Annual Meeting or provide a later dated proxy. The method by which you vote or authorize a proxy to vote

97	2024 Proxy Statement

Questions Relating to this Proxy Statement - Information about Our Virtual Annual Meeting your shares will in no way limit your right to attend and vote at the Annual Meeting webcast if you later decide to do so. However, attendance at the Annual Meeting, by itself, will not cause your previously granted proxy to be revoked unless you specifically make that request or vote in person at the Annual Meeting.

If you properly authorize and submit your proxy card, your shares will be voted as you direct or will be voted as specified in the above Board recommendations if you do not direct a particular vote, including voting for all nominees recommended by the Board if no specification has been provided with respect to voting in the election of directors. With respect to director elections, (i) if you return your proxy card but only indicate a voting specification with respect to some of the nominees, your shares will only be voted with respect to such nominees and will not be voted with respect to any other nominees, and (ii) should any nominee be unable to serve, the Board may reduce the size of the Board or designate a substitute nominee. If the Board designates a substitute nominee, shares represented by properly authorized proxies that were voted in favor of the nominee that became unable to serve will be voted FOR the substitute nominee. With respect to any other matter that may be properly brought before the Annual Meeting or any adjournment or postponement thereof, the persons designated as proxies reserve full discretion to vote in accordance with their judgment.

Please note that if you hold any of your shares through a bank, broker or other nominee (i.e., in street name), you may be able to authorize your proxy for those shares by telephone, the Internet or mail. You should follow the instructions you receive from your bank, broker or other nominee to vote these shares. Also, if you hold any of your shares in street name, you must obtain a “legal proxy” executed in your favor from your bank, broker or nominee to be able to vote those shares in person via attendance at the virtual Annual Meeting. Obtaining a legal proxy may take several days.

If I authorized a proxy, can I revoke it and change my vote?

Yes, you may revoke a proxy at any time before it is exercised at the Annual Meeting by:

•
authorizing a new proxy on the Internet or by telephone;
•
properly executing and delivering another proxy card (dated as of a date later than the date of the original proxy card), which is received no later than 5:00 p.m. Eastern Time on the business day immediately prior to the Annual Meeting;
•
voting at the Annual Meeting (attendance at the Annual Meeting without voting will not revoke a previously authorized proxy); or
•
sending a written notice of revocation to the inspector of election in care of the Corporate Secretary of the Company at 864 Spring Street NW, Atlanta, Georgia 30308-1007 that is received no later than May 20, 2024.

Only the most recent, properly authorized proxy will be exercised and all others will be disregarded regardless of the method by which the proxies were authorized.

If shares of our common stock are held on your behalf by a broker, bank or other nominee, you must contact it to receive instructions as to how you may revoke your proxy instructions for those shares.

Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request or vote in person at the Annual Meeting.

98	2024 Proxy Statement

Questions Relating to this Proxy Statement - Information about Our Virtual Annual Meeting

What constitutes a quorum at the Annual Meeting?

The presence at the Annual Meeting (in person via attendance at the virtual Annual Meeting by proxy) of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum.

What vote is required to approve each proposal?

Proposal		Vote required for approval(1)	Effect of Abstentions	Effect of Broker Non-Votes(2) (3)

1.	Election of director nominees	Majority of the total votes cast for and against each nominee	No effect	No effect

2.	Say on Pay: Advisory Vote on the Compensation of the Named Executive Officers as described in these proxy materials	Majority of votes cast	No effect	No effect

3.	Say on Frequency: Advisory Vote on Frequency of Future Advisory Votes on the Compensation of the Named Executive Officers as described in these proxy materials	Majority of votes cast(4)	No effect	No effect

4.	Ratification of the Appointment of Independent Registered Public Accounting Firm for the year ending December 31, 2024	Majority of votes cast	No effect	No effect

(1)
“Majority of votes cast” means the affirmative vote of a majority of all votes cast by holders of our common stock (in person via attendance at the virtual Annual Meeting or by proxy).
(2)
Under Maryland law, abstentions and broker “non-votes” will not be counted as votes cast and will have no effect on the results of the votes in the election of directors, the Say on Pay proposal, the Say on Frequency proposal, or the proposal to ratify the appointment of our independent registered accounting firm.
(3)
A broker “non-vote” occurs when a broker returns a properly executed proxy containing at least one routine matter but does not vote on a particular proposal because the broker does not have the discretionary authority to vote on the proposal and has not received voting instructions from the beneficial owner regarding the proposal. Under the rules of the NYSE, brokers have the discretionary authority to vote on the ratification of our independent registered public accounting firm, but not on the election of our directors, on the Say on Pay proposal, or on the Say on Frequency proposal.
(4)
In the event that no option receives a majority of the votes cast, we will consider the option that receives the highest number of votes cast by holders of our common stock (in person via attendance at the virtual Annual Meeting or by proxy) will be considered our stockholders’ recommendation as to the frequency of future Say on Pay votes.

99	2024 Proxy Statement

Questions Relating to this Proxy Statement - Information about Our Virtual Annual Meeting

What if I have technical difficulties or trouble accessing the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. An email address for support is provided during the registration process and a toll-free support number is provided in the email that registrants receive one hour prior to the meeting.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders of the Company have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

When will you publish the results of the Annual Meeting?

We will include the results of the votes taken at the Annual Meeting in a Current Report on Form 8-K filed with the SEC following the Annual Meeting.

100	2024 Proxy Statement

General Information

Cost of Proxy Solicitation

We will pay the expenses of soliciting proxies in connection with the Annual Meeting. Proxies may be solicited on our behalf through the mail, in person or by telephone, electronic or facsimile transmission. We have hired Innisfree M&A Incorporated to assist in the solicitation of proxies at an estimated cost of $20,000 plus reimbursement of reasonable out-of-pocket expenses. In accordance with SEC and NYSE rules, Atleos also will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses of sending proxies and proxy materials to the beneficial owners of Atleos common stock.

Procedures for Nominations Using Proxy Access

Stockholders interested in submitting nominations to the Board to be included in the Company’s 2025 proxy materials pursuant to the proxy access provisions in Article I, Section 8 of the Company’s current bylaws must follow the procedures found in the Company’s bylaws. Nominations (containing the information specified in the bylaws regarding the stockholders and the proposed nominee) must be received by Atleos’ Corporate Secretary no earlier than November 2, 2024, nor later than 5:00 p.m. Eastern Time on December 2, 2024. Only stockholders meeting the ownership requirements set forth in Article I, Section 8 of the Company’s bylaws may submit nominations pursuant to the Company’s proxy access provisions.

Procedures for Stockholder Proposals and Nominations for 2025 Annual Meeting Pursuant to SEC Rule 14a-8

Stockholders interested in presenting a proposal pursuant to SEC Rule 14a-8 for possible inclusion in the proxy materials for Atleos' 2025 Annual Meeting of Stockholders must follow the procedures found in SEC Rule 14a-8 and the Company’s bylaws. To be eligible for possible inclusion in the Company’s 2025 proxy materials, all qualified proposals must be received by Atleos' Corporate Secretary no later than 5:00 p.m. Eastern Time on December 2, 2024.

Procedures for Stockholder Proposals and Nominations for 2025 Annual Meeting Outside of SEC Rule 14a-8 and Pursuant to SEC Rule 14a-19

Under the Company’s current bylaws, nominations for election of directors and proposals for other business to be considered by the stockholders at an annual meeting outside of SEC Rule 14a-8 may be made only: (i) pursuant to the Company’s notice of meeting; (ii) by or at the direction of the Board; or (iii) by any stockholder of the Company that was a stockholder of record at the record date for the annual meeting, at the time of giving of notice as provided for in our bylaws and at the time of the annual meeting, that is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and that has provided the information required by our bylaws and delivered notice to the Company no earlier than 120 days, which is January 21, 2025, nor later than 5:00 p.m. Eastern Time, on the 90th day, which is February 20, 2025, before the first anniversary of the date of the preceding year’s annual meeting. In addition to satisfying the requirements under our bylaws, to comply with the universal proxy rules, stockholders who

101	2024 Proxy Statement

General Information

intend to solicit proxies in support of director nominees other than the Company’s nominees must also provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, which notice must be received by Atleos’ Corporate Secretary no later than February 20, 2025.

A copy of the full text of the Company’s current bylaws may be obtained upon written request to the Corporate Secretary at the address provided on Communications with Directors section of this proxy statement and online at https://www.ncratleos.com/about-us/corporate-governance.

The above notice and proxy statement are sent by order of the Board of Directors.

Ricardo J. Nuñez Executive Vice President, General Counsel and Secretary

Dated: April 1, 2024

Note to Investors. This proxy statement and Annual Report contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements use words such as “expect,” “anticipate,” “outlook,” “intend,” “plan,” “confident,” “believe,” “will,” “should,” “would,” “potential,” “positioning,” “proposed,” “planned,” “objective,” “likely,” “could,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to Atleos' plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in this proxy statement and Annual Report include, without limitation, statements regarding: Atleos’ business and financial strategy; Atleos’ future plans relating to its workforce talent and diversity, equity and inclusion initiatives; expectation regarding Atleos’ cash flow generation and liquidity; our expectations of demand for our solutions and execution and the impact thereof on our financial results in 2024; Atleos’ focus on advancing our strategic growth initiatives and transforming Atleos into a software-led as a service company with a higher mix of recurring revenue streams; and our expectations of Atleos’ ability to deliver increased value to customers and stockholders. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors relating to:

•
Strategy and Technology: transforming our business model; development and introduction of new solutions; competition in the technology industry; integration of acquisitions and management of alliance activities; and our multinational operations;
•
Business Operations: domestic and global economic and credit conditions; risks and uncertainties from the payments-related business and industry; disruptions in our data center hosting and public cloud facilities; retention and attraction of key employees; defects, errors, installation difficulties or development delays; failure of third-party suppliers; a major natural disaster or catastrophic event, including the impact of pandemics and geopolitical and macroeconomic challenges; environmental exposures from historical and ongoing manufacturing activities; and climate change;
•
Data Privacy & Security: impact of data protection, cybersecurity and data privacy including any related issues;
•
Finance and Accounting: our level of indebtedness; the terms governing our indebtedness; incurrence of additional debt or similar liabilities or obligations; access or renewal of financing sources; our cash flow sufficiency to service our indebtedness; interest rate risks; the terms governing our trade receivables facility; the impact of certain changes in control relating to acceleration of our future indebtedness; our obligations under other future financing arrangements, or required repurchase of our senior unsecured notes; any lowering or withdrawal of the ratings assigned to our debt securities by rating agencies; our pension liabilities; and write down of the value of certain significant assets;
•
Law and Compliance: allegations or claims by third parties that our products or services infringe on intellectual property rights of others, including claims against our customers and claims by our customers to defend and

102	2024 Proxy Statement

General Information

indemnify them with respect to such claims; protection of our intellectual property and third-party intellectual property infringement claims; changes to our tax rates and additional income tax liabilities; uncertainties regarding regulations, lawsuits and other related matters; and changes to cryptocurrency regulations;
•
Governance: actions or proposals from stockholders that do not align with our business strategies or the interests of our other stockholders;
•
Separation: the failure of Atleos to achieve some or all of the expected strategic benefits, synergies or opportunities expected from the Separation; that Atleos may incur material costs and expenses as a result of the Separation; that Atleos has no history operating as an independent, publicly traded company, and Atleos’ historical and pro forma financial information is not necessarily representative of the results that it would have achieved as a separate, publicly traded company and therefore may not be a reliable indicator of its future results; Atleos’ obligation to indemnify Voyix pursuant to the agreements entered into connection with the Separation (including with respect to material taxes) and the risk Voyix may not fulfill any obligations to indemnify Atleos under such agreements; that under applicable tax law, Atleos may be liable for certain tax liabilities of Voyix following the Separation if Voyix were to fail to pay such taxes; that agreements binding on Atleos restrict it from taking certain actions after the distribution that could adversely impact the intended U.S. federal income tax treatment of the distribution and related transactions; potential liabilities arising out of state and federal fraudulent conveyance laws; the fact that Atleos may receive worse commercial terms from third-parties for services it presently receives from Voyix; that after the Separation, certain of Atleos’ executive officers and directors may have actual or potential conflicts of interest because of their previous positions at Voyix; potential difficulties in maintaining relationships with key personnel; that Atleos will not be able to rely on the earnings, assets or cash flow of Voyix and Voyix will not provide funds to finance Atleos’ working capital or other cash requirements.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those set forth in the forward-looking statements. There can be no guarantee that the planned separation will be completed in the expected form or within the expected time frame or at all. Neither can there be any guarantee that stockholders will achieve any particular level of stockholder returns. Additional information concerning these and other factors can be found in the Company’s filings with the U.S. Securities and Exchange Commission, including our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Any forward-looking statement speaks only as of the date on which it is made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

103	2024 Proxy Statement

NCR ATLEOS

FSC
www.fsc.org
MIX
Paper from responsible sources
FSC® C132107

PRINTED WITH SOY INK™

Your vote is important! Please vote by: ncr atleos corporation annual meeting of stockholders for stockholders of record as of march 4, 2024 date: time: tuesday, may 21, 2024 12:00 pm, eastern time place: annual meeting to be held live via the internet - please visit www.proxydocs.com/natl for more details. This proxy is being solicited on behalf of the board of directors the undersigned hereby appoints timothy c. Oliver, ricardo j. Nuñez, and paul j. Campbell (the "named proxies"), and each or either of them, as the true and lawful proxies of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of ncr atleos corporation which the undersigned is entitled to vote at said meeting and any postponement or adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any postponement or adjournment thereof, conferring authority upon such true and lawful proxies to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given and otherwise authorizing such true and lawful proxies to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The shares represented by this proxy will be voted as directed or, if no direction is given, shares will be voted identical to the board of directors recommendation. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the named proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (see reverse side) but you need not mark any box if you wish to vote in accordance with the board of directors’ recommendation. The named proxies cannot vote your shares unless you sign (on the reverse side) and return this card. Please be sure to sign and date this proxy card and mark on the reverse side p.o. Box 8016, cary, nc 27512-9903 internet go to: www.proxypush.com/natl • cast your vote online • have your proxy card ready • follow the simple instructions to record your vote phone call 1-866-647-2142 • use any touch-tone telephone • have your proxy card ready • follow the simple recorded instructions mail • mark, sign and date your proxy card • fold and return your proxy card in the postage-paid envelope provided you must register to attend the meeting online and/or participate at www.proxydocs.com/natl

Ncr atleos corporation annual meeting of stockholders the board of directors recommends a vote: for on proposals 1, 2 and 4 the board recommends that an advisory vote on the compensation for named executive officers be held every 1 year. Proposal your vote board of directors recommends 1. Election of each director nominee for against abstain 1.01 odilon almeida, jr., #p2# #p2# #p2# for 1.02 mary ellen baker #p3# #p3# #p3# for 1.03 mark w. Begor #p4# #p4# #p4# for 1.04 michelle mckinney frymire #p5# #p5# #p5# for 1.05 frank a. Natoli #p6# #p6# #p6# for 1.06 timothy c. Oliver #p7# #p7# #p7# for 1.07 joseph e. Reece #p8# #p8# #p8# for 1.08 jeffry h. Von gillern #p9# #p9# #p9# for for against abstain 2. To approve, on a non-binding and advisory basis, the compensation of the named executive officers as more particularly described in the proxy materials. #p10# #p10# #p10# for 1yr 2yr 3yr abstain 3. To approve, on a non-binding and advisory basis, the frequency of future advisory votes on the compensation of our named executive officers. #p11# #p11# #p11# #p11# 1 year for against abstain 4. To ratify the appointment of pricewaterhousecoopers llp as the company's independent registered public accounting firm for the fiscal year ending december 31, 2024 as more particularly described in the proxy materials. #p12# #p12# #p12# for you must register to attend the meeting online and/or participate at www.proxydocs.com/natl authorized signatures - must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy/vote form. Signature (and title if applicable) proposal_page - vifl date signature (if held jointly) date please make your marks like this: x